                                                                  Attachments to
                                                                  Exhibit 10.3








EX-10.3 Additional information to Business Loan Agreement among Genomic
        Solutions and certain of its warrantholders, dated April 23, 1999

                                   EXHIBIT A

                                PROMISSORY NOTE

THE RIGHTS OF THE HOLDER OF THIS NOTE TO RECEIVE PAYMENT ARE SUBJECT AND SUBORDINATE TO THE PAYMENT OF ALL OBLIGATIONS OF MAKER OR OBLIGOR TO COMERICA BANK, AND ITS SUCCESSORS AND ASSIGNS, UNDER THE TERMS OF THE SUBORDINATION AGREEMENT DATED APRIL 23, 1999 EXECUTED BY GENOMIC SOLUTIONS, INC., THE PAYEE OF THIS NOTE, ET AL.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

                         P R 0 M I S S 0 R Y   N 0 T E

$                                                            Ann Arbor, Michigan
                                                             April 23, 1999

     FOR VALUE RECEIVED, Genomic Solutions, Inc., a Delaware corporation, 4355 Varsity Drive, Suite E, Ann Arbor, Michigan 48108, Genomic Solutions, Ltd., a United Kingdom corporation, Unit 3, Forge Close, Little End Road, Eaton Socon, St. Neots, Cambridgeshire, England PE193TP and Genomic Solutions, K.K., a Japanese corporation, Gotanda Chuo Bldg. 2F, 3-5, Higashigotanda 2-chome, Shinagawa-ku, Tokyo 141-0022, Japan, jointly and severally, hereinafter
collectively referred to as "Borrower", promise to pay to the order of         ,
hereinafter called the "Lender", or holder the sum of   ($   ) dollars in lawful
money of the United States of America, with interest at the rate of twelve
percent (12.0%) per annum on all sums at any time unpaid, at         or at such
other place as the holder hereof may designate by written notice to the Borrower, with interest from the date of the disbursement of the loan, until paid.


     The principal and interest shall be payable over five (5) years ("Loan Term") as follows: except as otherwise provided herein for early payment, the principal shall be due and payable on the earliest of (i) April 23, 2004, (ii) the settlement date following the effective date of a registration statement filed by Genomic Solutions, Inc. (hereinafter sometimes referred to as "Parent") with the Securities and Exchange Commission for a public offering and sale of securities of Parent, (iii) the effective date, immediately after the effective time, of any merger or consolidation of Parent, (iv) a transfer of more than 50% of the issued and outstanding common stock of Parent (if immediately after the transfer the transferee has control of Parent), or (v) a sale of substantially all of the assets of Parent. Interest shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31 commencing June 30, 1999. On each interest payment date, (i) 7/12ths of the interest payable on such date shall be paid in cash, and (ii) 5/12ths of the interest payable on such date shall be paid by the issuance to Lender of a number of shares of common stock of Parent equal to the amount of such interest divided by the Minimum Company Value, provided that on each scheduled interest payment date, Lender may upon ten (10) days, prior written notice to Parent elect not to receive such payment in shares of common stock of Parent and instead elect to defer payment of 5/12ths of the interest due on such scheduled interest payment date, which amount shall then be added to the outstanding principal balance of this Note with effect as of such payment date. Except as otherwise provided herein for early or accelerated payment, the entire unpaid principal balance plus accrued interest and all other indebtedness shall be due and payable on or before April 23, 2004. Interest shall be calculated on a 365 day basis on the unpaid principal balance for the actual days outstanding. For purposes of the foregoing, "Minimum Company Value" shall be the same amount determined as the Minimum Company Value in accordance with the provisions of the Warrants attached to the Loan Agreement (defined below) as Exhibit B (initially $5.00 per share).

     Parent has granted to Lender a security interest in or lien upon all assets of Parent as described in the Security Agreement and Assignment and Pledge Agreement of even date herewith, and Borrower may hereafter grant a security interest in or lien upon other assets as may be described in any other security agreement, mortgage, or other document executed at any time by the Borrower and delivered to the Lender (herein collectively termed "Collateral") as security for the payment of this Note, and for the payment of all other liabilities, whether direct, indirect, absolute or contingent, now or hereafter existing, due to become due, several or otherwise, of the Borrower to the Lender under the Loan Documents (as defined in the Loan Agreement) (herein termed "Indebtedness").

     Upon an event of default under any security agreement, the Business Loan Agreement dated April 23, 1999 between Lender, Borrower and others (the "Loan Agreement"), or any document given in connection with the Collateral, which event of default is not cured within any applicable grace period, (i) this Note and all Indebtedness shall, at the option of the Lender, become immediately due and payable in full without notice, presentation or demand for payment, all such being hereby waived by the Borrower and in such event, it is agreed that the Lender may exercise all rights and remedies available to it under any security agreement, hypothecation agreement, loan agreement, or other agreement relating to or otherwise securing any of the Indebtedness or, which may be available to Lender under the


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


Uniform Commercial Code as in effect in the State of Michigan or other applicable law, and (ii) this note shall thereafter bear interest at the rate of sixteen percent (16%) per annum until such default is cured. Delay or forbearance by the Lender in the exercise of any right granted hereunder shall not operate as a waiver thereof.

A late payment fee in the amount of five percent (5.0%) of the installment due and owing will be assessed against the Borrower in the event the payment required hereunder is received by the Lender more than ten (10) days after the due date.

Provided that all interest payments on this Note shall then be current, Borrower may prepay this Note in whole at any time or in part from time to time. Upon any payment of the principal of this Note in whole or in part prior to April 23, 2004, including as a result of this Note becoming immediately due and payable at the option of the Lender in accordance with the terms of this Note, Borrower shall pay a premium equal to the following sums:

     (i) on amounts prepaid prior to April 24, 2000 - five percent (5%) of amounts prepaid;

     (ii) on amounts prepaid after April 23, 2000 but prior to April 24, 2001, four percent (4%) of amounts prepaid;

     (iii) on amounts prepaid after April 23, 2001 but prior to April 24, 2002, three percent (3%) of amounts prepaid;

     (iv) on amounts prepaid after April 23, 2002 but prior to April 24, 2003, two percent (2%) of amounts prepaid;

     (v) on amounts prepaid after April 23, 2003, one percent (1%) of amounts prepaid,

provided however that (x) if such payment of this Note is a condition imposed by parties purchasing not less than $10,000,000 of common stock or preferred stock of Parent, the premium payable upon payment of this Note in whole or in part prior to April 24, 2000 shall be 2-1/2% instead of 5%, and (y) no premium shall be payable if the value of Borrower, implicit in the price at which shares of common stock of Parent are sold in a public offering pursuant to a registration statement, or the price applicable in any merger or consolidation of Parent or the transfer of more than 50% of the issued and outstanding common stock of Parent or the sale of substantially all of the assets of Parent, shall exceed $50,000,000, and if the prepayment of this Note shall occur by reason of such event. This Note is one of various promissory notes executed and delivered by Borrower pursuant to the Loan Agreement. Borrower shall not prepay this Note in whole or in part unless Borrower shall concurrently prepay in whole or a prorata part of all other promissory notes originally executed and delivered by Borrower on the same date as this Note.

     Notwithstanding any provision to the contrary, it is the intent of the Lender and Borrower that neither the Lender nor any subsequent holder shall be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event the Note calls for an interest payment that exceeds the maximum lawful rate of interest then applicable, such interest shall not be received, collected, charged, or reserved until such time as that interest, together with all other interest then payable, falls within the applicable maximum lawful rate of interest. In the event the Lender, or any subsequent holder, receives any such interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such, or, if the principal indebtedness evidenced hereby is paid in full, any remaining excess funds shall immediately be paid to the Borrower.

     Borrower hereby waives presentment, demand, protest and notice of dishonor and agrees that Borrower shall not be released or discharged by reason of any release, sale or non-action with respect to the Collateral or other undertakings securing this Note.

     The security rights of Lender and its assigns shall not be impaired by Lender's sale, hypothecation, or rehypothecation of any Note of the Borrower or any item of the Collateral, or by any indulgence, including but not limited to:
(i) Any renewal, extension, or modification which Lender may grant with respect to the Indebtedness or any part thereof, (ii) Any surrender, compromise, release, renewal, extension, exchange, or substitution which Lender may grant in respect to the Collateral, or (iii) any indulgence granted in respect of any endorser, comaker, guarantor or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, any guarantee, and any other document (or any of them) , sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all Loan Documents of the undersigned to Lender, as if said purchaser, assignee, transferee, or pledgee were originally named as payee in this Note and in the Loan Documents.

     This Note shall be construed, interpreted and enforced in accordance with the laws of the State of Michigan without regard to its conflict of laws principles. Borrower expressly submits to the jurisdiction and venue in the Federal or state courts of the State of Michigan by process served by mail on Borrower at the address set forth above.

     This Note has been negotiated between Borrower and Lender and shall be deemed to be mutually drafted by them.

IN WITNESS WHEREOF, this Note has been executed by the duly authorized officers of the Borrower.

                                   GENOMIC SOLUTIONS, INC.

                                   By:
                                      ------------------------------------------
                                      Jeffrey S. Williams, President

                                   GENOMIC SOLUTIONS, LTD

                                   By:
                                      ------------------------------------------
                                   GENOMIC SOLUTIONS, K.K.

                                   By:
                                      ------------------------------------------

                                   Exhibit B
                                    filed as
                          Exhibits 4.10, 4.11 and 4.12

                                   EXHIBIT C

                               SECURITY AGREEMENT

                              SECURITY AGREEMENT

     This Security Agreement is entered into this 23rd day of April, 1999, by Genomic Solutions, Inc., a Delaware corporation, 4355 Varsity Drive, Suite E, Ann Arbor, Michigan 48108 ("Borrower") in favor of White Pines Limited Partnership I, a Michigan limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "WPLP"), Pacific Capital, L.P., a Delaware limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Pacific"), Chase Venture Capital Associates, L.P., a California limited partnership, 380 Madison Avenue, 12th Floor, New York, New York 10017 (hereinafter referred to as "Chase"), American Healthcare Fund II, a Delaware limited partnership, 4430 Arapahoe Avenue, Suite 220, Boulder, Colorado 80303 (hereinafter referred to as "American"), Ian R. N. Bund Smith Barney Prototype PS Plan Account #206-08291-12445, P.O. Box 2022, Bloomfield Hills, Michigan 48303 (hereinafter referred to as "Bund"), Yocum Consulting Associates, Inc., an Ohio corporation, 4622 Wyndwood Drive, Toledo, Ohio 43623 (hereinafter referred to as "Yocum"), Volunteer Healthcare Associates, L.L.C., a Tennessee limited liability company, 6 Cadillac Drive, Suite 310, Brentwood, Tennessee 37027 (hereinafter referred to as "Volunteer"), McDonald Investments Inc. Custodian FBO S. Sterling McMillan III IRA Rollover Account #85362191, 2550 Som Center Road, Suite 300, Willoughby Hills, Ohio 44094 (hereinafter referred to as "McMillan"), J. Matthew Mackowski, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Mackowski-CA"), Robert G. Shepler, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Shepler"), John J. Mackowski, 1506 Birkdale Lane, Ponte Verde Beach, Florida 32082 (hereinafter referred to as "Mackowski-FL"), Grove Investment Partners, an Illinois partnership, 336 Essex Road, Kenilworth, Illinois 60043 (hereinafter referred to as "Grove") Ronald G. Kalish Living Trust u/a/d September 9, 1997, 445 Grand Bay Drive, #1009, Key Biscayne, Florida 33149 (hereinafter referred to as "Kalish"), Lois F. Marler, 48951 Fox Drive South, Plymouth, Michigan 48170 (hereinafter referred to as "Marler"), McDonald Investments Inc. Custodian FBO Daniel J. Boyle IRA Rollover Account #85314893, 2550 Som Center Road, Suite 300, Willoughby Hills, Ohio 44094 (hereinafter referred to as "Boyle"), National City Bank of MI/IL, Custodian FBO Herbert S. Amster IRA Rollover Account dated June 12, 1991 Account #MI-1491-00-4, 101 National City Bank, 101 S. Main Street, Ann Arbor, Michigan 48104 (hereinafter referred to as "Amster"), Kantner and Associates Profit Sharing Plan u/a/d January 1, 1991, 555 East William Street, Ann Arbor, Michigan 48104 (hereinafter referred to as "Kantner") and Michael G. Williams, 18000 Cavanaugh Lake Road, Chelsea, Michigan 48118 (hereinafter referred to as "Williams") (WPLP, Pacific, Chase, American, Bund, Yocum, Volunteer, McMillan, Mackowski-CA, Shepler, Mackowski-FL, Grove, Kalish, Marler, Boyle, Amster, Kantner and Williams each being sometimes hereinafter referred to as "Lender", a "Lender" or the "Lender" and collectively as "Lenders").

     For value received, the Borrower hereby grants to each Lender a security interest in and to all of the Borrower's tangible and intangible real and personal property and fixtures, whether now owned or hereafter acquired, including, but not limited to, goods, documents, inventory, work in process, instruments, equipment, furniture, machinery, fixtures, trade fixtures, contract rights, chattel paper, accounts receivable, documents, patents, licenses and motor vehicles, together with the proceeds from the sale or other disposition thereof and the products thereof (the "Collateral"). The Collateral shall be considered to be all of the assets of the Borrower. The Borrower hereby pledges, assigns, transfers and grants to the Lender a security interest in the Collateral to secure the payment of all loans, advances, and extensions of credit from the Lender to the Borrower, including all renewals and extensions thereof and any and all obligations of every kind whatsoever, whether now, or hereafter existing or arising between the Lender and the Borrower and howsoever incurred or evidenced, whether primary, secondary, contingent, or otherwise, under or in connection with (1) the Borrower's Notes of even date herewith in the aggregate amount of six million and no/100 ($6,000,000) dollars to the Lenders, payable as to principal and interest as provided in the Notes; (2) future advances by the Lender to the Borrower, if any; (3) all costs and expenditures made or incurred by the Lender for taxes, insurance, and repairs to and maintenance of the Collateral or made or incurred by Lender in the disbursement, administration, collection or enforcement of the Notes; and (4) all liabilities of Borrower to Lender now existing or incurred in the future, matured or unmatured, direct or contingent, and any renewals, extensions, and substitutions of those liabilities, and any other obligations of the Borrower, under the Business Loan Agreement and Loan Documents (as defined therein) of Borrower of even date herewith. The foregoing obligations shall be hereafter collectively called the "liabilities" and shall also include all interest, costs, expenses, and reasonable actual attorneys fees accruing to or incurred by the Lender.

The Borrower hereby warrants, covenants and agrees as follows:

     1. Warranties. The Borrower warrants the following:

        (a) except as provided in the Business Loan Agreement, it has or will acquire free and clear title to all of the Collateral and the security interest granted to Lender shall be a first security interest, and the Borrower will defend same to the Lender against the claims and demands of all persons;

        (b) the Borrower will fully cooperate in placing or maintaining Lender's lien or security interest;


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     (c) all of the collateral is located in the states of Michigan or
Massachusetts;

     (d) all accounts are genuine and collectible except to the extent of reserves provided on the balance sheet;

     (e) the Borrower will not remove or change the location of any Collateral without the Lender's prior written consent;

     (f) the Borrower will not use the Collateral or permit it to be used for any unlawful purpose;

     (g) the Borrower will not conduct business under any name other than that stated herein, nor change, nor reorganize the type of business entity as described, except upon the prior written approval of the Lender, in which event the Borrower agrees to execute any documentation of whatsoever character or nature demanded by the Lender for filing or recording, at the Borrower's expense, before such change occurs;

     (h) the Borrower will keep all records of account, documents, evidence of title, and all other documentation regarding its business and the Collateral at the address specified herein, unless notice thereof is given to the Lender at least ten (10) days prior to the change of any address for the keeping of such records; the Borrower will, at all times, maintain the Collateral in good condition and repair, ordinary wear and tear excepted, and will not sell or remove same except as to inventory in the ordinary course of business;

     (i) the Borrower is a legally created business entity, as described before, and it has the power, and the person signing is duly authorized, to enter into this Agreement; the execution of this Agreement will not create any breach of any provision of any other agreement to which Borrower is a party; and

     (j) all Financial Statements delivered by the Borrower to the Lender to obtain loans and extensions of credit taken as a whole (A) fairly present in all material respects (subject, in the case of the interim financial statements, to normal, recurring year-end adjustments which are not material individually or in the aggregate) the financial position of the Borrower as of the dates indicated and the results of operations of the Borrower for the periods indicated, (B) (x) have been prepared in accordance with Generally Accepted Accounting Principles ("GAAP") consistently applied throughout the periods covered thereby (subject, in the case of the interim financial statements, to normal, recurring year-end adjustments which are not material individually or in the aggregate) or (Y) to the extent not prepared in accordance with GAAP, then footnotes to the Financial Statements will be provided describing in reasonable detail the differences, if any, between the accounting principles pursuant to which such Financial Statements were in fact prepared and GAAP and (C) are in accordance with the books and records of the Borrower which have been maintained in a manner consistent with historical practice.

     2. Insurance. Borrower shall maintain adequate fire and extended risk coverage, business interruption, workers disability compensation, public liability, environmental, flood, and such other insurance coverages as may be required by law or as is customary and adequate among businesses in Borrowers' industry engaged in the same or similar activities. All insurance policies shall be in such amounts, upon such terms, in form, and carried with insurers with a "best rating" of B or better or such insurers as are acceptable to Lender. Each Borrower shall provide evidence satisfactory to Lender of all insurance coverages and that the policies are in full force and effect, and for all insurance coverages upon any property which is collateral, the insurance policy shall be endorsed to provide Lender with a standard loss payable clause with not less than thirty (30) days advance written notice to Lender by the insurer of any cancellation or modification of coverage. Said proceeds may be utilized to restore or replace the collateral with Lender's consent, which consent will not be unreasonably withheld, provided Borrower is not in default other than a default arising from the loss of or damage to collateral. In the event of default or if said proceeds are not utilized to restore or replace the collateral, Lender may apply such proceeds as it may receive toward the payment of the liabilities in such order as the Lender may at its sole discretion determine. If the Borrower at any time fails to obtain or to maintain any of the insurance required above or pay any premium in whole or in part relating thereto, the Lender, without waiving any default hereunder, may make such payment or obtain such policies as the Lender, in its sole discretion, deems advisable to protect the Borrower's property. All costs incurred by the Lender, including reasonable attorney's fees, court costs, expenses, and other charges thereby incurred, shall become a part of the liabilities and shall be payable on demand.

     3. Taxes, Liens, etc. The Borrower agrees to pay all taxes, levies, judgments, assessments, and charges of any nature whatsoever relating to the Collateral or to the Borrower's business. Except to the extent that Borrower has established a cash reserve and is actively pursuing a tax appeal, if the Borrower fails to pay such taxes or other charges in accordance with the foregoing, the Lender at its sole discretion, may pay such charges on behalf of the Borrower; and all sums so dispensed by the Lender, including reasonable actual attorney's fees, court costs, expenses, and other charges relating thereto, shall become a part of the liabilities and shall be payable on demand.

     4. Information and Reporting. The Borrower agrees to supply to the Lender such information concerning the status of any of its assets as the Lender, from time to time, may



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




reasonably request. The Borrower further agrees to permit the Lender, its employees, and agents to have access to the Collateral for the purpose of inspecting it, together with all of the Borrower's other physical assets if any, and to permit the Lender, from time to time, to verify accounts as well as to inspect, copy, and to examine the books, records, and files of the Borrower.

     5. Accounts. The Borrower acknowledges that Lender has a security interest in Accounts. It is understood that the Lender will initially permit the Borrower to collect accounts from its debtors. The Borrower understands that this privilege may be terminated by the Lender only after an event of default under the Business Loan Agreement or the Notes, Warrants or this Agreement shall occur and is not cured within any applicable grace period, and that, in such event:

        (a) the Lender shall be vested with all of the rights of the Borrower in respect thereto, including the right of stoppage in transit, the ability to notify any debtor or debtors of the assignment, and the ability to execute any instrument on behalf of the Borrower in settlement or fulfillment of an account;

        (b) the Borrower agrees to execute such assignments as the Lender may request to evidence the assignment and, in the event of an assignment to the Lender, Borrower thereafter receives payment on any account as the agent of the Lender, and the Borrower agrees to transmit such payment in the form in which it was received to the Lender on the date of receipt thereof, appropriately endorsed, if necessary, to permit negotiation by the Lender;

        (c) until such remittance, the Borrower agrees to keep all such receipts on account separate and apart from the Borrower's own funds so that such receipts are readily identifiable as the property of the Lender and to hold same in trust for the Lender; and

        (d) in any event, the Lender is authorized to endorse or to sign, in the name of the borrower, any instrument of whatsoever nature to effect the collection of the accounts for application to the liabilities.

     6. Default. A default by the Borrower under the Business Loan Agreement, the Notes, the Warrants or any other agreement entered into between the Borrower and the Lender, which default is not cured within any applicable grace period, shall constitute a default of this Security Agreement. The covenants, conditions, events of default and other terms set forth or referred to in any and all documents entered into between the Borrower and Lender are incorporated into this Security Agreement with the same force and effect as if those such covenants, conditions, and events of default were fully set forth herein.

     7. Remedy. The Borrower agrees that, whenever a default exists, Lender shall have the remedies set forth in the Business Loan Agreement and Lender may exercise, from time to time, any rights and remedies, including the right to immediate possession of the Collateral, available to it under applicable law. The lender shall have the right to hold any property then in or upon said Collateral at the time of repossession not covered by the security agreement until return is demanded in writing by the Borrower or other party entitled thereto. The Borrower agrees, in the case of default, to assemble, at its own expense, all Collateral at a convenient place acceptable to the Lender and to pay all reasonable costs of the Lender in connection with the collecting of the liabilities and enforcement of any rights hereunder, including reasonable attorney's fees and legal expenses, and including participation in Bankruptcy proceedings; and to pay all of the expense of locating the collateral, as well as the expense of any repairs for any realty or other property to which any of the Collateral may have been affixed or made a part. Any notification of intended disposition of the Collateral by the Lender shall be deemed to be reasonable and proper if sent postage prepaid, by regular mail, to the Borrower at least seven (7) days before such disposition, and addressed to the Borrower either at the address shown herein or at any other address. The Lender shall, in the event of any default have the right to peacefully retake any of the goods. In the event of a default, the Borrower expressly authorizes the Lender to offset any debts of the Lender to the Borrower against the Liabilities.

     8. Termination. This Agreement and related financing statements shall be terminated upon payment in full of the aforementioned Notes and all other sums and expenses required to be paid pursuant to the terms of the Business Loan Agreement, the Loan Documents other than the Warrants, and the Warrants but only if prior to the time such termination would otherwise occur Borrower has been notified of the exercise of Lenders' rights under subsection (K) of the Warrants. If this Agreement and the related financing statements shall have been terminated prior to the date on which Borrower is notified of the exercise of Lenders' rights under subsection (K) of the Warrants, the effectiveness of this Agreement shall automatically continue or be reinstated with respect to all amounts payable in accordance with the terms of the Warrants upon notice to Borrower of the exercise of Lenders, rights under subsection (K) of the Warrants.

     9. Miscellaneous. Time is of the essence of this agreement. Except as otherwise defined in this agreement, all terms herein shall have the meanings provided by the Uniform Commercial Code as it has been adopted in the State of Michigan. Any delay on the part of the Lender in exercising any power, privilege, or right hereunder, or under any other document executed by the Borrower to the Lender in connection herewith, shall not operate as a waiver thereof, and no single or partial exercise thereof or any other power, privilege, or right shall preclude other or further exercise thereof. The waiver by the Lender of any default of the Borrower shall not constitute a waiver of subsequent default. All rights, remedies, and powers of the Lender hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given hereunder or in or by any other instruments or by the provision of the Uniform Commercial Code as adopted in the State of Michigan, or any other laws now existing or hereinafter enacted.

     This agreement has been delivered in the State of Michigan and shall be construed in accordance with the laws of the State of Michigan. Whenever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law; but, if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or the invalidity without invalidating the remainder of such provision or the remaining provisions of this agreement. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this agreement shall be binding on all successors and assigns of the Borrower. The Borrower may not assign this agreement or any benefits accruing to it hereunder without the express written consent of the Lender.

     This agreement has been negotiated between Borrower and Lender and shall be deemed to be mutually drafted by them.

     In witness whereof, the parties have executed this Agreement on the date and year first above written.

LENDERS:                                     BORROWER:

                                             WHITE PINES LIMITED PARTNERSHIP I
                                             GENOMIC SOLUTIONS, INC.
By:   White Pines G.P., L.L.C.,
      its general partner

By:                                          By:
   ------------------------------------          -------------------------------
   Frederick L. Yocum, Chairman                  Jeffrey S. Williams
                                                                       President

PACIFIC CAPITAL, L.P.
By:   Pacific Capital Corporation,
      its general partner

By:
   ------------------------------------
   Frederick L. Yocum, Vice-Chairman

IAN R. N. BUND SMITH BARNEY
       PROTOTYPE PS PLAN ACCOUNT
       #206-08291-12445

YOCUM CONSULTING ASSOCIATES, INC.

VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C
MCDONALD INVESTMENTS INC. CUSTODIAN
       FBO S. STERLING MCMILLAN III IRA
       ROLLOVER ACCOUNT #85362191
RONALD G. KALISH LIVING TRUST U/A/D
       SEPTEMBER 9, 1997
LOIS F. MARLER
MCDONALD INVESTMENTS INC. CUSTODIAN
       FBO DANIEL J. BOYLE IRA
       ROLLOVER ACCOUNT #85314893
NATIONAL CITY BANK OF MI/IL CUSTODIAN
       FBO HERBERT S. AMSTER IRA
       ROLLOVER ACCOUNT DATED JUNE 12, 1991
       #MI-1491-00-4
KANTNER AND ASSOCIATES PROFIT SHARING
       PLAN U/A/D JANUARY 1, 1991
MICHAEL G. WILLIAMS

By:    White Pines Management, L.L.C.,
       a Michigan limited liability
       company, attorney-in-fact

By:
   ----------------------------------------
   Frederick L. Yocum, Chairman

CHASE VENTURE CAPITAL ASSOCIATES, L.P.

By:
   ----------------------------------------
AMERICAN HEALTHCARE FUND II

By:
   ----------------------------------------
J. MATTHEW MACKOWSKI

-------------------------------------------
ROBERT G. SHEPLER

-------------------------------------------
JOHN J. MACKOWSKI

GROVE INVESTMENT PARTNERS

By:
   ----------------------------------------

                                   EXHIBIT D

                            SUBORDINATION AGREEMENT

                            SUBORDINATION AGREEMENT
                          (All Indebtedness and Liens)

Genomic Solutions, Inc., Genomic Solutions, Ltd., and Genomic Solutions K.K. (each, a "Borrower" and, together the "Borrowers') ("Borrower" is indebted to the undersigned (each a "Creditor" and collectively "Creditors") in the aggregate principal sum of Six Million Dollars ($6,000,000) evidenced by [ ] AN OPEN ACCOUNT [X] PROMISSORY NOTES [ ] OTHER (DESCRIBE)________________ _____________________________________________which indebtedness is [ ] UNSECURED
[ ]SECURED by substantially all assets of the Borrowers, and Creditors are or may become financially interested in Borrowers and desire to aid Borrowers in obtaining or having continued financial accommodations, whether by way of loan, commitment to loan, discounting of instruments, extensions of credit or the obtaining of any other financial aid from Comerica Bank ("Bank").

In order to induce the Bank to extend or to continue to extend financial accommodations to Borrowers from time to time, whether by way of a loan, commitment to loan, discounting of instruments, extension of credit or otherwise and in consideration of any of these financial accommodations, Bank, Borrowers and Creditors agree as follows:

1. Any and all obligations and liabilities of Borrowers to Creditors, including, without limit, principal and interest payments, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and whatever the amount and however evidenced (the "Subordinated indebtedness"), are subordinated in right of payment to any and all obligations and liabilities of Borrowers to the Bank, including, without limit, principal and interest payments, whether direct or indirect absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and however evidenced, together with all other sums due thereon and all costs of collecting the same (including without limit, reasonable attorney fees) for which Borrowers are liable (the "Senior Indebtedness") provided, however, that Senior Indebtedness does not include aggregate principal amounts at any one time outstanding in excess of $3,000,000 during 1999, in excess of $6,000,000 during 2000, in excess of $7,000,000 during 2001 or in excess of $8,000,000 during 2002 or thereafter.

2. Except as otherwise provided in this agreement, Creditors will not ask for, demand, sue for, take or receive (by way of voluntary payment, acceleration, set-off or counterclaim, foreclosure or other realization on security, dividends in bankruptcy or otherwise), or offer to make any discharge or release of, any of the Subordinated Indebtedness, and Creditors waive any such rights with respect to the Subordinated Indebtedness nor shall Creditors exercise any rights of subrogation or other similar rights with respect to the Senior Indebtedness.

3. Subject to the provisions of Subsection 20(B) below, Creditors will not exercise any of Creditors' rights in any collateral now or later securing the Subordinated Indebtedness. All rights of Creditors in any collateral now or later securing the Subordinated Indebtedness are subordinated to all rights of the Bank now or later existing in any of the same collateral securing the Senior Indebtedness.

4. The Bank, in its own name or in the name of Creditor, may collect and enforce the Subordinated Indebtedness and all claims and demands of Creditor in connection therewith, by proof of debt in bankruptcy, or in any other proceeding involving dissolution, insolvency, liquidation or an adjustment of the indebtedness of Borrower. Creditors make, constitute and appoint Bank their true and lawful attorney-in-fact with full power of substitution to take any action in furtherance of the foregoing in the event Creditors fail to do so promptly following request by Bank, including, but not limited to, the signing of proofs of claim, evidence of indebtedness, and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any part of the Subordinated Indebtedness or any collateral. Such appointment shall be deemed irrevocable and coupled with an interest.

5. Should any payment, distribution or security or proceeds from these be received by Creditors upon or with respect to the Subordinated Indebtedness contrary to the terms of this Agreement, Creditors shall immediately deliver same to the Bank in the form received (except for endorsement or assignment by Creditors where required by the Bank), for application on the Senior Indebtedness (whether or not then due and in such order of maturity as Bank elects) and, until so delivered, the same shall be held in trust by Creditors as the property of the Bank.

6. Each Creditor represents and warrants severally but not jointly that it has not made or permitted to be made any assignment, transfer, pledge, or disposition for collateral purposes or otherwise, of all or any part of the Subordinated Indebtedness or any collateral or other security for the Subordinated Indebtedness. The Creditors agree that any instrument or document evidencing the Subordinated Indebtedness shall at all times bear the following legend:

     The rights of the holder of this Note to receive payment are subject and subordinate to the payment of all obligations of maker or obligor to Comerica Bank, and its successors and assigns, under the terms of the Subordination Agreement dated _______________ executed by Genomic Solutions, Inc., the payee of this note, et al.

7. This Agreement constitutes a continuing agreement of subordination, even though at times Borrowers are not indebted to the Bank. The Bank may continue, in reliance on this Agreement, without notice to Creditors, to lend monies, extend credit, modify, renew or make other financial accommodations, to or for the account of Borrowers until the fourteenth
     (14th) day ("effective date") following delivery by Creditors to Bank of revocation of this

     Agreement. Any such notice of revocation shall not be effective as to any Senior Indebtedness existing at the effective date of revocation or any Senior Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan (whether advances or readvances by the Bank after the effective date of revocation are optional or obligatory) existing at the effective date of revocation or any modifications or renewals of any such Senior Indebtedness, whether in whole or in part. Possession by the Bank of any note or other evidence of indebtedness made, endorsed or guaranteed by Borrower shall be conclusive evidence (but not the only means of establishing) that Borrower is indebted to the Bank.

8.   [INTENTIONALLY OMITTED]

9. Each Creditor delivers this Agreement based solely on its independent investigation of (or decision not to investigate) the financial condition of Borrowers and is not relying on any information furnished by the Bank. Each Creditor assumes full responsibility for obtaining any further information concerning Borrowers' financial condition, the status of the Senior Indebtedness or any other matter which it may deem necessary or appropriate now or later. Each Creditor waives any duty on the part of the Bank, and agrees that it is not relying upon nor expecting the Bank to disclose to it any fact now or later known by the Bank, whether relating to the operations or condition of Borrowers, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness, the occurrence of any default with respect to the Senior Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Creditor's risk or Creditor's rights against any Borrower. Each Creditor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes, without limit, the possibility that Borrowers may incur Senior Indebtedness to the Bank after the financial condition of Borrowers, or its ability to pay Borrowers' debts as they mature, has deteriorated. Each Creditor acknowledges and agrees that the Bank's rights under this Agreement are not conditioned upon pursuit by the Bank of any remedy the Bank may have against Borrowers or any other person or any other security.

10. The Bank, in its sole discretion, without notice to Creditors, may release or exchange any security now or later held by the Bank for payment of the Senior Indebtedness or release any party now or later liable for payment of the Senior Indebtedness without affecting in any manner the Bank's rights under this Agreement. Each Creditor acknowledges and agrees that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Senior Indebtedness, and that it is not relying upon assets in which the Bank has or may have a lien or security interest for payment of the Senior Indebtedness,

11. Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by the Bank in respect of the Senior Indebtedness is returned, disgorged, or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Agreement, shall be enforceable against each Creditor as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, each Creditor agrees upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the Creditor to do so shall not affect in any way the reinstatement or continuation.

12. Each Creditor waives any right to require the Bank to: (a) proceed against any person or property; or (b) pursue any other remedy in the Bank's power. Each Creditor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Senior Indebtedness, and diligence in collecting any Senior Indebtedness, and agrees that the Bank may, once or any number of times, modify the terms of any Senior Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Senior Indebtedness, or permit any Borrower to incur additional Senior Indebtedness, all without notice to Creditors and without affecting in any manner the unconditional obligations of Creditors under this Agreement.

13. Each Creditor acknowledges that the Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Senior Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has or acquires relating to Creditor and this Agreement, however obtained. Creditor further agrees that the Bank may disclose such documents and information to Borrowers. Each Creditor further agrees that the Bank may provide information relating to this Agreement or relating to Creditors to the Bank's parent, affiliates, subsidiaries and service providers.

14. No waiver or modification of any rights under this Agreement shall be effective unless the waiver or modification shall be in writing and signed by an authorized officer of the applicable party. Each waiver or modification shall be a waiver or modification only with respect to the specific matter to which the waiver or modification relates and shall in no way impair the rights of the party or the obligations of the other parties in any other respect.

15. This Agreement shall bind and be for the benefit of Creditors and the Bank and their respective successors and assigns, and shall be construed according to the laws of the State of Michigan, without regard to conflict of laws principles. If this Agreement is executed by two or more persons, it shall bind each of them individually as well as jointly.

16. The term "Borrower", as used in this Agreement, includes any person, corporation, partnership or other entity which succeeds to the interests or business of a Borrower named above, and the terms "Senior Indebtedness" and "Subordinated Indebtedness" include indebtedness of any successor Borrower to the Bank and Creditors. Reference to the Borrowers' indebtedness in this Agreement refers to indebtedness of any one or more Borrowers.

17. Creditors jointly and not severally agree to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal fees, and reasonable attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial or appellate level, in a bankruptcy, probate or administrative proceeding, or otherwise) incurred in enforcing the duties and obligations of Creditors under Section 4 of this Agreement.

18. Each Creditor waives any defense against the enforceability of this Agreement based upon or arising by reason of the application by any Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by any Borrower to the Bank or intended or understood by the Bank or Creditors. Each Creditor waives all rights to require the Bank to marshall the Collateral or any other property the Bank may at any time have as security for the Indebtedness and waives a right to require the Bank to first proceed against any guarantor or other person before proceeding against the Collateral.

19. The relative priorities of the Bank and Creditors in the Collateral as set forth in this Agreement control irrespective of the time, method or order of attachment or perfection of the hens and security interests acquired by the parties in the Collateral and irrespective of the priorities as would otherwise be determined by reference to the Uniform Commercial Code or other applicable laws. Creditors shall not contest the validity, priority or perfection of the Bank's security interest in the Collateral (regardless of whether the Bank's security interest in the Collateral is valid or perfected). The priorities of any liens or security interests of the parties in any property of the Borrowers other than the Collateral are not affected by this Agreement and shall be determined by reference to applicable law. The Bank's rights under this agreement are in addition to, and not in substitution of, its rights under any other subordination agreement with any Creditor.

20.  Special Provisions

     A. Notwithstanding anything to the contrary in this Agreement, Creditors may ask for, demand, sue for, take or receive from Borrowers the regularly scheduled quarterly payments which may come due under the above-described promissory notes ("Notes") and expense reimbursements permitted thereunder; provided, however, that Creditors may not ask for, demand, sue for, take or receive from Borrower any such payments after Creditors are given written notice by the Bank that a default or an event of default exists or has occurred under any note(s), guaranty(ies), and/or agreement(s) between the Bank and Borrower or that any loan(s) between Borrower and the Bank has (have) been called (a "Standstill Notice"). All such payments due Creditors under the Notes must be suspended until such time (if ever) as Creditor receives subsequent written notice from the Bank stating that the default has been cured and/or the loan(s) has (have) been paid. The Bank agrees to give Borrower copies of the notices, but the Bank's failure to do so shall not affect its rights under this Agreement or any other agreement with Borrower. The Notes may not be modified or prepaid without the prior written consent of the Bank.

B. Notwithstanding any of the other provisions of this Agreement, if within 120 days after receipt by Creditors of a Standstill Notice the Bank has not accelerated the Senior Indebtedness and initiated legal action against Borrowers or the Collateral, and continued to diligently pursue such legal action and/or remedies, Creditors may accelerate the due date of the Notes, may demand and sue for the amounts due under the Notes and exercise any of Creditors' rights in any Collateral now or later securing the Subordinated Indebtedness regardless of the issuance of a subsequent Standstill Notice. Creditors shall give the Bank written notice of their intent to so exercise their remedies ten days prior to exercising such remedies. In exercising remedies against the collateral, the Creditors shall cooperate with the Bank and shall remit any proceeds of the sale or disposition of collateral to the Bank to be applied to the Senior Indebtedness until such time as the Senior Indebtedness is paid in full. In no event shall a Standstill Notice arising from default other than a payment default be in effect without the commencement of legal action by the Bank as provided in this paragraph for more than 120 days in any 12 month period.

C. In the event of any distribution, division or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of Borrowers' assets, or the proceeds of Borrowers' assets, in whatever form, to Creditors of Borrower or upon any indebtedness of Borrowers, whether by reason of the liquidation, dissolution or other winding-up of Borrowers, or by reason of any execution sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of Creditors, proceedings for reorganization, or readjustment of Borrowers or Borrowers' properties, then and in such event, (a) the Senior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness, and (b) all payments and distributions, of any kind or character and whether in case, property, or securities, which shall be payable or deliverable upon or in respect of the Subordinated Indebtedness shall be paid or delivered directly to Bank for application in payment of the amounts then due on the Senior Indebtedness until the Senior Indebtedness shall have been paid in full.

D. Upon payment in full of the Senior Indebtedness, Creditor shall be subrogated to any rights, liens and security interests of Bank pursuant to the Senior Indebtedness.

E. This agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

F. The parties acknowledge and agree that Bank is holding original stock certificates of Genomic Solutions, Ltd. and Genomic Solution, K.K. as security for the Senior Indebtedness and that Bank will not release those stock certificates without first giving Creditors the opportunity to take possession of those certificates to perfect their security interest in those stock certificates as security for the Subordinated Indebtedness.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

IN WITNESS WHEREOF, Creditors and Bank have caused this Agreement to be executed as of April 23, 1999.

LENDERS:

WHITE PINES LIMITED PARTNERSHIP I

By:       White Pines G.P., L,L.C.,
          its general partner

By:
   -------------------------------------------
          Frederick L. Yocum, Chairman

PACIFIC CAPITAL, L.P.

By:       Pacific Capital Corporation,
          its general partner

By:
   --------------------------------------------
          Frederick L. Yocum, Vice chairman

IAN R. N. BUND SMITH BARNEY
          PROTOTYPE OS PLAN ACCOUNT
          #206-08291-12445

YOCUM CONSULTING ASSOCIATES, INC.

VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C.

MCDONALD INVESTMENTS INC. CUSTODIAN
          FBO S. STERLING MCMILLAN III IRA
          ROLLOVER ACCOUNT #853162191

RONALD G. KALISH LIVING TRUST U/A/D
          SEPTEMBER 9, 1997

LOIS F. MARLER

MCDONALD INVESTMENTS INC. CUSTODIAN
         FBO DANIEL J. BOYLE IRA
         ROLLOVER ACCOUNT #85314893

NATIONAL CITY BANK OF MI/IL CUSTODIAN
          FBO HERBERT S. AMSTER IRA
          ROLLOVER ACCOUNT DATED JUNE 12, 1991
          #MI-1491-00-4

KANTNER AND ASSOCIATES PROFIT SHARING
          PLAN U/A/D JANUARY 1, 1991

MICHAEL G. Williams

By:      White Pines Management, L.L.C.,
         a Michigan limited liability company,
         attorney-in-fact

By:
   ----------------------------------------------
          Frederick L. Yocum, Chairman

CHASE VENTURE CAPITAL ASSOCIATES, L.P.

By: Chase Capital Partners, its General partner

By:
   ----------------------------------------------

AMERICAN HEALTHCARE FUND II

By:
    ---------------------------------------------

-------------------------------------------------
J. MATTHEW MACKOWSKI

-------------------------------------------------
ROBERT G. SHEPLER

-------------------------------------------------
JOHN J. MACKOWSKI

GROVE INVESTMENT PARTNERS

By:
   ----------------------------------------------

COMERICA BANK

By:                                              BANK'S ADDRESS:
   ----------------------------
Its:                                             500 Woodward Avenue
   ----------------------------                  Detroit, MI 48226







                            BORROWER'S ACKNOWLEDGMENT

The undersigned ("Borrowers") accept notice of subordination created by this Agreement and agree that they will take no action inconsistent with this Agreement. Borrowers agree that the Bank may, at its option, without notice and without limiting Bank's other rights, upon any breach by Creditors holding at least 10% of the aggregate outstanding principal amount of the Subordinated Indebtedness ("Material Creditors") of, or purported termination by Material Creditors of, this Agreement, declare all Senior Indebtedness to be immediately due and payable and/or terminate any commitments of Bank to Borrowers.

GENOMIC SOLUTIONS, INC.

                                                        BORROWERS' ADDRESS

By:                                                     4355 Varsity Drive
   -----------------------------------                  Ann Arbor, MI 48108

Its:
    ----------------------------------
GENOMIC SOLUTIONS, LTD

By:
    ----------------------------------
Its:
    ----------------------------------
GENOMIC SOLUTIONS, K.K.

By:
    ----------------------------------
Its:
    ----------------------------------

                                    EXHIBIT E

                               BORROWER'S OPINION

                    [JAFFE, RAITT, HEUER & WEISS LETTERHEAD]

                                 April 23, 1999

White Pines Limited Partnership I; Pacific Capital, L.P.;
Chase Venture Capital Associates, L.P.; American Health Care Fund II;
Ian R. N. Bund Smith Barney Prototype PS Plan Account #206-08291-12445;
Yocum Consulting Associates, Inc.; Volunteer Healthcare Associates, L.L.C.; McDonald Investments Inc. Custodian f/b/o S. Sterling McMillan III IRA
Rollover Account #85362191; J. Matthew Mackowski; Robert G. Shepler;
John J. Mackowski; Grove Investment Partners; Ronald G. Kalish Living Trust u/a/d September 9, 1997; Lois F. Marler; McDonald Investments Inc. Custodian f/b/o Daniel J. Boyle IRA Rollover Account #85314893; National City Bank of MI/IL
Custodian f/b/o Herbert S. Amster IRA Rollover Account Dated June 12, 1991 #MI-1491-00-4; Kantner and Associates Profit Sharing Plan u/a/d January 1, 1991; and Michael G. Williams (collectively, the "Lenders")
c/o White Pines Management
2401 Plymouth Road, Suite B
Ann Arbor, Michigan 48105

     RE: BUSINESS LOAN AGREEMENT, DATED APRIL 23, 1999 (THE "AGREEMENT") AMONG GENOMIC SOLUTIONS INC., A DELAWARE CORPORATION (THE "COMPANY"), ITS SUBSIDIARIES AND THE LENDERS

Gentlemen:

     We have acted as counsel to the Company in connection with the negotiation and preparation of the Agreement and related documents and the consummation of the transactions contemplated in the Agreement. We are delivering this opinion to you at the request of the Company, pursuant to Section 6(e) of the Agreement. Any capitalized terms used, but not defined, in this opinion have the same meanings as in the Agreement.

     In rendering this opinion, we have examined and relied on the following documents, all of which are dated the date hereof unless otherwise specified, and nothing else:

JAFFE, RAITT, HEUER & WEISS

White Pines Management
April 23, 1999
Page 2

     A. The Agreement, including its Exhibits and Schedules;

     B. Promissory notes of the Company and its subsidiaries to each of the Lenders, respectively (collectively, the "Notes");

     C. Warrants (noncancellable) to purchase shares of common stock of the Company, issued to each of the Lenders, respectively, in the amounts set forth in the Agreement (collectively, the "Noncancellable Warrants");

     D. Warrants (cancellable at $5.00 Liquidity Event) to purchase shares of common stock of the Company, issued to each of the Lenders, respectively, in the amounts set forth in the Agreement (collectively, the "Cancellable-at-$5.00 Warrants");

     E. Warrants (cancellable above $5.00 Liquidity Event) to purchase shares of common stock of the Company, issued to each of the Lenders, respectively, in the amounts set forth in the Agreement (collectively, the "Cancellable-above-$5.00 Warrants" and together with the Noncancellable Warrants and the Cancellable-at-$5.00 Warrants, the "Warrants");

     F. Registration Rights Agreement between the Company and the Lenders (the "Registration Rights Agreement");

     G. Security Agreement executed by the Company in favor of the Lenders (the "Security Agreement").

     H. Assignment and Pledge Agreement between the Company and the Lenders;


     I. Subordination Agreement among Comerica Bank, the Company and each of the Lenders (the "Subordination Agreement");


     J. Second Amendment to Shareholder Agreement of the Company (the "Amendment"), executed by the Company, the Lenders and certain holders of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company (collectively, "Preferred Stockholders") between April 16, 1999 and the date hereof;

     K. Copies of Uniform Commercial Code financing statements on Michigan and Massachusetts forms UCC-1 and on Michigan form UCC-lA, naming and executed by the Company as debtor (collectively, the "Financing Statements"), to be filed in the office of the Secretary of State of Michigan, the Secretary of State of Massachusetts and the Washtenaw County, Michigan Register of Deeds, respectively;

JAFFE, RAITT, HEUER & WEISS


White Pines Management
April 23,1999
Page 3

     L. Consent and Waiver of Shareholder forms, and Amended Consent and Waiver of Shareholder forms, executed by certain Preferred Stockholders between April 16, 1999 and the date hereof;

     M. Certificate of Incorporation for the Company, as amended, as certified by the Delaware Secretary of State on April 9, 1999;

     N. Certificate of Good Standing for the Company, as certified by the Delaware Secretary of State on April 9, 1999;

     O. Certificate of Authority of the Company to transact business in Michigan, as certified by the Michigan Department of Consumer and Industry Services on April 12, 1999;

     P. A copy of the Bylaws of the Company, certified by the Secretary of the Company on April 23, 1999;

     Q. A copy of the resolutions of the Board of Directors of the Company, authorizing the execution and delivery of, and consummation of the transactions contemplated in, the Agreement, certified by the Secretary of the Company on April 23, 1999;

     R. Series B Preferred Stock Purchase Agreement between the B.I. Systems Corporation (a predecessor to the Company by merger) ("B.I. Systems") and certain purchasers of Series B Preferred Stock of the B.I. Systems Corporation, dated May 1997;

     S. Series C Preferred Stock Purchase Agreement between the Company and certain purchasers of Series C Preferred Stock of the Company, dated December 29, 1997

     T. Series D Preferred Stock Purchase Agreement between the Company and certain purchasers of Series D Preferred Stock of the Company, dated May 27, 1998;

     U. Series M Preferred Stock Purchase Agreement between B.I. Systems and Millipore Corporation, dated as of May 7, 1997 (the "Series M Agreement");

     V. Purchase Agreement among the Company, PBA Technology Limited ("PBA") and certain shareholders of PBA, dated December 24, 1997;

     W. Current loan documentation between the Company and Comerica Bank;

     X. Minute Book of the Company, including stockholder records, from December 1997 to the present;

JAFFE, RAITT, HEUER & WEISS

White Pines Management
April 23, 1999
Page 4

     Y. Shareholder Agreement of the Company, dated December 24, 1997, among the Company and certain of its shareholders, as amended as of May 27, 1998 and as of the date hereof (the "Shareholder Agreement"); and

     Z. A Certificate of Facts (the "Certificate of Facts"), dated as of the same date as this opinion, executed by Jeffrey S. Williams, individually and as an officer, director and shareholder of the Company, a copy of which is attached.

     For the purposes of this opinion, the documents identified in paragraphs A through K above, inclusive, are collectively referred to as the "Transaction Documents," and the documents identified in paragraphs A through Z are collectively referred to as the "Documents."

     In rendering this opinion, we have assumed, without independent investigation: (i) the genuineness of all signatures of the persons signing the Documents other than those officers of the Company signing on behalf of the Company; (ii) the authority of the persons signing the Documents other than those officers signing on behalf of the Company; (iii) the authenticity of all documents submitted to us as originals; (iv) the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies; (v) the accuracy and completeness of factual matters, representations, warranties and recitals set forth in the Documents, (vi) the parties to the Transaction Documents (other than the Company) have all necessary power and authority to execute, deliver, accept and perform their respective obligations under such Transaction Documents; (vii) all necessary action has been taken by all parties to the Transaction Documents (other than the Company) so as to cause each of them to be bound by the Transaction Documents to which they are parties under the laws of their respective jurisdictions of residence;
(viii) each of the Lenders is an "Accredited Investor" as such term is defined under the Securities Act of 1933 and the regulations promulgated thereunder; and
(ix) none of the collateral under the Security Agreement or the Financing Statements consists of "instruments" or "chattel paper" as such terms are defined in UCC Section 9-105, and none of such collateral consists of equipment used in farming operations, farm products, accounts or general intangibles arising from or relating to the sale of farm products, consumer goods, crops, timber to be cut, minerals and the like (including oil and gas), or accounts resulting from the sale thereof (as defined in UCC Section 9-103). All references to "UCC" herein are references to the Uniform Commercial Code as presently in effect in the State of Michigan, MCLA ss.440.1101 et seq.

     Our review has been limited to examining the Documents, applicable Michigan and, where applicable, United States law and the General Corporation Law of the State of Delaware, as amended. This opinion is qualified accordingly.

     To the extent that any opinion given in this letter is dependent on factual information or is expressed in terms of our knowledge, we have relied exclusively on the assumptions stated above, the Documents and the relevant factual representations set forth in the Certificate of Facts.

JAFFE, RAITT, HEUER & WEISS

White Pines Management
April 23, 1999
Page 5

We have not undertaken to independently verify any such factual information, assumptions or factual representations. In this opinion, "knowledge" means the conscious awareness of facts or other information by (i) the attorney executing this opinion on behalf of our firm; (ii) any attorney who has been actively involved in (a) negotiating the terms and conditions of the Agreement, (b) drafting the Documents, or (c) preparing this opinion; and (iii) the attorney who is primarily responsible for providing the response for a particular issue or confirmation addressed in this opinion.

     Based on the foregoing, and subject to the qualifications and limitations set forth below, we are of the opinion that:

     1. The Company is a corporation organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in the State of Michigan. The Company has all required corporate power and authority to own its property, which to our knowledge it owns, and to carry on its business, which to our knowledge it carries on, and to execute and deliver the Transaction Documents and to perform all of the transactions contemplated thereunder.

     2. The Company's execution and delivery of the Transaction Documents and the Company's performance of its obligations thereunder, have been duly authorized by all requisite corporate action.

     3. The Company has duly executed and delivered the Transaction Documents, and the Transaction Documents constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or any other person or entity is required of the Company, that has not already been obtained, in connection with the execution and delivery of the Transaction Documents or, except for compliance with applicable securities laws which are addressed in paragraph 8 below, the issuance and delivery of the Warrants in accordance with the terms of the Agreement or the consummation of any other transaction contemplated by the Agreement.


     4. The Company's execution and delivery of the Transaction Documents, and the Company's performance and fulfillment of its obligations thereunder and compliance with the respective terms and provisions thereof, and the consummation of the transactions contemplated therein, does not and will not (a) violate any law, statute, rule or regulation to which the Company or its assets, properties or business is subject; (b) violate, result in the breach or violation of, constitute a default under, result in the creation of any lien, mortgage, security

JAFFE, RAITT, HEUER & WEISS

White Pines Management
April 23, 1999
Page 6

          interest, charge or other encumbrance on any assets or properties pursuant to, or give any third party the right to accelerate any obligation under, any mortgage, indenture, contract, agreement, lease, instrument, restriction, judgment, ruling, writ, injunction, decree or other obligation or court order which is known to us and to which the Company is a party or, to our knowledge, by which the Company or any of its assets, properties or business is bound or subject; or (c) violate, result in the breach or violation of or constitute a default under the terms, conditions or provisions of its Certificate of Incorporation or its Bylaws.

     5. Immediately after the Closing as contemplated in the Agreement, the authorized capital stock of the Company shall consist of 40,000,000 shares of common stock, par value $0.001 (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $0.001 (the "Preferred Stock"), of which 1,680,880 shares shall be designated as Series B Preferred Stock, 4,070,339 shares shall be designated as Series C Preferred Stock, 1,100,000 shares shall be designated as Series D Preferred Stock and 50,000 shares shall be designated as Series M Preferred Stock. Immediately after the Closing, to our knowledge, 1,680,880 shares of Series B Preferred Stock, 4,070,339 shares of Series C Preferred Stock, 1,100,000 shares of Series D Preferred Stock and 50,000 shares of Series M Preferred Stock will be validly issued and outstanding and free of any preemptive rights which have not been waived. When issued against payment therefor in accordance with the terms of the Agreement and the Warrants, the common stock issuable upon exercise of the Warrants will be validly issued and outstanding and free of any preemptive rights existing as a matter of law or, to our knowledge, under the Certificate of Incorporation or Bylaws of the Company or any contractual agreement, which have not been waived.

     6. The Company has reserved 1,100,000 shares of Common Stock for issuance upon conversion of the Series D Preferred Stock, 4,070,339 shares of Common Stock for issuance upon conversion of the Series C Preferred Stock, 5,093,576 shares of Common Stock for issuance upon conversion of the Series B Preferred Stock and 270,027 shares of Common Stock for issuance upon conversion of the Series M Preferred Stock. As of the date hereof, to our knowledge, options to acquire an aggregate of 2,162,020 shares of Common Stock are outstanding. Except as aforesaid and as contemplated by the Agreement, to our knowledge: (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire from the Company any shares of capital stock of the Company is authorized or outstanding;
          (ii) there is not any commitment or offer of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company;
          (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or

JAFFE, RAITT, HEUER & WEISS

White Pines Management
April 23, 1999
Page 7


          otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof; and (iv) there are no restrictions on the transfer of the Company's capital stock other than those arising from securities laws or the Documents or contemplated by the Agreement. To our knowledge, except as contemplated by the Agreement, Shareholder Agreement and the Series M Agreement, no person or entity is entitled to any preemptive or similar right with respect to the issuance of any capital stock of the Company. To our knowledge, except for the Shareholder Agreement and the Series M Agreement, there are no voting trusts, voting agreements, proxies or other agreements, instruments or understandings with respect to the voting of the capital stock of the Company and there are no agreements or understandings granting to any person or entity any rights with respect to the registration of any capital stock of the Company under the Securities Act of 1933, as amended (the "Securities Act").

     7. We have no knowledge of any action, suit, proceeding or investigation before any court, public board or body pending to which the Company is the subject, and to our knowledge, no such proceedings are threatened by others in writing.

     8. Based on a claim of exemption under Section 4(2) of the Securities Act, it is not necessary in connection with the offer, sale and delivery of the Warrants pursuant to the terms of the Agreement to register such Warrants under the Securities Act or under applicable state securities laws regulating the issuance or sale of securities.

     9. The Company has granted to Lenders a valid security interest in all those assets of the Company in which a security interest may be granted by the execution of a security agreement under the UCC. All required filings necessary to perfect such security interest with respect to all collateral located in the State of Michigan and with respect to all receivables, contracts, contract rights and general intangibles to the extent the Company's chief executive office is located in the State of Michigan, but only to the extent such collateral consists of the type of property in which a security interest may be perfected by filing a financing statement in the State of Michigan under the UCC, have been made. In order to continue the effectiveness of the Financing Statements, continuation statements must be filed within the six-month period preceding the fifth anniversary of the date of the filing of such Financing Statements. The continuation statements extend the effectiveness of the original statements for an additional five years (running from the last date such filings would have been effective), and succeeding continuation statements must be filed in the same manner to further extend the effectiveness of the Financing Statements.

JAFFE, RAITT, HEUER & WEISS

White Pines Management
April 23, 1999
Page 8

     10. The Warrants have been validly issued and are not subject to any preemptive rights or rights of first refusal existing as a matter of law or, to our knowledge, under the Certificate of Incorporation or Bylaws of the Company or any contractual agreement, which have not been effectively waived. The common stock of the Company issuable upon exercise of the Warrants (a) has been duly and validly reserved, and neither it nor its issuance will be subject to any preemptive rights or rights of first refusal existing as of the date hereof as a matter of law or, to our knowledge, existing as of the date hereof under the Certificate of Incorporation or Bylaws of the Company or any contractual agreement, which have not been effectively waived, and (b) upon issuance and payment therefor as provided in the Warrants, will be validly issued, fully paid and nonassessable.

     11. The provisions of Article V(D)(4) of the Company's Certificate of Incorporation will not preclude or limit in any manner the exercise by the Lenders of their rights under Section 12(c) of the Agreement or subsection K of the Warrants.

     We express no opinion as to any of the following matters, and the foregoing opinions are qualified accordingly:

     (a) The effect on the Documents of: (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the enforcement of creditors' rights generally; or (ii) general principles of equity, whether at law or in equity;

     (b) The interrelation with, or effect on the validity, enforceability or binding effect on the Documents or on anything in this opinion of any documents which we have not reviewed; although we have no reason to believe that there are any such documents which would effect the validity, enforceability or binding effect of the Documents;

     (c)  The validity, binding effect or enforceability of provisions of the
          Documents: (i) appointing any person as another person's attorney-in-fact; (ii) waiving rights or defenses to obligations where such waivers are against the statutes, laws or public policy of the State of Michigan, the State of Delaware or the United States of America; (iii) waiving any right of redemption, exemption, trial by jury, objection to personal jurisdiction or venue or other similar right; or (iv) providing that the rights and remedies of the parties to such Documents are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, or that the election of some remedy or remedies does not preclude recourse to one or more other remedies;

JAFFE, RAITT, HEUER & WEISS

White Pines Management
April 23, 1999
Page 9

     (d) Any subsidiary of the Company with its principal offices outside of the United States of America, including Genomic Solutions, K.K. and Genomic Solutions, Ltd., and all of our opinions are expressly limited to the Company and its assets, as distinguished from such subsidiaries and their respective assets;

     (e) Any rights, powers or preferences of the holders of Series M Preferred Stock of the Company, including without limitation those rights, powers or preferences provided in the Series M Agreement; and

     (f) Except as expressly provided in our opinion in paragraph eight, the compliance of the transactions contemplated herein with, or other effect of, the Securities Act or the securities laws of any jurisdiction.

     We are qualified to practice law in the State of Michigan only and do not purport to be experts on or to express any opinion concerning any laws other than the laws of the State of Michigan, the General Corporation Law of the State of Delaware, as amended, and the laws of the United States of America. This opinion is qualified accordingly.

     This opinion is for the sole benefit of the Lenders and may not be relied on by any other party without our prior written consent. This opinion is given on and as of the date hereof only, and it does not contemplate, and no opinion is given or intended with respect to future events or subsequent changes in law or fact, and the undersigned has no obligation to update this opinion with respect thereto.

                                Very truly yours,

                          JAFFE, RAITT, HEUER & WEISS,
                            Professional Corporation

                                     Peter Sugar

                              CERTIFICATE OF FACTS

                                 April 23, 1999

Jaffe, Raitt, Heuer & Weiss,
  Professional  Corporation
One Woodward Avenue, Suite 2400
Detroit, Michigan 48226

Gentlemen:

     The undersigned is executing this Certificate of Facts individually and as an officer and director of Genomic Solutions Inc., a Delaware corporation ("Genomic"). I am aware that you will be relying on this Certificate as a basis for formulating your opinion letter to various lenders (the "Lenders") with respect to, among other things, Genomic's secured, subordinated loan of $6.0 million from, and the issuance of warrants to, the Lenders in accordance with that Business Loan Agreement (the "Agreement") among Genomic, its subsidiaries and the Lenders, dated as of the date hereof (the "Financing").

     I have been personally involved in the Financing and the statements herein are made based on my personal actual knowledge. In furtherance thereof, I have taken the utmost care and diligence to ascertain that each and every statement herein is complete, true and accurate and I have undertaken to verify each and every statement in order to determine not only the veracity of the statements made, but also that all pertinent material, data and information have been disclosed.

     Based upon the foregoing, I certify as follows to Jaffe, Raitt, Heuer & Weiss, Professional Corporation ("JRHW").

     1. I have delivered to JRHW true and complete copies of the Amended and Restated Certificate of Incorporation, Certificate of Good Standing, By-Laws, minute book and stockholder records of Genomic, as amended through the date hereof, all of which are in full force and effect.

     2.   I have delivered to JRHW a true and complete copies of the following:
          (a) the Agreement, including its Exhibits and Schedules; (b) the promissory notes of Genomic and its subsidiaries to each of the Lenders, respectively; (c) the Warrants issued to the Lenders (cancellable and noncancellable, as provided in the Agreement) (collectively, the "Warrants"); (d) the Registration Rights Agreement between Genomic and the Lenders; (e) the Security Agreement executed by Genomic in favor of the Lenders; (f) the Subordination Agreement among Comerica Bank, Genomic and each of the Lenders; (g) the Second Amendment to Shareholder Agreement of Genomic, executed by Genomic, the Lenders and certain holders of Series B, Series C and Series D Preferred Stock of Genomic; (h) UCC Financing Statements, to be filed with the Michigan Secretary of State, Secretary of State of Massachusetts and Washtenaw County Register of Deeds; and (i) Consent and Waiver of Shareholder forms, and Amended Consent and Waiver of Shareholder forms, executed by certain Preferred Stockholders of Genomic.

     3. I have delivered to JRHW a true and complete copy of the resolution of the Board of Directors of Genomic, authorizing the execution and delivery of, and consummation of the transactions contemplated in, the Agreement.

     4. I have delivered, or provided access, to JRHW of all other corporate documents, agreements and instruments to which Genomic is a party or by which it may be bound, which are pertinent or relate to the transactions contemplated in the Agreement.

JAFFE, RAITT, HEUER & WEISS
MAY 27, 1998
Page 2

          bound, which are pertinent or relate to the transactions contemplated in the Agreement.

     5. All of the directors of Genomic are aware that Genomic has entered into the Agreement and that Genomic is issuing the Warrants and granting the registration rights under the Registration Rights Agreement, and such directors have approved these transactions, as reflected in the resolutions referred to in Paragraph 3 above.

     6. There are no litigation, suits, judgments, investigations or other proceedings before any court or administrative agency, pending or threatened, against Genomic.

     7. No consent, approval, action, order or authorization of, or designation, registration, declaration, qualification or filing with, any governmental or regulatory authority is necessary or required, that has not already been obtained, as a prerequisite for Genomic to enter into the Agreement or to issue the Warrants or the common stock issuable upon the exercise thereof, or for Genomic to execute and deliver the other documents evidencing the transactions contemplated thereby.

     8. I know of no reason why the documents executed by Genomic in connection with the above transactions would not constitute the valid and binding obligations of or be unenforceable against Genomic.

     9. Neither entering into the Agreement, nor the execution and delivery of the documents executed in connection therewith, nor the issuance by Genomic of the Warrants or the common stock issuable upon the exercise thereof, will contravene, violate or cause a default under any agreement, mortgage, indenture, or lease or any license, permit, judgment, decree, order, statute, ordinance, rule or governmental regulation to which Genomic is a party or bound.


     10. Documents and other information which I or other representatives of Genomic have given or made available to you during your review of Genomic and its affairs in connection with the negotiation and consummation of the Agreement (the "Documents") are complete and accurate in all material respects. Any copies of Documents which I or other representatives of Genomic have given to you are accurate reproductions of the originals.

     11. I have reviewed the representations and warranties made in the Agreement and its exhibits and schedules, and I am not aware of any facts or circumstances that would render any of the representations or warranties in the Agreement and its exhibits and schedules untrue.

     You may make copies of this signed Certificate of Facts, and you may rely on such copies, as well as facsimile copies of this Certificate of Facts, to the same extent as the original.

                                 Very truly yours,

                                 _______________________________________________
                                 JEFFREY S. WILLIAMS, individually and as an officer and director of Genomic Solutions Inc., a Delaware corporation

                                   EXHIBIT F

                         REGISTRATION RIGHTS AGREEMENT

                              Filed as Exhibit 4.7

                                   EXHIBIT G

                      AMENDMENT TO SHAREHOLDERS AGREEMENT

                   SECOND AMENDMENT TO SHAREHOLDERS AGREEMENT

     THIS SECOND AMENDMENT TO SHAREHOLDERS AGREEMENT (the "Amendment") is made and entered into by and between GENOMIC SOLUTIONS INC., a Delaware corporation (the "Company"), and the undersigned persons (collectively, the "Shareholders") as of April _, 1999. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Shareholders Agreement dated as of December 24, 1997, as amended by the Amendment to Shareholders Agreement dated May 27, 1998 (the "Agreement").

                                   RECITALS:

     A. The Company and certain of its shareholders entered into the Agreement which provides for certain rights, privileges and restrictions applicable to the Company's Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock held by shareholders who executed and delivered the Agreement.

     B. The Company has authorized an additional borrowing of $6,000,000 from certain lenders (the "Lenders") in exchange for the issuance by the Company to the Lenders of subordinated promissory notes in the aggregate amount of $6,000,000 providing for, among other things, quarterly interest payments at 12% per annum and a five-year maturity, together with warrants to acquire up to 1,400,000 shares of Common Stock with certain registration rights (the "Warrants").

     C. The Company and the Shareholders desire to amend the Agreement to provide for and accommodate certain rights, privileges and certain restrictions with respect to the Warrants.

     D. Section 6.1 of the Agreement permits amendment with the approval of not less than 66 2/3% of the shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, together with any shares issued upon conversion of each respective class, each voting as a separate class on a fully converted basis.

     E. The holders of the Warrants are referred to individually as a "Warrantholder" and collectively, as the "Warrantholders".

     NOW, THEREFORE, for and in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and adequacy of which is acknowledged, the Company and the Shareholders agree as follows:

     SECTION 1.1 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING SECTION 1.1:

     1.1  Right of First Offer.

          (a) Subject to the terms and conditions specified in this Section 1.1, the Company hereby grants to each Preferred Shareholder and to each Warrantholder a right to participate in future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 1.1 and
     Section 1.4, Preferred Shareholder or Warrantholder includes any partners or retired partners, and designated affiliated purchasers ("Designees"), including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Warrants (collectively, the "Senior Securities") or Common Stock issued upon conversion thereof, by gift, will or intestate succession, of a Preferred Shareholder or a Warrantholder. A Preferred Shareholder or Warrantholder shall be entitled to apportion the right of first offer hereby granted to it among itself and its partners and Designees in such proportions as it deems appropriate.

          (b) Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of a portion of such Shares (as determined in subsection (2) below) to each Preferred Shareholder and each Warrantholder in accordance with the following provisions:

              (1) The Company shall deliver a written notice ("Notice") to the Preferred Shareholders and Warrantholders stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (2) Within 20 calendar days after the Notice is sent, any Preferred Shareholder and any Warrantholder may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion (such Preferred Shareholder's or Warrantholder's "Proportion") that the number of shares of Common Stock held by such Preferred Shareholder or Warrantholder (treating preferred stock and Warrants as if fully converted to Common Stock) bears to the total number of shares of Common Stock of the Company then outstanding (assuming for such calculation any shares issuable upon conversion of any capital stock convertible into Common Stock).

               (3) The Company may during the 10-day period following the expiration of the 20-day period provided in subsection (2) hereof, offer the remaining unsubscribed portion of such Shares which the Preferred Shareholders and Warrantholders have not elected to purchase to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within 90 days of the expiration of such 10-day period, or if such agreement is not consummated within 120 days following the expiration of such 10-day period, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Preferred Shareholders and the Warrantholders in accordance herewith.

               (4) The right of first offer in this Section 1.1 shall not be applicable (i) to the issuance or sale of shares of Common Stock (as adjusted to reflect any stock splits, combinations or other events involving the Common Stock) to employees, consultants or members of the Board of Directors pursuant to employee or director stock plans which are approved in writing by the Company's Board of Directors,
          (ii) to the Public Offering (as defined in Section 2.15 hereof) or to any offering of Shares after consummation of the Public Offering,
          (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities of the Company, (iv) to any Common Stock issued upon conversion of the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, any other series of Preferred Stock issued pursuant to the Certificate of Incorporation or the Warrants, (v) to securities issued in connection with any acquisition or business combination transaction approved by the Board of Directors of the Company, or (vi) to securities issued in connection with equipment lease financings or other financings with commercial lenders or in strategic transactions involving the Company and other entities including joint ventures or marketing, distribution or development arrangements, in each case provided that any issuance pursuant to subsection (vi) has been approved by the Board of Directors of the Company.

     SECTION 1.3 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING SECTION 1.3:

     1.3  Right of First Refusal.

          (a) If any Series B Holder, Series C Holder, Series D Holder or Warrantholder wishes to transfer any shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Common Stock issued upon conversion of such preferred stock or Warrants, and if Williams wishes to transfer any shares of Common Stock issued to him at any time, in any case except in a Permitted Transfer (each such person, a "Selling Shareholder"), the Selling Shareholder shall do so only for cash, unsecured promissory notes, cash equivalents, or a combination of the foregoing, and shall first give written notice (the "Offer Notice") to the Company, identifying the securities proposed to be transferred (the "Offered Securities"), identifying the proposed transferee, and stating the price at which, and other material terms on which, the Selling Shareholder wishes to transfer the Offered Securities, including the date of the proposed transfer. This Section 1.3 shall not apply in the case of a Public Offering, as defined in Section 2.15.


          (b) Delivery of an Offer Notice by any Series B Holder, Series C Holder, Series D Holder, Warrantholder or Williams to the Company shall constitute an offer to transfer the Offered Securities, in whole but not in part (the "Offer"), first to the Company, and then to the Preferred Shareholders and Warrantholders, pursuant to this Section 1.3, at the price and on the other material terms described in the Offer Notice.

          (c) Within seven calendar days after it receives an Offer Notice from a Series B Holder, Series C Holder, Series D Holder, Warrantholder or Williams, the Company will deliver a copy of the Offer Notice to each Preferred Shareholder and each Warrantholder.

          (d) The Company may elect, by written notice delivered to the Selling Stockholder not later than fourteen calendar days after the Company receives the Offer Notice from any Selling Stockholder, to accept the Offer with respect to all of the Offered Securities.

          (e) If the Company does not elect to accept an Offer, then within seven calendar days after the expiration of the period specified in Section 1.3(d), the Company will notify each Preferred Shareholder and each Warrantholder of the Preferred Shareholder's and Warrantholder's rights under Section 1.4(f).

          (f) If the Company does not elect to accept an Offer made by the Series B Holders, Series C Holders, Series D Holders, Warrantholders or Williams within the period specified in Section 1.3(d), then each of the Preferred Shareholders and each of the Warrantholders may elect to accept the Offer with respect to all or any portion of the Offered Securities, but at least the Preferred Shareholder's or Warrantholder's Proportion of the Offered Securities, by written notice delivered to the Company not later than twenty-one calendar days after the Preferred Shareholder or the Warrantholder received the Offer Notice.

          (g) If pursuant to Section 1.3(f) Preferred Shareholders and Warrantholders who accept the Offer made by the Series B Holder, Series C Holder, Series D Holder, Warrantholder or Williams ("Participants") elect, in the aggregate, to accept all of an Offer, then the Participants shall participate in the purchase of the Offered Securities in the following proportions:

               (i) first, each Participant shall purchase the Participant's Proportion of the Offered Securities; and

               (ii) then, if there are any Offered Securities remaining unpurchased, those Participants who elected to purchase more than their Proportion shall purchase the remaining Offered Securities in the relative proportions of the amounts by which each of them elected to purchase more than his, her or its Proportion, or in such other proportions on which the Participants shall agree.

          (h) If the Company or Participants elect to accept an Offer made by a Series B Holder, Series C Holder, Series D Holder, Warrantholder or Williams in its entirety, then the Selling Shareholder shall transfer the Offered Securities to the Company or the Participants, as the case may be, and the Company or the Participants, as the case may be, shall acquire the Offered Securities, at the price and on the other material terms described in the Offer Notice. The consummation of the transfer shall take place at the chief executive offices of the Company, on the date specified for the proposed transfer in the offer Notice (but not earlier than sixty-three calendar days after the Company shall have received the Offer Notice), or at such other location or date on which the participants in the transaction agree in writing.

          (i) If neither the Company nor Participants accept an Offer made by a Series B Holder, Series C Holder, Series D Holder, Warrantholder or Williams in its entirety, then the Selling Stockholder may transfer the Offered Securities in accordance with Section 1.3(j) (subject to any other agreements binding on the Selling Shareholder) to the transferee named in the Offer Notice, at any time within the period of 120 calendar days beginning on the date the Company received the Offer Notice. The provisions of this Section 1.3 shall again apply to any transfer of Offered Securities not transferred within such period.

          (j) A Selling Stockholder may not transfer the Offered Securities pursuant to Section 1.3(i), unless and until such transferee shall have executed this Agreement in counterpart or delivered a written acknowledgment to the Company that the securities to be received in the proposed transfer are subject to this Agreement, thereby agreeing to be bound hereby in all respects.

          (k) A "Permitted Transfer" is a transfer of securities to a Permitted Transferee if, prior to the consummation of the transfer, the Permitted Transferee shall have agreed in writing to be bound as a party to this Agreement by all the terms of this Agreement applicable to the Selling Stockholder. A "Permitted Transferee" means any of:

               (i) the spouse or a lineal ancestor or descendant (whether natural or adopted) of the transferor;

               (ii) a trust all the beneficiaries (primary and contingent) of which are either the transferor or the spouse or a lineal ancestor or descendant (natural or adopted) of the transferor; or

               (iii) a partner in a transferor which is a partnership, or a stockholder of a transferor which is corporation or a member of a transferor which is a limited liability company, which person receives the transfer as part of a distribution among partners, stockholders or members, as the case may be, of the transferor.

     SECTION 1.4 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING SECTION 1.4:

     Section 1.4 Tag-Along Rights. If a third-party ("Intended Transferee") presents a bona fide written offer (the "Offer") to purchase fifty percent (50%) or more of the Company's Subject Common Stock, as defined below, from any holder or holders of the Company's common stock (the shares to be purchased are referred to herein as the "Subject Shares"), and if the holder of the Subject Shares (the "Intended Transferor") desires to accept the Offer and complies with
Section 1.3, it shall provide written notice of the Offer to the Company, which immediately upon receipt will send a written notice describing the Offer to the Preferred Shareholders and the Warrantholders. The Preferred Shareholders and the Warrantholders shall be entitled to participate in the transaction with the Intended Transferor, in the same capacity as the Intended Transferor, such that each of the Preferred Shareholders and each of the Warrantholders shall be entitled to transfer, on the terms and conditions and in the manner set forth in the Offer, that percentage of his or her Common Stock, including for these purposes, all Common Stock that would be issued upon conversion, equal to the percentage of the Subject Common Stock that the Subject Shares represent. "Subject Common Stock" means all Common Stock including all stock that has been or may be converted into Common Stock. To exercise his or her rights under this Section, a Preferred Shareholder or Warrantholder shall so notify the Intended Transferor, the Intended Transferee and the Board of Directors of the Company on or before the twentieth (20th) business day after the Offer is received by the Preferred Shareholders and the Warrantholders.

     SECTION 2.2 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING SECTION 2.2:

     2.2  Company Registration.

          (a) Subject to Section 2.2(b) below, if (but without any obligation to do so) the Company proposes to register any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after mailing of such notice by the Company in accordance with Section 6.6, the Company shall, subject to the provisions of Sections 2.4, 2.5, 2.6 and 2.7, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. Notwithstanding the foregoing, after the Company's initial public offering, the Company will not be required to give notice to the Holders of Registrable Securities if the underwriters managing the proposed offering have advised the Company in writing that in their judgment market conditions will not allow the inclusion of any secondary shares in such offering. If the managing underwriters and the Company subsequently determine to add any secondary shares in the offering, such notice shall be provided, and each Holder shall have the registration rights provided in this Section 2.

          (b) The registration rights of the Holders pursuant to Section 2.2(a) above are subject to the demand registration rights of the Warrantholders, as more particularly described in the Registration Rights Agreement dated _______________, 1999, by and between the Company and the Warrantholders. The Company shall notify the Holders of any such registration unless the underwriters managing the proposed offering have advised the Company in writing that the inclusion of Registrable Securities in such registration will reduce the amount of shares of Common Stock requested by the Warrantholders to be included in such registration. The Company shall be required to include the Registrable Securities in any such demand registration only to the extent that such inclusion will not reduce the amount of shares of Common Stock requested by the Warrantholders to be included in the registration. Thereafter, to the extent that the total amount of Registrable Securities requested by the Holders to be included in such offering exceeds the amount of securities that the underwriters determine may be included in the offering, the Registrable Securities will be apportioned among the Holders according to the total amount of securities owned by each Holder or in such other proportions as shall mutually be agreed to by such Holders.

     SECTION 6.1 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING SECTION 6.1:

     6.1 Waivers and Amendments. With the written consent of the holders of more than 66 2/3% of the shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and of the Warrants, together with any shares issued upon conversion of each, each voting as a separate class on a fully converted basis, the obligations of the Company and the rights of the holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, the Warrants and shares issued upon conversion of each under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its board of directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage which is required to consent to any waiver or supplemental agreement, without the unanimous consent of the record or beneficial holders of all of the then outstanding Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Warrants on a fully converted basis, and shares issued upon the conversion of each. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company promptly shall give written notice thereof to the record holders of the then outstanding Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Warrants and shares issued upon conversion of each. This Agreement or any provision hereof may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 6.1.

     Except as expressly set forth in this Amendment, the Agreement shall remain in full force and effect as executed and is hereby ratified and confirmed. In the event of any inconsistency or conflict between this Amendment and the Agreement, the provisions of this Amendment shall govern and control.

     This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Copies (facsimile, photostatic or otherwise) of signatures to this Amendment shall be deemed to be originals and may be relied on to the same extent as the originals.

     This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by themselves or by their respective representatives thereunto duly authorized as of the day and year first above written. The undersigned Shareholders execute this Amendment with respect to all shares of capital stock of the Company currently owned and hereafter acquired.

                                   GENOMIC SOLUTIONS INC.

                                   By: /s/ Jeffrey S. Williams
                                      ------------------------------------------
                                        Jeffrey   S. Williams

                                   Its: President and
                                        Chief Executive Officer


                                   ---------------------------------------------
                                   Jeffrey S. Williams


                                   ---------------------------------------------
                                   Murray G. Bodine


                                   ---------------------------------------------
                                   Donald Bronstein


                                   Corporate Capital Partners

                                   By:
                                      ------------------------------------------

                                   Its:
                                       -----------------------------------------


                                   ---------------------------------------------
                                   Brent Clapacs

                                    EXHIBIT H

                        ASSIGNMENT AND PLEDGE AGREEMENT

                         ASSIGNMENT AND PLEDGE AGREEMENT

       1. Genomic Solutions, Inc., a Delaware Corporation, 4355 Varsity Drive, Suite E, Ann Arbor, Michigan 48108 (herein "Pledgor"), in consideration of financial accommodations given, or to be given, or continued to Pledgor, Genomic Solutions, Ltd., a United Kingdom corporation, Unit 3, Forge Close, Little End Road, Eaton Socon, St. Neots, Cambridgshire, England PE193TP and/or Genomic Solutions, K.K., a Japanese corporation, Gotanda Chuo Bldg. 2F, 3-5, Higashigotanda 2-chome, Shinagawa-ku, Tokyo 141-0022, Japan (Genomic Solutions, Ltd. and Genomic Solutions, K.K. each sometimes hereinafter being referred to as a "Subsidiary" and sometimes hereinafter collectively referred to as the "Subsidiaries" and each of Pledgor, Genomic Solutions, Ltd. and Genomic Solutions, K.K. sometimes hereinafter referred to as "Borrower", a "Borrower" or the "Borrower" and collectively sometimes referred to as the "Borrowers") by White Pines Limited Partnership I, a Michigan limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "WPLP"), Pacific Capital, L.P., a Delaware limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Pacific"), Chase Venture Capital Associates, L.P., a California limited partnership, 380 Madison Avenue, 12th Floor, New York, New York 10017 (hereinafter referred to as "Chase"), American Healthcare Fund II, a Delaware limited partnership, 4430 Arapahoe Avenue, Suite 220, Boulder, Colorado 80303 (hereinafter referred to as "American"), Ian R. N. Bund Smith Barney Prototype PS Plan Account #206-08291-12445, P.O. Box 2022, Bloomfield Hills, Michigan 48303(hereinafter referred to as "Bund") , Yocum Consulting Associates, Inc., an Ohio corporation, 4622 Wyndwood Drive, Toledo, Ohio 43623 (hereinafter referred to as "Yocum"), Volunteer Healthcare Associates, L.L.C., a Tennessee limited liability company, 6 Cadillac Drive, Suite 310, Brentwood, Tennessee 37027 (hereinafter referred to as "Volunteer"), McDonald Investments Inc. Custodian FBO S. Sterling McMillan III IRA Rollover Account #85362191, 2550 Som Center Road, Suite 300, Willoughby Hills, Ohio 44094 (hereinafter referred to as "McMillan") , J. Matthew Mackowski, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Mackowski-CA") , Robert G. Shepler, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Shepler"), John J. Mackowski, 1506 Birkdale Lane, Ponte Verde Beach, Florida 32082 (hereinafter referred to as "Mackowski-FL") , Grove Investment Partners, an Illinois partnership, 336 Essex Road, Kenilworth, Illinois 60043 (hereinafter referred to as "Grove") Ronald G. Kalish Living Trust u/a/d September 9, 1997, 445 Grand Bay Drive, #1009, Key Biscayne, Florida 33149 (hereinafter referred to as "Kalish"), Lois F. Marler, 48951 Fox Drive South, Plymouth, Michigan 48170 (hereinafter referred to as "Marler"), McDonald Investments Inc. Custodian FBO Daniel J. Boyle IRA Rollover Account #85314893, 2550 Som Center Road, Suite 300, Willoughby Hills, Ohio 44094 (hereinafter referred to as "Boyle"), National City Bank of MI/IL, Custodian FBO Herbert S. Amster IRA Rollover Account dated June 12, 1991 Account #MI-1491-00-4, 101 National City Bank, 101 S. Main Street, Ann Arbor, Michigan 48104 (hereinafter referred to as "Amster"), Kantner and Associates Profit Sharing Plan u/a/d January 1, 1991, 555 East William Street, Ann Arbor, Michigan 48104 (hereinafter referred to as "Kantner") and Michael G. Williams, 18000 Cavanaugh Lake Road, Chelsea, Michigan 48118 (hereinafter referred to as "Williams") (WPLP, Pacific, Chase, American, Bund, Yocum, Volunteer, McMillan, Mackowski-CA, Shepler, Mackowski-FL, Grove, Kalish, Marler, Boyle, Amster, Kantner and Williams each being sometimes hereinafter referred to as "Lender", a "Lender" or the "Lender" and collectively as "Lenders"), and as collateral security for the payment of all debts, obligations or liabilities now or hereafter existing, absolute or contingent, including any extensions or renewals thereof, present or future, direct or indirect, due or to become due from the Borrowers to the Lenders under (i) the Promissory Notes in the amount of six million and no/100 ($6,000,000) dollars,
(ii) the Business Loan Agreement of even date herewith between Borrowers and Lenders, and (iii) all obligations due under any of the Loan Documents (as defined in the Business Loan Agreement), (all of which shall be called "Indebtedness"), hereby irrevocably assigns, orders, transfers, pledges and sets over to Lenders, their successors and assigns:

              (a) All distributions, profit distributions, proceeds from sale of stock included in the Collateral, and any and all other distributions due to Pledgor from each Subsidiary and any successor in interest thereto.

              (b) All shares and other property delivered to and deposited with the Lenders, all property which is hereafter delivered to or comes into the possession or control of the Lenders in any manner and for any purpose during the existence of this Agreement, together with the stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock, new securities or other property which the Pledgor is entitled to receive and grants to Lenders a continuing security interest in certain instruments, stock, chattel paper, notes, debentures or other securities, to wit:

All shares of and 100% of its ownership interest in each Subsidiary as well as any and all other property now or hereafter in the Lenders' possession or control (all of the above set forth in subparagraph 1(a) and 1(b) herein collectively termed "Collateral").

       2.  Pledgor warrants:

           (a) that it is the lawful owner of all the Collateral including one hundred percent (100%) of the capital stocks of each Subsidiary, free of all claims, liens, or encumbrances whatsoever other than as set forth in the Business Loan Agreement and the security interest granted to Lenders pursuant hereto;

           (b) all written information furnished by Pledgor to Lenders hereafter, will be correct and true as of the date given; and

           (c) that the pledge and security interest in the Collateral arising out of this Agreement has been given and granted to induce the Lenders to extend, or to continue to extend, credit accommodations to the Borrowers.

       3. At any time, after an event of default under the Business Loan Agreement or the Promissory Notes, Warrants or Security Agreement contemplated therein shall occur and is not cured within any applicable grace period and without notice, and at the expense of the Pledgor, Lenders may but are not -obligated to:

           (a) collect all dividends, interest, principal payments and other sums payable upon or on account of the Collateral;

           (b) Enter into an extension, reorganization, deposit, merger or consolidation agreement, or other agreement related to or affecting the Collateral, and in this connection may deposit or surrender control of the Collateral, accept other property in exchange for the Collateral, and perform such acts and things as it considers proper. Money or property received in exchange for the Collateral shall be applied to the Indebtedness secured hereby;

           (c) Compromise or settle claims or disputes as it deems desirable or proper with reference to the Collateral;

           (d)  Insure, process and preserve the Collateral;

           (e) Transfer the title to the Collateral to its name or the name of the nominee;

           (f) Exercise as to the Collateral, all the rights, powers and remedies of an owner; and

           (g) Perform any and all acts which Lenders in good faith deem necessary for the protection and preservation of Collateral or its value or Lenders' security interest therein, including, but not limited to, transferring any Collateral to Lenders' own name and receiving the income thereon as additional security hereunder.

       4. If, during the term of this Agreement, any stock dividends, reclassifications, adjustments or other changes are made in the capital structure of the corporation or other entity issuing the Collateral or any portion thereof, whether it is a reorganization, recapitalization, share split-up, a combination of shares, merger, transfer, or consolidation, all new, additional or substituted shares for securities of whatever class, issued with respect to the Collateral by reason of change, shall be delivered to the Lenders immediately after issuance. The Lenders shall hold the shares or security so issued as the Collateral under the terms of this Agreement. If, during the term of this Agreement, warrants, options, or other rights with respect to the Collateral are issued to the Pledgor, and if the Pledgor exercises any such warrants, option, or right, all new stock or securities received upon such exercise shall be delivered by the Pledgor to the Lenders immediately after they are issued. Such new stock or securities shall be held by the Lenders as Collateral under the terms of the Agreement.

       5. (a) At any time after a default shall occur in any of the Indebtedness according to the terms thereof, which default is not cured within any applicable grace period, including the Notes, Security Agreements, Business Loan Agreement, Warrants, or any other Loan Document between Lenders and Borrowers and/or the Pledgor (the terms of such being incorporated by reference herein) ; including a material impairment in any way of the value of the Collateral or Lender's rights therein, the Lender may at its option, without notice or demand to Pledgor, declare all or part of the Indebtedness to be immediately due and payable. The Lender shall have the remedies of a secured party under the Uniform Commercial Code of the State of Michigan. The Lenders may sell the Collateral in such manner and for such price as the Lenders deem appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held. The Lender shall have the right to purchase all or part of the Collateral at public or private sale. If notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed, postage prepaid, at least seven (7) days before any such disposition to any address of the Pledgor appearing on the records of the Lenders. Lenders shall have the right, but shall not be obligated, to vote the Collateral.

            (b) Upon the exercise of Lenders' rights to receive distributions with respect to the Collateral as provided in Section 3 above, Lenders shall be vested with all the rights of the Pledgor in respect thereto, the ability to notify any obligor or payor of the assignment and the ability to execute any instrument on behalf of the Pledgor in settlement or fulfillment thereof. In such event, Pledgor agrees to execute such additional assignments, instruments and documents as the Lenders may request to evidence the assignment. The Pledgor agrees that if thereafter it receives any payment of any such sums it shall receive same as the agent of the Lenders and the Pledgor agrees to transmit such payment in the form in which it was received to the Lenders on the date of receipt thereof, appropriately endorsed, if necessary, to permit negotiation by the Lenders. In any event, the Lenders are authorized to endorse or to sign, in the name of the Pledgor, any instrument of whatsoever nature to effect the collection of said payments for application to all sums due the Lenders.

       6. The Collateral shall be evidenced by share certificates registered in the name of Pledgor and accompanied by stock powers duly executed in blank. Said share certificates and duly executed stock powers have been delivered to Lenders concurrently with the execution of this Agreement

       7.   The proceeds of any sale shall be applied in the following order:

            (a) to pay all costs and expenses of every kind for care, safekeeping, collection, sale, foreclosure, delivery or otherwise respecting the Collateral (including reasonable expenses incurred in the protection of the Lenders' title or lien upon or right in any of the Collateral, reasonable actual expenses for legal services of any kind in connection therewith or making of such sale or sales, insurance, commission for sale, or guaranty).

            (b) to interest on all Indebtedness of the Borrowers to the Lenders;

            (c) to principal thereof, whether or not such Indebtedness is due or accrued. After such application, Lenders will account to Pledgor for any surplus and Borrowers shall remain liable to Lenders for any deficiency.

       Application of proceeds as between particular debts, obligations, or liabilities of Borrowers, shall be in the absolute and sole discretion of the Lenders. The Lenders shall have the right in their sole discretion to determine which rights, security liens, security interests, or remedies, they shall at any time pursue, relinquish, subordinate, modify, or take any action with respect thereto, without in any way modifying or affecting any other security for the Indebtedness or any of the Lenders' rights hereunder.

       8. Pledgor agrees that Lenders' security interest in the Collateral and in any and all other property belonging to Pledgor, pledged or hypothecated, to secure indebtedness shall be as valid as if Pledgor had duly assigned, released, transferred and delivered said property to the Borrowers and the Borrowers, with full ownership thereof, had pledged said property to secure all such Indebtedness upon the terms herein stated.

       9. Any transferee of, or endorser, guarantor, or surety paying the indebtedness secured hereby may take over all or any part of the Collateral subject hereto, and shall succeed to all rights of the Lenders in respect thereto and the Lenders shall be under no further responsibility therefore.

       10. The Pledgor authorizes Lenders, without notice or demand and without affecting any liability on the Indebtedness to:

            (a) renew, extend, accelerate, or change the time for repayment or other terms of the Indebtedness secured hereby, including increasing or decreasing the rate of interest;

            (b) take and hold security other than the Collateral herein described, for the payment of the Indebtedness and to exchange, substitute, transfer, enforce, waive and release such security; and

            (c) release or substitute any Borrower, endorser, guarantor, or other Pledgor of the Indebtedness.

       11. The Pledgor waives presentment, demand for performance, notice of non-performance, protest, notice of protest, or notice of dishonor in connection with an obligation or evidence of indebtedness held by Lenders as Collateral, or in connection with any obligation of or evidence of indebtedness which represents the Indebtedness secured thereby. The Lenders shall not be required to examine into the validity of or to exchange or to collect on any Collateral subject to this Agreement or to take any action necessary to hold any corporation, issuer, or other parties liable on the Collateral; and diligence in looking after, preserving, or acting with respect to the Collateral or collecting the same is hereby waived by the parties hereto.

       12. No delay on the part of the Lenders in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lenders of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. All of the Lenders' rights and remedies whether evidenced hereby or by any other writing, shall be cumulative and may be exercised from time to time singularly or concurrently.

       13. This is a continuing Agreement and the rights, powers and remedies apply to all past, present and future Indebtedness of the Borrowers to the Lenders including that arising under successive transactions which continue the Indebtedness, increase or decrease it, or create new Indebtedness. No notice of creation or existence of any Indebtedness or of any renewal, extension, or modification thereof, need be given to Pledgor. This agreement and related financing statements shall be terminated upon payment in full of the Indebtedness and all other sums and expenses required to be paid thereby, provided however that for purposes of the foregoing, no Indebtedness shall be deemed to exist under the terms of the Warrants prior to such time as Borrower has been notified of the exercise of Lenders' rights under subsection (K) of the Warrants. If this Agreement and the related financing statements shall have been terminated prior to the date on which Borrower is notified of the exercise of Lenders' rights under subsection (K) of the Warrants, the effectiveness of this Agreement shall automatically continue or be reinstated with respect to all amounts payable in accordance with the terms of the Warrants upon notice to Borrower of the exercise of Lenders' rights under subsection (K) of the Warrants. The breach of the terms of any Note, Warrant, Security Agreement, Pledge or Business Loan Agreement of whatsoever nature between Borrowers and Lenders, which is not cured within any applicable grace period, shall constitute a default and breach of all such agreements including this agreement.

       14. Lenders may deliver the Collateral or any part of it to the Pledgor and the receipt by the Pledgor discharges the Lenders from any liability or responsibility for said Collateral.

       15. This Agreement shall be governed and interpreted according to the laws of the State of Michigan without regard to its conflict of law principles. Parties agree that all actions and proceedings arising in connection with this Agreement shall be litigated in the State Courts or the Federal District Courts in the State of Michigan. The parties hereby waive any right that they may have to change the venue of any action against it by any other party in accordance with this paragraph. The parties hereby consent and submit to the jurisdiction and venue of the State Courts and Federal District Courts of the State of Michigan. This Agreement shall inure to the benefit of and be binding upon the Lenders, their successors and assigns, including the assignees of any Indebtedness secured by this Agreement, and the Pledgor and its legal representatives, successors and assigns. In the event any provision of this Agreement shall be invalid or unenforceable, in full or in part, neither the validity nor the enforceability of the remainder of this Agreement shall be affected in any way.

       16. Nothing herein contained shall be construed to bind Lenders to perform any of the Pledgor's obligations under any of the Collateral as a shareholder.

       17. This Assignment and Pledge Agreement has been negotiated between the parties and shall be deemed to have been mutually drafted by them.

       In Witness Whereof, the parties hereto have executed this Agreement this 23rd day of April, 1999.

LENDERS:                                       PLEDGOR:

WHITE PINES LIMITED PARTNERSHIP I              GENOMIC SOLUTIONS, INC.
By:  White Pines G.P., L.L.C.,
     its general partner


By:                                            By:
    --------------------------------              ------------------------------
    Frederick L. Yocum, Chairman                  Jeffrey S. Williams
                                                             President

PACIFIC CAPITAL, L.P.
By:  Pacific Capital Corporation,
     its general partner

By:
   ---------------------------------
   Frederick L. Yocum, Vice-Chairman

IAN R. N. BUND SMITH BARNEY
      PROTOTYPE PS PLAN ACCOUNT
      #206-08291-12445
YOCUM CONSULTING ASSOCIATES, INC.
VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C
MCDONALD INVESTMENTS INC. CUSTODIAN
      FBO S. STERLING MCMILLAN III IRA
      ROLLOVER ACCOUNT #85362191
RONALD G. KALISH LIVING TRUST U/A/D
      SEPTEMBER 9, 1997
LOIS F. MARLER
MCDONALD INVESTMENTS INC. CUSTODIAN
      FBO DANIEL J. BOYLE IRA
      ROLLOVER ACCOUNT #85314893
NATIONAL CITY BANK OF MI/IL CUSTODIAN
      FBO HERBERT S. AMSTER IRA
      ROLLOVER ACCOUNT DATED JUNE 12, 1991
      #MI-1491-00-4
KANTNER AND ASSOCIATES PROFIT SHARING
      PLAN U/A/D JANUARY 1, 1991
MICHAEL G. WILLIAMS
 By:    White Pines Management, L.L.C.,
        a Michigan limited liability
        company, attorney-in-fact

By:
   ---------------------------------
   Frederick L. Yocum, Chairman

CHASE VENTURE CAPITAL ASSOCIATES, L.P.

By:
   ---------------------------------

AMERICAN HEALTHCARE FUND II


By:
   ---------------------------------            -------------------------------
                                                JOHN J. MACKOWSKI

------------------------------------
J. MATTHEW MACKOWSKI                            GROVE INVESTMENT PARTNERS

                                                By:
                                                   ----------------------------
-----------------------------------
ROBERT G. SHEPLER

                                  SCHEDULE 7.b

                             GENOMIC SOLUTIONS INC.

OUTSTANDING WARRANT:

           -  Warrant to Purchase Common Stock of Genomic Solutions Inc.

                  ESA, Inc., a Massachusetts corporation is entitled to purchase from Genomic Solutions Inc., a Delaware corporation at the exercise price of Six Dollars ($6.00) per share (the "Exercise Price"), One hundred twenty-five thousand (125,000) shares of Genomic Solutions Inc. common stock, par value $.001.

                                   SCHEDULE 7.g

                             GENOMIC SOLUTIONS INC.

SEE ATTACHED LISTS:



SCHEDULE         DESCRIPTION
--------         -----------

7.g.1            Series B Convertible Preferred Shareholders

7.g.2            Series C Convertible Preferred Shareholders

7.g.3            Series D Convertible Preferred Shareholders

7.g.4            Series M Convertible Preferred Shareholders

7.g.5            Common Stock Shareholders

7.g.6            Employee Stock Options

7.g.7            Non-Employee Stock Options

7.g.8            Warrant Holder (see Schedule 7.b)

7.g.9            Officers, Directors and Significant Employees

7.g.10           Officers, Directors and Significant Employees with indebtedness to the Borrower

7.g.11           Officers and Significant Employees who own directly/indirectly any interest in any entity which is a Competitor, Customer or Supplier of Genomic Solutions


                                                                  SCHEDULE 7.g.1

                             GENOMIC SOLUTIONS INC.

                            SERIES B PREFERRED STOCK
                                SHAREHOLDERS LIST

GENOMIC SOLUTIONS INC. (FORMERLY B. I. SYSTEMS CORP.) STOCK REGISTER SERIES B PREFERRED STOCK

                                                                                                                ON AN AS
                                                                                                             CONVERTED BASIS
CERT.                                                                            DATE OF        REISSUED     TO COMMON STOCK   % OF
 NO.      HOLDER              CONTACT                  ISSUE         SHARES   ORIGINAL ISSUANCE   AS GSI         3.03030       CLASS
----     -------          -------------------------   --------      --------  ----------------- ---------   ----------------   -----
                          John J Cirigliano
                          Corporate Capital Partners
                          260 Sheridan Avenue, Ste.    Series B
         Corporate        416                         Preferred
 B1      Capital Partners Palo Alto, CA 94306-2011      Stock        24,007      10-Jun-97      24-Dec-97      72,748.48        1.4%
                          David Given                  Series B
                          19115 Shaker Boulevard      Preferred
 B2      David Given      Shaker Heights, OH 44122      Stock        24,007      10-Jun-97      24-Dec-97      72,748.48        1.4%
                          Mary Jane Hilker
                          Liberty BIDCO Investments
                          30833 N western Hwy, Ste
         Liberty BIDCO    211                          Series B
         Investment       Farmington Hills, MI 48334- Preferred
 B3      Corp.            2582                          Stock        52,016      10-Jun-97      24-Dec-97     157,624.24        3.1%
                          James B Hoover               Series B
         James B          Ivy Hill - Cleft Road       Preferred
 B4      Hoover           Mill Neck, NY 11765           Stock        20,000      10-Jun-97      24-Dec-97      60,606.06        1.2%
         Grove            John Kerr                    Series B
         Investment       336 Essex Road              Preferred
 B5      Partners         Kenilworth, IL 60043          Stock        24,007      10-Jun-97      24-Dec-97      72,748.48        1.4%
                          John J. Mackowski
                          1506 Birkdale Lane           Series B
         John J.          Porte Vedra Beach, FL      Preferred
 B6      Mackowski        32082                         Stock        24,007      10-Jun-97      24-Dec-97      72,748.48        1.4%
                          Dan Mitchell
                          Capital Health Venture
                          Partners
         American         20 N. Wacker Drive, Ste      Series B
         Healthcare       2200                        Preferred
 B7      Fund II          Chicago, IL 60606             Stock       400,353      10-Jun-97      24-Dec-97   1,213.190.91       23.8%
                          John Styles                  Series B
                          2200 Southwest Fwy          Preferred
 B8      John Styles      Houston, TX 77098             Stock        20,006      10-Jun-97      24-Dec-97      60,624.24        1.2%
                          Laverne Styles               Series B
                          2200 Southwest Fwy          Preferred
 B9      Laverne Styles   Houston, TX 77098             Stock        12,004      10-Jun-97      24-Dec-97      36,375.76        0.7%

GENOMIC SOLUTIONS INC. (FORMERLY B. I. SYSTEMS CORP.) STOCK REGISTER SERIES B PREFERRED STOCK

                                                                                                               ON AN AS
                                                                                DATE OF                    CONVERTED BASIS
                                                                                ORIGINAL     REISSUED      TO COMMON STOCK    % OF
CERT. NO. HOLDER                CONTACT                ISSUE        SHARES      ISSUANCE      AS GSI           3.03030        CLASS
--------- -------               -------                -----        ------      --------      ------     ------------------   ------
                          J Matthew Mackowski
                          343 Sansome Street, Ste    Series B
         J. Matthew       1215                      Preferred
 B10     Mackowski        San Francisco, CA 94104    Stock         526,336      1O-Jun-97   24-Dec-97      1,594,957.58        31.3%
                          Robert G. Shepler
                          343 Sansome Street, Ste    Series B
         Robert G         1215                      Preferred
 B11     Shepler          San Francisco, CA 94104     Stock        159,969      10-Jun-97   24-Dec-97        484,754.55         9.5%
                          Larry J. Kent
                          Kent & Kent
                          1265 Drummers Lane,         Series B
         Lawrence J.      Suite 208                  Preferred
 B12     Kent             Wayne PA 19087               Stock       300,000      10-Jun-97   24-Dec-97        909,090.91        17.8%
                          Robert G Shepler           Series B
         Robert G         343 Sansome Street 1215    Preferred
 B13     Shepler          San Francisco, CA 94104     Stock         20,161      25-Jun-97   24-Dec-97         61,093.94         1.2%
                          Ian R N Bund
                          White Pines Capital
                          2401 Plymouth Rd, Suite B   Series B
                          Ann Arbor, MI 48105        Preferred
 B14     Ian R. N. Bund   94104                        Stock        50,000      4-Aug-97    24-Dec-97        151,515.15         3.0%
                          Murray G. Bodine
                          Hoefer Arnet                 Series B
         Murray G.        353 Sacramento, 10th Fl.   Preferred
 B15     Bodine           San Franciso CA 94111        Stock        24,007      4-Aug-97    24-Dec-97          72,748.48        1.4%
                                                                   ---------                                -----------------------
 TOTAL SERIES B SHARES                                             1,680,880                                5,093,575.76      100.0%
                                                                   =========                                =======================


                                                                  SCHEDULE 7.g.2







                             GENOMIC SOLUTIONS INC.


                            SERIES C PREFERRED STOCK

                                SHAREHOLDERS LIST

Genomic Solutions Inc. (formerly B. I. Systems Corp.) Stock Register Series C Preferred Stock

                                                                                                     On An As
                                                                                Date of          Converted Basis
                                                                               Original          to Common Stock      % of
Cert No. Holder                Contact                Issue        Shares       Issuance             1.00000          Class
-------- ---------             -------                -----        ------      --------        ------------------    ------
                          Chase Capital Partners
                          Damion Wicker
                          Dr. Risa Stack
                          380 Madison Avenue,
                          12th Floor                 Series C
         Chase Capital    New York, New York        Preferred
 C1      Partners         10017                      Stock         3,015,375    29-Dec-97          3,015,375          74.1%

                          Dan Mitchell
                          Capital Health Venture
                          Partners
         American         4430 Arapahoe Ave.         Series C
         Healthcare       Suite 220                 Preferred
 C2      Fund II          Boulder, CO 80303           Stock          342,857    29-Dec-97            342,857           8.4%

                          J. Matthew Mackowski
                          343 Sansome Street, Ste.
                          1215                        Series C
         J. Matthew       San Francisco, CA          Preferred
 C3      Mackowski        94104                        Stock         142,857    29-Dec-97            142,857           3.5%

                          Robert G. Shepler
                          343 Sansome Street, Ste.
                          1215                        Series C
         Robert G         San Francisco, CA          Preferred
 C4      Shepler          94104                       Stock           15,285    29-Dec-97             15,285           0.4%

                          2401 Plymouth Rd            Series C
                          Suite B                    Preferred
 C5      Ian R. N. Bund   Ann Arbor, MI 48105          Stock         104,924    29-Dec-97            104,924           2.6%


         Grove            John Kerr                   Series C
         Investment       336 Essex Road             Preferred
 C6      Partners         Kenilworth, IL 60043         Stock          50,378    29-Dec-97             50,378           1.2%

                          James B. Hoover             Series C
         James B.         Ivy Hill - Cleft Road      Preferred
 C7      Hoover           Mill Neck, NY 11765          Stock          17,143    29-Dec-97             17,143           0.4%

                          John J. Mackowski
                          1506 Birkdale Lane          Series C
         John J.          Ponte Vedra Beach, FL      Preferred
 C8      Mackowski        32082                       Stock           10,000    29-Dec-97             10,000           0.2%

                          Chase Capital Partners
                          Damion Wicker
                          Dr. Risa Stack
                          380 Madison Avenue,
                          12th Floor                  Series C
         Chase Capital    New York, New York         Preferred
 C9      Partners         10017                        Stock         358,053    6-Jan-98             356,053           8.7%

                          Murray G. Bodine
                          Hoefer Arnet                Series C
         Murray G.        353 Sacramento, 10th Fl.   Preferred
 C10     Bodine           San Franciso CA 94111        Stock          15,467    6-Jan-98              15,467           0.4%
                                                                   ---------                         ---------------------

 TOTAL SERIES C SHARES                                             4,070,339                         4,070,339       100.0%
                                                                   =========                         =====================


                                                                  SCHEDULE 7.G.3









                             GENOMIC SOLUTIONS INC.

                            SERIES D PREFERRED STOCK

                                SHAREHOLDERS LIST

Series D.

Preferred Stock                    Schedule I

                                   INVESTORS

                                                                                Shares of         Dollar
                                                                                Series D           Value
 Certificate                                                                    Preferred        Preferred
   Number                         Name and Address                                Stock            Stock
   ------                         ----------------                             ----------      -----------
D 1        Chase Venture Capital Associates, L.P.                                987,488       $ 5,924,928
           Chase Capital Partners
           380 Madison Avenue, 12th Floor
           New York, New York 10017

D 2        American Healthcare Fund II                                            25,000         $ 150,000
           Capital Health Venture Partners
           4430 Ararpahoe Ave., Suite 220
           Boulder, CO 80303

D 3        J. Matthew Mackowski                                                   10,000          $ 60,000
           343 Sansome Street, Suite 1215
           San Francisco, CA 94104

D 4        Robert G. Shepler                                                       4,000          $ 24,000
           343 Sansome Street, Suite 1215
           San Francisco, CA 94104

D 5        Liberty BIDCO Investment Corp.                                         18,379         $ 110,274
           30833 Northwestern Highway, Suite 211
           Farmington Hills, MI 48334-2582

D 6        James B. Hoover                                                        16,870         $ 101,220
           Ivy Hill - Cleft Road
           Mill Neck, NY 11765


D 7        Grove Investment Partners                                              16,667         $ 100,002
           336 Essex Road
           Kenilworth,  IL 60043

D 8        Murray G. Bodine                                                       10,286          $ 61,716
           C/o Van Kasper & Company
           600 California Street,  17th Floor
           San Francisco, CA 94108

D 9        John Styles                                                             7,069          $ 42,414
           2200 Southwest Fwy.
           Houston, TX 77098

D 10       Laverne Styles                                                          4,241          $ 25,446
           2200 Southwest Fwy.
           Houston, TX 77098
                                                                               ---------       -----------
           Total                                                               1,100,000       $ 6,600,000
                                                                               =========       ===========

                                                                  SCHEDULE 7.G.4

GENOMIC SOLUTIONS INC. (FORMERLY B. I. SYSTEMS CORP.) STOCK REGISTER SERIES M PREFERRED STOCK

                                                                                                       On An As Converted Basis
                                                                        Date of            Reissued         to Common Stock
Cert. No.       Holder         Contact      Issue      Shares     Original Issuance         as GSI               5.40054
---------       ------         -------    ---------    ------     -----------------        ---------   ------------------------
                                           Series M
                Millipore                 Preferred
M 1             Corporation                 Stock      50,000        1O-Jun-97             24-Dec-97             270,027
                                                       ------                                                    -------
CAPITAL SERIES M SHARES                                50,000                                                    270,027
                                                       ======                                                    =======



                                                                  SCHEDULE 7.G.5









                             GENOMIC SOLUTIONS INC.

                                  COMMON STOCK

                                SHAREHOLDERS LIST

                                                                  SCHEDULE 7.g.5

GENOMIC SOLUTIONS INC.
COMMON STOCK SHAREHOLDERS
AS OF: APRIL 23, 1999

                                                             COMMON
INVESTOR                                                      STOCK
--------                                                   ---------
 Matt Mackowski                                               98,796
 Bob Shepler                                                  87,154
 American Healthcare Fund II                                 172,870
 J. Williams                                                 675,000
 Liberty Bidco                                                25,535
 Corporate Capital Partners                                   11,785
 David Given                                                  11,785
 James Hoover                                                 19,642
 Grove investment Partners (J. Kerr)                          11,785
 John J. Mackowski                                            11,785
 John Styles                                                   9,821
 Laverne Styles                                                5,893
 Murray Bodine                                                11,785
 Don Bernstein                                                 4,911
 Brent Clapacs                                                 5,893
 Don Van Dyke                                                  7,333
 Jon Folan                                                     5,893
 E. Keegan                                                     5,893
 Inge Morrison                                                 4,911
 Charles Stewart                                              11,785
 T. Dahlberg                                                      21
 J. Hawthorne                                                     41
 Computational Biosciences                                    40,000
 Barb Kirkland                                                13,533
 Frank Becker                                                 16,666
 Rick Russell                                                  3,933
 George Brykit                                                 3,333
 Andy Jakimcius                                               13,333
 David Helmreich                                               3,333
 Shannon Richey                                                5,000
 Ed Burnham                                                    3,933
 Larry Siden                                                   3,733
 Chris Ethier                                                  1,866
 Arthur Weiss                                                 28,933
 Jeffrey Heuer                                                28,932
 Peter Sugar                                                  28,932
 David William Byatt                                         160,373
 Jacqueline Byatt                                            185,795
 Arthur John Pinkney                                         346,168
 Sam C. Whitbread                                            141,102
 Dr. Jane Stevens                                             14,110
 Simon Cooke                                                   9,407
 Martin Bloom                                                 47,033
 Malcolm Boston                                               14,110
 Anthony Gary Biddle                                         256,335
 Ian Boston                                                   47,033
 Suzanne C. Boston                                            47,033
 Paul Nicholas King                                           76,449
 Lois Margaret King                                           75,000
 Hansard Management Services Ltd.                            110,052
                                                           ---------
TOTAL SHARES OUTSTANDING                                   2,925,777
                                                           =========


SCHEDULE 7.g.6 -- 1 of 3

                                                            Stock Option Summary
                                      Stock Options summary as of April 23, 1999

GENOMIC SOLUTIONS INC.
SUMMARY OF EMPLOYEE
STOCK OPTIONS
As Of April 23, 1999

                                Balance
                            Outstanding
---------------------------------------
Jeff S. Williams                655,000
---------------------------------------
Andy Jakimcius                   76,667
---------------------------------------
Steve Richvalsky                117,250
---------------------------------------
Mike Kurek                       76,000
---------------------------------------
Kevin Auton                      75,000
---------------------------------------
Bill Skea                        40,000
---------------------------------------
John Pinkney                     40,000
---------------------------------------
David Byatt                      40,000
---------------------------------------
M. Akahori                       45,000
---------------------------------------
Frank Becker                     38,334
---------------------------------------
Greg Kinch                       42,000
---------------------------------------
Mary Lopez                       30,000
---------------------------------------
Chris Barker                     20,000
---------------------------------------
Mary Stanaway                    30,000
---------------------------------------
Paul Dunkley                     20,000
---------------------------------------
Rob Mount                        10,000
---------------------------------------
Irene Fox                         4,000
---------------------------------------
Jim Delhey                       15,000
---------------------------------------
Mike Ignatoski                   18,000
---------------------------------------
Mike Tincher                     18,000
---------------------------------------
Shannon Richey                   14,000
---------------------------------------
Robert Luton                     43,000
---------------------------------------
George Byrkit                    10,667
---------------------------------------
Chris Bliton                     13,000
---------------------------------------
Jeff Fosdick                     20,000
---------------------------------------
Robert Drazovich                 14,600
---------------------------------------
Claus Buchholz                   25,000
---------------------------------------
David Carter                     10,000
---------------------------------------
Bob Barker                        2,000
---------------------------------------
Mark Eddy                        10,000
---------------------------------------
Beverly Burk                      5,000
---------------------------------------
Bob Cole                          5,000
---------------------------------------
Ralph Seavolt                     5,000
---------------------------------------
Adriaan De Feitjer               10,000
---------------------------------------
N. Kato-san                      11,000
---------------------------------------
Barb Kirkland                    27,467
---------------------------------------
Scott Kralik                     11,000
---------------------------------------
John Hollingshead                10,000
---------------------------------------
Lotte Downey                     18,000
---------------------------------------
Van Vogel                        10,000
---------------------------------------
Jim Woynerowski                  10,000
---------------------------------------
Rick Russell                      7,167
---------------------------------------
Ed Burnham                        7,067
---------------------------------------
Andrew Loehr                     10,000
---------------------------------------

                                                            Stock Option Summary
SCHEDULE 7.g.6 -- 2 of 3              Stock Options summary as of April 23, 1999


GENOMIC SOLUTIONS INC.
SUMMARY OF EMPLOYEE
STOCK OPTIONS
As Of April 23, 1999

                                                       Balance
                                                     Outstanding
                                                     -----------
----------------------------------------------------------------
Clifton Brown                                           10,000
----------------------------------------------------------------
Larry Siden                                              8,267
----------------------------------------------------------------
Jeff Hoover                                              5,000
----------------------------------------------------------------
David O'Hagan                                            5,400
----------------------------------------------------------------
Askar Kuchumov                                           5,000
----------------------------------------------------------------
Dennis Snider                                            5,000
----------------------------------------------------------------
Sue Brown                                                1,000
----------------------------------------------------------------
William Kyle                                               250
----------------------------------------------------------------
Chris Smart                                              5,000
----------------------------------------------------------------
Steve Lanham                                             5,000
----------------------------------------------------------------
Dean Palmer                                              5,000
----------------------------------------------------------------
Hazel Jeffery                                              500
----------------------------------------------------------------
Aaron Custance                                           5,000
----------------------------------------------------------------
David Hockley                                            5,000
----------------------------------------------------------------
Ian Reed                                                 5,000
----------------------------------------------------------------
Robin Worley                                             5,000
----------------------------------------------------------------
James Pinkney                                            5,000
----------------------------------------------------------------
Graham Fordham                                           5,000
----------------------------------------------------------------
John Parker                                             10,000
----------------------------------------------------------------
David Thompson                                           5,000
----------------------------------------------------------------
Paul Noller                                              5,000
----------------------------------------------------------------
Clive Thomas                                             5,000
----------------------------------------------------------------
Chris Ethier                                             4,134
----------------------------------------------------------------
Ed Eckert                                                2,500
----------------------------------------------------------------
Leigh Ciesielski                                           250
----------------------------------------------------------------
Sally Jo Nelton                                          2,000
----------------------------------------------------------------
Mike Stanaway                                              250
----------------------------------------------------------------
Tammy Shelhart                                           6,000
----------------------------------------------------------------
Sam Profitt                                             11,000
----------------------------------------------------------------
Beth Bracey                                                500
----------------------------------------------------------------
Gale Hines                                               5,000
----------------------------------------------------------------
Doug Perry                                               3,500
----------------------------------------------------------------
Helen Thompson                                           6,000
----------------------------------------------------------------
Pat Becker                                               5,000
----------------------------------------------------------------
Jan Luton                                               10,000
----------------------------------------------------------------
Jeff Kent                                                2,500
----------------------------------------------------------------
Linda Mitchell                                           1,000
----------------------------------------------------------------
Ed Thompson                                              1,000
----------------------------------------------------------------
Elena Chemokalskaya                                      2,500
----------------------------------------------------------------
Phyllis Marshall                                           250
----------------------------------------------------------------
Ellen MacCallum                                            250
----------------------------------------------------------------
Myra Johnson                                               250
----------------------------------------------------------------
Nisha Sahay                                              2,500
----------------------------------------------------------------
Wayne Mellon                                               250


                                                            Stock Option Summary
SCHEDULE 7.g.6 -- 3 of 3              Stock Options summary as of April 23, 1999


GENOMIC SOLUTIONS INC.
SUMMARY OF EMPLOYEE STOCK OPTIONS
As Of April 23, 1999

                                                       Balance
                                                     Outstanding
                                                     -----------
----------------------------------------------------------------
Annette DeWind                                           2,500
----------------------------------------------------------------
Hina Thakkar                                               250
----------------------------------------------------------------
Richard Orrell                                           2,500
----------------------------------------------------------------
Andrea Jiggens                                             250
----------------------------------------------------------------
John Cox                                                   250
----------------------------------------------------------------
Ian Taylor                                              20,000
----------------------------------------------------------------

TOTAL                                                1,922,020
                                                    ============


                                 SCHEDULE 7.G.7

                             GENOMIC SOLUTIONS INC.

                           NON-EMPLOYEE STOCK OPTIONS

As of the date of closing the following persons have been granted and issued stock options under the Genomic Solution's 1998 Non-Employee Director and Consultant Stock Option Plan.

BOARD OF DIRECTORS OF GENOMIC SOLUTIONS INC.

             Robert G. Shepler ...............................................       20,000
             J. Matthew Mackowski .............................................      20,000
             American Healthcare Fund ........................................       20,000
             Chase Venture Capital Associates, L.P . .........................       20,000
             P. Nicholas King ................................................       20,000
                                                                                    -------
             TOTAL ...........................................................      100,000

OTHER

- Per the Subscription Agreement between Genomic Solutions Inc. and HD Technologies Ltd. stock options were granted and issued to:

      Steve Davis ...........................................................        30,000
      Andrew Hoffman ........................................................        30,000
                                                                                     ------
      TOTAL .................................................................        60,000

- Per the Collaboration Agreement between Genomic Solutions Inc. and HD Technologies Ltd., stock options were granted and issued to:

             Steve Davis .................................................           30,000
             Andrew Hoffman ..............................................           30,000
                                                                                     ------
             TOTAL .......................................................           60,000

-    Scientific Advisory Board Members:

     Dr. Richard Wooster ............................... ..................          5,000
     Dr. Michael Liebman ..................................................          5,000
     Dr. Rolf Apweiler.....................................................          5,000
     Dr. James Sikela .....................................................          5,000
                                                                                   -------
     TOTAL ................................................................         20,000

 TOTAL NON-EMPLOYEE STOCK OPTIONS GRANTED & ISSUED ........................        240,000
                                                                                   =======

                                 SCHEDULE 7.g.9


LIST OF OFFICERS, DIRECTORS AND SIGNIFICANT EMPLOYEES:

1. GENOMIC SOLUTIONS INC. (GSI")

   1. The following persons are the duly elected and acting officers of the Genomic Solutions Inc., holding the office(s) set forth opposite their name below:

NAME                           OFFICE

Executive Officers:
Jeffrey S. Williams          President, Chief Executive Officer
Andrew A. Jakimcius          Executive Vice president of Operations
Michael P. Kurek             Executive Vice President, Marketing and Sales
Steven J. Richvalsky         Executive Vice President, Treasurer, Secretary and
                             Chief Financial Officer
William M. Skea              Vice President, Proteomic Business

General Officers:
Frank C. Becker              Vice President, Marketing
Gregory H. Kinch             Vice President, Sales (Americas)
Mary F. Lopez                Vice President, Proteomics Research & Development
Mary Stanaway                Vice President, Imaging Systems


2. The following persons are the duly elected and acting directors of Genomic Solutions Inc.

Directors:
Jeffrey S. Williams
Robert G. Shepler, Chairman
P. Nicholas ("Nick") King
J. Matthew Mackowski
Dan Mitchell
Damion E. Wicker

3. The following persons have been identified as Significant Employees of Genomic Solutions Inc.:

Significant Employees:
Chris Barker                 Vice President, Molecular Biology
Jeffrey Fosdick              Controller

I.   GENOMIC SOLUTIONS LTD. (UNITED KINGDOM)

     The following persons are the acting directors and officers of the Genomic Solutions Ltd., holding the office(s) set forth opposite their name below:

     Directors:
     Jeffrey S. Williams                Chairman
     P. Nick King                       Vice Chairman
     Kevin A. Auton                     Managing Director
     David W. Byatt                     Director and Vice President, Development
     A. John Pinkney                    Director and Vice President, Operations
     A. Paul Dunkley                    Director and Controller

II.  GENOMIC SOLUTIONS K.K. (JAPAN)

  4. The following persons are the duly elected and acting officers and directors of Genomic Solutions K.K.:

     Directors:
     Jeffrey S. Williams                         Director
     Michael P. Kurek                            Director
     M. Akahori                                  Representative Director
     Steven J. Richvalsky                        Statutory Auditor

                                 SCHEDULE 7.g.10

OFFICERS, DIRECTORS AND SIGNIFICANT EMPLOYEES
WITH INDEBTEDNES TO ANY GENOMIC SOLUTIONS COMPANY:

As defined and agreed to in the Employment Agreement by and between Genomic Solutions Inc. and Jeffrey S. Williams, effective January 1, 1998, Genomic Solutions provided to Mr. Williams a loan, evidenced by a five year promissory note, the proceeds of which were used by Mr. Williams to exercise vested options to purchase 675,000 shares of Genomic Solutions common stock. The principle amount of the note was $47,250. Interest on the unpaid principal of the note is accrued. The note is secured by 127,703 shares of Genomic's common stock, issued in the name of Mr. Williams.

As of this date of closing, there are no other loans provided by Genomic Solutions or any of its wholly owned subsidiaries to any of its officers, director or significant employees (as listed on Schedule 7.g.9 of this agreement).

                                 SCHEDULE 7.g.11

    OFFICERS AND SIGNIFICANT EMPLOYEES OWNERSHIP INTEREST IN OUTSIDE PARTIES
       WHO ARE COMPETITORS, CUSTOMERS AND SUPPLIERS OF GENOMIC SOLUTIONS

Except for what ownership interest may be held within a mutual fund, the following is a list of officers and significant employees material ownership interest in competitors, customers and suppliers of Genomic Solutions.


    EMPLOYEE NAME            LOCATION                            COMPETITORS             CUSTOMERS                SUPPLIERS
    -------------            --------                            -----------             ---------                ---------
  Jeffrey S. Williams          Inc.                                 None                    None                    None
  Andrew Jakimcius             Inc.                                 None                    None                    None
  Michael P. Kurek             Inc.                                 None                    None                    None
  Steven J. Richvalsky         Inc.                                 None                    None                    None
  William M. Skea              Inc.                                 None                    None                    None
  Frank C. Becker              Inc.                                 None                    None                    None
  Gregory H. Kinch             Inc.                            See (a.) below               None                    None
  Mary F. Lopez                Inc.                                 None                    None                    None
  Mary Stanaway                Inc.                                 None                    None                    None
  Chris Barker                 Inc.                                 None                    None                    None
  Jeffrey Fosdick              Inc.                                 None                    None                    None
  Kevin A. Auton               Ltd.                                 None                    None                    None
  P. Nick King                 Ltd.                                 None                    None                    None
  David W. Byatt               Ltd.                                 None                    None                    None
  A. John Pinkney              Ltd.                                 None                    None                    None
  A. Paul Dunkley              Ltd.                                 None                    None                    None
  M. Akahori                   K. K.                                None                    None                    None


a.) Greg Kinch owns common stock in the following companies as of the date of close;
                  Affymetrix                              500 shares
                  Incyte Pharmaceuticals                  250 shares
                  Gene Logic                            1,000 shares

                                  SCHEDULE 7.h

                             GENOMIC SOLUTIONS INC.

 WHOLLY OWNED SUBSIDIARIES:
--------------------------------------------------------------------------------
     ITEM                              COMMENT
--------------------------------------------------------------------------------
       1.       Genomic Solutions Limited, a United Kingdom
                Corporation wholly owned by Genomic Solutions Inc.
                Office is located in Cambridgeshire, UK.
       2. Genomic Solutions K.K., a Japanese Corporation wholly owned by Genomic Solutions Inc. office is located in Tokyo, Japan.

 FORMER SUBSIDIARIES:
--------------------------------------------------------------------------------
     ITEM                              COMMENT
--------------------------------------------------------------------------------
       3. Nihon Bio Image, Ltd., a Michigan Corporation wholly owned by B.I. Systems Corporation, doing business as a branch office in Japan. Entity dissolved with formation of Genomic Solutions K.K.
                in June 1998.

       4. Bio Image UK, Inc., a Michigan Corporation wholly owned by B.I. Systems Corporation. Operations ceased and office closed effective October 31, 1997. Entity dissolved.

 OTHER:
--------------------------------------------------------------------------------
      ITEM                              COMMENT
--------------------------------------------------------------------------------
       5. Genomic Solutions Limited subscribed Pound Sterling 91,000, for Preference shares in the capital of, or approximately 30% equity investment in, HD
                 Technologies, Ltd., of Manchester, England.

       6.        Genomic Solutions Inc holds (registered in the name of B.I.
                 Systems Corp.) 15,000 shares of the Series B Preferred Stock of BioSeparations, Inc., a Delaware Corporation, as evidenced by
                 stock certificate           OB-81.

       7. Genomic Solutions Inc. holds 3,000 shares of the Common Stock of Gattac Corporation, a Michigan corporation, as evidenced by
                 stock certificate        16.

                                  SCHEDULE 7.i

                             GENOMIC SOLUTIONS INC.

SEE ATTACHED FINANCIAL STATEMENTS:

SCHEDULE          DESCRIPTION
--------          -----------

7.i.1             Audited Financial Statements as of December 31, 1998 and 1997.

7.i.2             Consolidating Balance Sheet as of December 31, 1998.

7.i.3             "Interim" Unaudited Consolidated Financial Statements as of February 28, 1999.

7.i.4             Consolidating Balance Sheet as of February 28, 1999.

                               ARTHUR ANDERSEN LLP               SCHEDULE 7.i.1







                             GENOMIC SOLUTIONS INC.


                       CONSOLIDATED FINANCIAL STATEMENTS


                        AS OF DECEMBER 31, 1998 AND 1997




           TOGETHER WITH THE REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                              ARTHUR ANDERSEN LLP


                    Report of Independent Public Accountants

To the Board of Directors and Stockholders of Genomic Solutions Inc.:

We have audited the accompanying consolidated balance sheets of GENOMIC SOLUTIONS INC. AND SUBSIDIARIES (a Delaware corporation, see Note 1) as of December 31, 1998 and 1997, and the related consolidated statements of operations and comprehensive loss, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Genomic Solutions Inc. and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Ann Arbor, Michigan,
    February 12, 1999, (except with respect
         to the matter discussed in Note 13
         as to which the date is April 23, 1999).

                             GENOMIC SOLUTIONS INC.

          CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 1998 AND 1997



                                   ASSETS                                                  1998                 1997
                                   ------                                              -----------          -----------
CURRENT ASSETS:
   Cash and cash equivalents                                                           $ 2,879,849           $5,088,799
   Accounts receivable                                                                   1,361,621            1,251,593
   Inventories                                                                           2,856,959              786,353
   Prepaid expenses and other                                                              663,842               97,684
                                                                                       -----------           ----------
              Total current assets                                                       7,762,271            7,224,429

PROPERTY AND EQUIPMENT, NET                                                              1,609,449              340,401

GOODWILL AND INTANGIBLE ASSETS, NET                                                      1,577,464              362,602

OTHER ASSETS                                                                               242,218               23,165
                                                                                       -----------           ----------
                                                                                       $11,191,402           $7,950,597
                                                                                       ===========           ==========
              LIABILITIES AND STOCKHOLDERS' EQUITY
              ------------------------------------

CURRENT LIABILITIES:
   Notes payable                                                                       $ 1,980,822           $  497,286
   Current portion of long-term debt                                                       300,941              136,891
   Accounts payable                                                                      1,962,065              495,448
   Accrued liabilities                                                                   1,209,839            1,113,028
   Deferred revenue                                                                        194,077              157,170
                                                                                       -----------           ----------
              Total current liabilities                                                  5,647,744            2,399,823
                                                                                       -----------           ----------

LONG-TERM DEBT, less current portion                                                       537,262              266,939
                                                                                       -----------           ----------
OTHER LONG-TERM LIABILITIES                                                                 23,540                -
                                                                                       -----------           ----------

COMMITMENTS (NOTE 11)

STOCKHOLDERS' EQUITY
   Convertible preferred stock, $0.001 par value,
     Series A, B, C, D and M                                                                 6,901                5,430
   Common stock, $0.001 par value                                                            2,919                2,126
   Additional paid-in capital                                                           16,525,232            9,225,877
   Note receivable                                                                         (47,250)                -
   Accumulated deficit                                                                 (11,609,784)          (3,949,598)
   Cumulative translation adjustment                                                       104,838                 -
                                                                                       -----------           ----------
              Total stockholders' equity                                                 4,982,856            5,283,835
                                                                                       -----------           ----------
                                                                                       $11,191,402           $7,950,597
                                                                                       ===========           ==========

The accompanying notes are an integral part of these consolidated statements.

                             GENOMIC SOLUTIONS INC.

          CONSOLIDATED STATEMENTS OF OPERATI0NS AND COMPREHENSIVE LOSS

               FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                  1998            1997            1996
                                                              ------------    ------------   ------------
REVENUE:
  Products                                                    $  4,930,727    $  1,992,385   $  2,834,833
  Services and other                                               576,634         171,156        421,872
                                                              ------------    ------------   ------------
      Total revenue                                              5,507,361       2,163,541      3,256,705

COST OF REVENUE                                                  3,266,189       1,062,771      1,311,482
                                                              ------------    ------------   ------------

      Gross profit                                               2,241,172       1,100,770      1,945,223
                                                              ------------    ------------   ------------
OPERATING EXPENSES:
  Selling, general, and administrative                           6,246,451       2,197,690      2,278,022
  Research and development                                       3,353,903         942,237        863,776
  Acquisition-related and other non-recurring chargers             340,000       2,205,786           -
                                                              ------------    ------------   ------------
      Total operating expenses                                   9,940,354       5,345,713      3,141,798
                                                              ------------    ------------   ------------

  Loss from operations                                          (7,699,182)      2,244,943     (1,196,575)
                                                              ------------    ------------   ------------

OTHER INCOME (EXPENSE):
  Interest income                                                  236,542            -              -
  Interest expense                                                (122,490)       (184,294)      (342,971)
  Other expense, net                                               (75,056)        (76,739)       (54,401)
                                                              ------------    ------------   ------------

      Total other income (expense)                                  38,996        (261,033)      (397,372)
                                                              ------------    ------------   ------------

      Loss before taxes and extraordinary gain                  (7,660,186)     (4,505,976)    (1,593,947)

PROVISION (CREDIT) FOR INCOME TAXES                                  -            (889,200)         5,685)
                                                              ------------    ------------   ------------

      Loss before extraordinary gain                            (7,660,186)     (3,616,776)    (1,599,632)

EXTRAORDINARY GAIN - Forgiveness of debt, net
  of tax expense of $ 899,200                                        -             997,491           -
                                                              ------------    ------------   ------------

NET LOSS                                                        (7,660,186)     (2,619,285)    (1,599,632)

OTHER COMPREHENSIVE INCOME - Foreign currency
  translation adjustment                                           104,838            -              -
                                                              ------------    ------------   ------------
COMPREHENSIVE LOSS                                            $ (7,555,348)   $ (2,619,285)  $ (1,599,632)
                                                              ============    ============   ============


The accompanying notes are an integral part of these consolidated statements.

                             GENOMIC SOLUTIONS INC.

           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996





                                                   Convertible
                                                 Preferred Stock         Common Stock       Additional
                                               ------------------    --------------------     Paid-In      Note
                                                Shares     Amount      Shares     Amount     Capital    Receivable
                                               ---------  -------    ---------   --------   ----------  ----------
BALANCE - DECEMBER 31, 1995                    1,250,00   $ 1,250       31,281    $    31   $  499,729  $    -

 Common stock issued upon exercise of
   stock options                                    -        -             447          1        3,428       -
 Net loss                                           -        -            -           -           -          -
                                               ---------   -------    ---------   --------  ----------  ----------

BALANCE - DECEMBER 31, 1996                    1,250,000     1,250       31,728         32     502,139       -

 Common stock issued upon conversion of
   Series A preferred stock                   (1,250,000)   (1,250)      45,821         46       1,204       -
 Series B preferred and common stock issued
   upon conversion of notes payable              413,169       413      200,986        201     426,624       -
 Series B preferred stock issued for cash      1,267,711     1,268         -          -      1,266,443       -
 Series M preferred stock issued upon
   conversion of notes payable                    50,000        50         -          -         49,950       -
 Common stock issued upon conversion of
   subordinated debt                                -         -         248,813        249      17,168       -
 Common stock issued upon settlement of
   accounts payable                                 -         -          13,100         13         904       -
 Common stock issued in connection with the
   acquisition of BioPhotonics, Inc.                -         -          85,000         85       5,866       -
 Series C preferred stock issued for cash      3,698,819     3,699         -          -      6,402,080       -
 Common stock issued in connection with the
   acquisition  of PBA Technology Limited           -         -       1,500,000      1,500     533,500       -
 Net loss                                           -         -            -          -           -          -
                                               ---------   -------    ---------   --------  ----------  ----------
BALANCE - DECEMBER 31, 1997                    5,429,699     5,430    2,125,448      2,126   9,225,877       -

 Series C preferred stock issued for cash        371,520       371         -          -        649,789       -
 Series D preferred stock issued for cash      1,100,000     1,100         -          -      6,681,539       -
 Common stock issued in exchange for software
   license                                          -         -          40,000         40      14,760       -
 Common stock issued in exchange for services       -         -             600       -          1,287       -
 Common stock issued upon exercise of
   stock options                                    -         -         753,330        753      61,980     47,250
 Foreign currency translation adjustment            -         -            -          -           -          -
 Net loss                                           -         -            -          -           -          -
                                               ---------   -------    ---------   --------  ----------  ----------
BALANCE - DECEMBER 31, 1998                    6,901,219   $ 6,901    2,919,378   $ 2,919  $16,525,232  $  47,250
                                               =========   =======    =========   ========  ==========  ==========



                                                               Cumulative
                                                 Accumulated   Translation
                                                  Deficit      Adjustment       Total
                                                ------------   -----------   ----------
BALANCE - DECEMBER 31, 1995                     $   (459,407)  $     -       $   40,593

 Common stock issued upon exercise of
   stock options                                        -            -            3,421
 Net loss                                         (1,599,632)        -       (1,599,632)
                                                ------------   -----------   ----------

BALANCE - DECEMBER 31, 1996                       (2,059,039)        -       (1,555,619)

 Common stock issued upon conversion of
   Series A preferred stock                             -            -             -
 Series B preferred and common stock issued
   upon conversion of notes payable                     -            -          427,238
 Series B preferred stock issued for cash               -            -        1,267,711
 Series M preferred stock issued upon
   conversion of notes payable                          -            -           50,000
 Common stock issued upon conversion of
   subordinated debt                                 644,643         -          662,060
 Common stock issued upon settlement of
   accounts payable                                   84,083         -           85,000
 Common stock issued in connection with the
   acquisition of BioPhotonics, Inc.                    -            -            5,950
 Series C preferred stock issued for cash               -            -        6,405,779
 Common stock issued in connection with the
   acquisition  of PBA Technology Limited               -            -          555,000
 Net loss                                         (2,619,285)        -       (2,619,285)
                                                ------------   -----------   ----------
BALANCE - DECEMBER 31, 1997                       (3,949,598)        -        5,283,835

 Series C preferred stock issued for cash               -            -          650,160
 Series D preferred stock issued for cash               -            -        6,582,639
 Common stock issued in exchange for software
   license                                              -            -           14,800
 Common stock issued in exchange for services           -            -            1,287
 Common stock issued upon exercise of
   stock options                                        -            -            5,483
 Foreign currency translation adjustment                -         104,838       104,838
 Net loss                                         (7,660,186)        -       (7,660,136)
                                                ------------   -----------   ----------
BALANCE - DECEMBER 31, 1998                     $(11,609,784)  $  104,838    $4,982,856
                                                ============   ===========   ==========




The accompanying notes are an integral part of these consolidated statements.

                             GENOMIC SOLUTIONS INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

               FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, 1996


                                                                 1998           1997           1996
                                                             ------------   ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                   $(7,660,186)   $(2,619,285)   $(1,599,632)
  Adjustments to reconcile net loss to net cash
    used in operating activities-
    Depreciation and amortization                                622,108        216,405        340,160
    Acquisition-related and other non-recurring charges          340,000      2,205,756           -
    Extraordinary gain on forgiveness of debt                       -        (1,886,691)          -
    Common Stock issued in exchange for services                   1,287           -              -
    Increase (decrease) in cash resulting from
      changes in assets and liabilities, net of
      acquisitions-
        Accounts receivable                                     (36, 711)        114,497       474,523
        Inventories                                           (1,415,669)        133,868       (89,279)
        Prepaid expenses and other                              (534,237)        (25,437)       (9,215)
        Accounts payable                                       1,469,376        (130,053)       42,327
        Accrued liabilities                                       24,882         653,416       265,583
        Deferred revenue                                         (84,977)        (25,771)      (21,058)
                                                             -----------    ------------   -----------
           Net cash used in operating activities              (7,274,127)     (1,363,265)     (596,591)
                                                             -----------    ------------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisitions of assets and stock of various companies       (2,607,092)       (659,066)         -
  Purchase of property and equipment                            (807,215)        (47,456)      (30,330)
  Increase in goodwill and intangible assets                     (73,248)           -             -
  Increase in other assets                                       (42,744)        (39,300)     (155,270)
                                                             -----------    ------------   -----------
           Net cash used in investing activities              (3,530,299)       (745,822)     (185,600)
                                                             -----------    ------------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of preferred stock                    7,232,799       7,673,490          -
  Net borrowings (repayments) under notes payable              7,482,454        (423,811)       43,811
  Proceeds from issuance of common stock                           5,483            -             -
  Repayment of long-term debt                                   (143,797)       (400,000)         -
  Proceeds from issuance of long-term debt                          -            130,000       670,000
                                                             -----------    ------------   -----------
           Net cash provided by financing activities           8,576,939       6,979,679       713,811
                                                             -----------    ------------   -----------

EFFECT OF EXCHANGE RATE CHANGES ON CASH                           18,537            -             -
                                                             -----------    ------------   -----------

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS               (2,208,950)      4,870,592       (68,380)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                  5,088,799         218,207       286,587
                                                             -----------    ------------   -----------

CASH AND CASH EQUIVALENTS - END OF YEAR                      $ 2,879,849    $  5,088,799   $   218,207
                                                             ===========    ============   ===========

 The accompanying notes are an integral part of these consolidated statements.

                             GENOMIC SOLUTIONS INC.

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) DESCRIPTION OF BUSINESS

    Genomic Solutions Inc. ("Genomic Solutions" or the "Company") designs, develops, manufactures and markets integrated, high-throughput biochip and proteomic systems and services for analyzing and quantifying biomolecules, such as DNA, RNA and proteins. The Company's biochip and proteomic systems include instrumentation, software, and consumables, which can be sold as integrated systems or as separate modular components. The Company's products are frequently used for building and maintaining DNA libraries, quantifying levels of gene expression, and characterizing proteins. Because the Company's products play a vital role in discovering genes and identifying drug targets, Genomic Solutions' customers are typically pharmaceutical, biotechnology and agriculture companies, universities, and government funded research institutions. In addition to selling products to customers, the Company also uses its equipment, software, consumables, and applications expertise to provide contract biochip and proteomic experimental services to researchers on a fee-for-service basis.

     The Company was incorporated in June 1994 under the name B.I. Systems
       Corporation. In July, 1994, the Company purchased certain assets, including software, inventory and fixed assets, from the Bio Image business unit ("Bio Image") of Millipore Corporation ("Millipore"). On December 5, 1997, the Company formed Genomic Solutions Inc. On December 24, 1997, the Company merged with B.I. Systems Corporation, with Genomic Solutions being the surviving entity.

     As of December 31, 1998, the Company has operations in the United States,
       Japan and United Kingdom. Genomic Solutions K.K. is a wholly owned subsidiary of the Company located in Tokyo, Japan, and operates a sales and technical support office serving Japan. Effective December 31, 1997, the Company acquired all outstanding stock of PBA Technology Limited (a UK corporation, "PBA", see Note 12) which subsequently changed its name to Genomic Solutions Limited ("GSLtd").

     The Company is in the early phases of implementing its operating strategy and its future success is subject to several technical and business risks including customer acceptance, availability and retention of key employees, competition, technological changes and additional financing adequate to support operations.

(2) SIGNIFICANT ACCOUNTING POLICIES

      Principles of Consolidation

        The consolidated financial statements include the accounts of the Company and its subsidiaries, Genomic Solutions K.K. and Genomic Solutions Limited. All significant intercompany balances and transactions have been eliminated in consolidation.

                            GENOMIC SOLUTIONS INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

Revenue

     Revenue consists of product sales, consisting of instrumentation, hardware, consumables, software, and services which include revenue from software and service maintenance agreements. Revenue from product sales, including revenues generated through distributors, is recognized when a customer contract is fully executed and product is shipped. Revenue from software and service maintenance agreements is recognized on a straight-line basis over the period in which the services are provided.

Research and Development Expenses

     Research and development expenses include all employee payroll and related costs attributable to research and development activities.

Foreign Currency Translation

    The financial statements of foreign subsidiaries are translated using exchange rates in effect at period end for assets and liabilities and at average rates during the period for results of operations. The resulting foreign currency translation adjustments are reflected as a separate component of stockholders' equity. Foreign currency transaction losses resulting from sales in foreign denominated currencies totaled approximately $11,000, $40,000 and $96,300 in 1998, 1997, and 1996,
       respectively, and are included in other expense in the accompanying consolidated statements of operations.

Management Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

     The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Accounts Receivable

     As of December 31, 1998, accounts receivable are stated net of an allowance for doubtful accounts of approximately $73,000. there was no such allowance as of December 31, 1997.

                             GENOMIC SOLUTIONS INC.

                   NOTES TO CONSOLIDATED FINANCING STATEMENTS
                                   (Continued)

Inventories

     Inventories consist primarily of purchased parts and components and are stated at the lower of cost, as determined on a first-in, first-out basis, or market.

Property and Equipment

     Property and equipment are recorded at cost. Depreciation is provided on a straight-line basis over the estimated useful lives of the related assets which generally range from three to five years. As of December 31, property and equipment consists of the following:

                                                          1998              1997
                                                       ----------         --------
        Furniture and office equipment                 $1,611,938         $555,182
        Computer equipment                                753,603          206,447
                                                       ----------         --------
                                                        2,365,541          761,629
        Less- Accumulated depreciation                    756,092          421,228
                                                       ----------         --------
                                                       $1,609,449         $340,401
                                                       ==========         ========


Goodwill and Intangible Assets

     Certain goodwill and intangible assets arose from the acquisitions completed by the Company in 1998 and 1997 (see Note 12) and in prior years. These amounts are being amortized on a straight-line basis over periods ranging from five to ten years. As of December 31, 1998 and 1997, accumulated amortization totaled $340,000 and $13,000, respectively. Amortization expense totaled approximately $327,300, $56,000 and $118,000 in 1998, 1997 and 1996, respectively, exclusive of the write-down discussed below.

     At each balance sheet date, the Company evaluates the carrying value of goodwill and other long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. In 1997, as a result of this evaluation, the Company wrote-down approximately $861,000 of goodwill and other intangible assets that originated from the acquisition of Bio Image from Millipore (see
       Note 1). These write-downs are included in acquisition-related and other non-recurring charges in the accompanying consolidated statements of operations.

                             GENOMIC SOLUTIONS INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)



Capitalized Software Development Costs

     The Company accounts for software development costs in accordance with Statement of Financial Accounting Standards ("SFAS") No. 86. Under SFAS No. 86, capitalization of software development costs begins upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors, including, but not limited to, anticipated future gross product revenue, estimated economic product lives and changes in software and hardware technology. In 1998, amounts that would have been capitalized under this statement after consideration of the above factors were immaterial, and therefore no software development costs have been capitalized by the Company.

     In 1997, the Company wrote-off capitalized software development costs totaling approximately $328,000 as it was determined that certain products had no remaining economic life. This write-down is included in the acquisition-related and other non-recurring charges in the accompanying consolidated statement of operations. Amortization expense totaled $47,000 and $76,000 in 1997 and 1996, respectively, exclusive of the write-down.

Stock-Based Compensation

     The Company accounts for stock-based compensation using the intrinsic value method prescribed under Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees." Accordingly, compensation cost for stock options is measured as the excess, if any, of the fair value of the Company's common stock at the date of the grant over the amount the employee must pay to acquire the stock. As supplemental information, the Company has provided pro forma disclosure of the fair value at the date of grant of stock options granted for each period presented in Note 9, in accordance with the requirements of SFAS No. 123, "Accounting for Stock-Based Compensation."

Fair Value of Financial Instruments

     In accordance with the requirements of SFAS No. 107, "Disclosures About
       Fair Value of Financial Instruments," the fair value of financial instruments is determined by reference to various market data for comparable financial instruments. Management's estimates of fair value require considerable judgment and are not necessarily indicative of the amounts that could be realized in a current market exchange. Unless otherwise disclosed, the fair value of financial instruments approximate their recorded values.

                             GENOMIC SOLUTIONS INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

     Comprehensive Income

       Effective January 1, 1998, the Company adopted SFAS No. 130, "Reporting
         Comprehensive Income," which establishes standards for reporting and display of comprehensive income and its components in a full set of financial statements. Comprehensive income is the total of net income and all other non-owner changes in equity. The difference between net loss, as reported in the accompanying consolidated statements of operations, and comprehensive loss is the foreign currency translation adjustment for the respective periods. Accumulated other comprehensive income consists solely of the cumulative translation adjustment as presented in the accompanying consolidated balance sheets.

     New Accounting Pronouncements

       In June 1998, the Financial Accounting Standards Board issued SFAS No.
         133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments. The Company does not currently engage in derivative activities.

(3) NOTES PAYABLE

       In August 1998, the Company entered into a new $2,000,000 line-of-credit agreement with a bank which provides for borrowings through July 1999. As of December 31, 1998, outstanding borrowings under this agreement totaled $1,750,000 and bear interest at the bank's prime interest rate (7.75% as of December 31, 1998). The agreement contains various covenants, including financial covenants which require the Company to maintain certain levels of working capital and tangible net worth.

       As of December 31, 1998, GSLtd. had line-of-credit agreements with a bank whereby GSLtd. may borrow up to $324,000. Outstanding borrowings bear interest at 10% and are collateralized by a letter of credit issued by the Company and eligible accounts receivable, as defined. As of December 31, 1998, outstanding borrowings totaled $230,822. The agreements expire at various dates through August 1999.

                             GENOMIC SOLUTIONS INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

(4) LONG-TERM DEBT

     As of December 31, long-term debt consists of the following:


                                                           1998               1997
                                                         --------           --------
       Note payable by PBA, payable in monthly
         installments of approximately $6,900, plus
         interest at 10%, through November 2000          $159,341           $239,560
       Note payable by PBA, payable in monthly
         installments of approximately $4,600, plus
         interest at 10%, through January 2001            115,481            164,270
       Capital lease obligations, due in varying
         amounts with interest rates ranging from
         6.2% to 21%, through October 2002 (see
         Note 10)                                         563,381                  -
                                                         --------           --------
                                                          838,203            403,830
       Less- Current portion                              300,941            136,891
                                                         --------           --------
                                                         $537,262           $266,939
                                                         ========           ========

     Scheduled future maturities of long-term debt, excluding capital lease obligations (see Note 10), as of December 31, 1998, are as follows:

                   1999                              $138,566
                   2000                               131,649
                   2001                                 4,607
                                                     --------
                                                     $274,822
                                                     ========

(5) INCOME TAXES

      The components of the provision (credit) for income taxes are as follows:

                                                 1998         1997          1996
                                             -----------   -----------   -----------
      Continuing operations:
        Currently payable (refundable)       $      -      $  (889,200)  $     5,685
        Deferred credit                       (2,432,000)     (241,800)     (492,400)
        Increase in valuation allowance        2,432,000       241,800       492,400
                                             -----------   -----------   -----------
                                                    -         (889,200)        5,685
      Extraordinary gain-
        Tax expense of gain on
          forgiveness of debt                       -          889,200          -
                                             -----------   -----------   -----------
                                             $      -      $      -      $     5,685
                                             ===========   ===========   ===========

                             GENOMIC SOLUTIONS INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The differences between the income tax provision calculated at the United
     States Federal statutory rate and the consolidated income tax provision from continuing operations are summarized as follows:

                                              1998               1997            1996
                                              ----               ----            ----
     Federal statutory provision         $ (2,604,500)      $ (1,473,300)     $ (542,000)
     Nondeductible items                       34,000             16,000          49,600
     Increase in valuation allowance        2,432,000            321,900         492,400
     Write-off of acquired in-process
        research and development              115,600            285,600               -
     Other                                     22,900            (39,400)          5,685
                                         ------------       ------------      ----------
                                         $          -       $   (889,200)     $    5,685
                                         ============       ============      ==========


The components of deferred income taxes as of December 31 are as follows:

                                                1998                1997
                                                ----                ----
     Net operating loss carryforwards       $ 2,939,700          $ 647,500
     Intangible assets                          210,800            242,000
     Goodwill                                   115,000             45,100
     Accruals and reserves                      101,100                  -
                                            -----------          ---------
                                              3,366,600            934,600
     Less-valuation allowance                (3,366,600)          (934,600)
                                            -----------          ---------
                                            $         -          $       -
                                            ===========          =========



The Company has available net operating loss carryforwards of approximately
     $8,650,000 which can be utilized to offset future taxable income. These net operating loss carryforwards expire between 2010 and 2018. Additionally, utilization of net operating loss carryforwards are limited under Section 382 of the Internal Revenue Code. These and other deferred income tax assets are fully reserved by a valuation allowance as realizability of these tax benefits is not assured.

                             GENOMIC SOLUTIONS INC.

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

(6)  RECAPITALIZATION

     In April 1997, the Company amended its Articles of Incorporation pursuant to which the majority of the Company's outstanding debt and all outstanding shares of Series A preferred stock were restructured (the "Recapitalization"). Significant components of the Recapitalization, together with the applicable accounting effects, were as follows:

          (1) The Company initiated a reverse stock split issuing one share of common stock for every 97.103 shares of outstanding common stock. All amounts and shares in the accompanying financial statements have been restated to reflect the reverse stock split.

          (2) Notes payable, bridge loan financing obtained during 1997 and accrued interest totaling $413,169 were converted to 413,169 shares of Series B preferred stock at $1 per share. The Company also issued 200,986 shares of common stock to these creditors.

          (3) The Company issued 1,267,711 shares of Series B preferred stock at $1 per share for cash.

          (4) All outstanding shares of Series A preferred stock were converted to 45,821 shares of common stock.

          (5) Subordinated convertible debt of $1,200,000 and accrued interest of $429,027, payable to both stockholders (defined as stockholders with greater than 10% ownership interest) and non-stockholders, was converted to 248,813 shares of common stock at $0.07 per share. The difference between the carrying value of the debt and the fair value of the common stock issued to existing stockholders of $644,643 has been credited directly to retained earnings. The difference between the carrying value of the debt and the fair value of the common stock issued to non-stockholders of $966,967 is included in extraordinary gain in the accompanying consolidated statements of operations.

          (6) Accounts payable to stockholders for professional services rendered totaling $85,000 was converted to 13,100 shares of common stock at $0.07 per share. The difference, in the amount of $84,083, between the fair value of the common stock and amounts owed to these stockholders has been credited directly to retained earnings.

          (7) A note payable to Millipore and accrued interest totaling
               $983,764 was converted to 50,000 shares of Series M preferred stock at $1 per share. The difference, in the amount of $933,764, between the carrying value of the debt and the fair value of the common stock is included in extraordinary gain in the accompanying consolidated statements of operations.

                             GENOMIC SOLUTIONS INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

(7)  PREFERRED STOCK

          Preferred stock consists of the following as of December 31:

                                        1998                               1997
                           -----------------------------        -------------------------
                                              Issued and                       Issued and
                           Authorized        Outstanding        Authorized    Outstanding
                           ----------        -----------        ----------    -----------
               Series A             -                  -                 -              -
               Series B     2,000,000          1,680,880         2,000,000      1,680,880
               Series C     4,070,339          4,070,339         4,070,339      3,698,819
               Series D     1,100,000          1,100,000                 -              -
               Series M        50,000             50,000            50,000         50,000
                            ---------          ---------         ---------      ---------
                            7,220,339          6,901,219         6,120,339      5,429,699
                            =========          =========         =========      =========

          In May 1998, the Company authorized 1,100,000 shares of Series D convertible preferred stock for issuance. In December 1997, the Company authorized 4,070,339 shares of Series C convertible preferred stock for issuance.


          The various classes of preferred stock provide the following rights, preferences, privileges and restrictions:


          Dividends

          The holders of shares of Series B,C,D and M preferred stock are not entitled to receive any dividends.


          Conversion

          Each shares of Series B,C,D and M preferred stock shall be convertible, at the holder's option, into such number of common shares as is determined by dividing the original Series B,C,D and M issue prices by $0.33, $1.75, $6.00, and $1.111, respectively. These conversion factors are subject to adjustment upon any recapitalization of the Company's common stock, as defined, and to anti-dilution rights for certain issuances.

          Conversion of Series B,C,D and M preferred stock to the Company's common stock will occur automatically upon the consummation of the sale of common stock in a registration statement in connection with an initial public offering, as defined.

          Voting Rights

          The holders of Series B,C and D preferred stock have the right to one vote for each share of common stock into which such Series B,C and D preferred stock could then be converted. The holders of Series M preferred stock have no voting rights.

                             GENOMIC SOLUTIONS INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

          Liquidation Preference

          In the event of any liquidation, dissolution or winding up of the affairs of the Company, either voluntarily or involuntarily, the holders of Series B,C,D and M preferred stock are entitled to receive, prior to and in preference to any distributions to the holders of common stock, an amount initially equal to $1, $1.75, $6, and $6, per share, respectively, subject to adjustment upon any recapitalization of the Company's common stock, as defined. The holders of Series B preferred stock are also entitled to receive, prior to and in preference to any distributions to the holders of common stock, an amount per share equal to 8% of the original issuance price of Series B preferred stock.

(8)  COMMON STOCK

          As of December 31, 1998 and 1997, the Company had authorized
               40,000,000 shares of common stock for issuance. The Company has reserved for issuance such number of shares of its authorized but unissued common stock necessary to effect conversion of all outstanding shares of preferred stock and exercise of all outstanding stock options.

(9)  STOCK OPTION PLANS

          The Company has three stock option plans: The 1994 Stock Option Plan
               ("the 1994 Plan"); the 1998 Employee Stock Option Plan ("the 1998 Plan"); and the 1998 Non-Employee Director and Consultant Stock Option Plan (the "Non-Employee Plan"). Options granted under all plans are either incentive stock options, which are granted at the fair market value of the common stock on the date of grant, or nonqualified stock options, which are generally granted at the fair market value of the common stock on the date of grant. Options are granted at the discretion of the Board of Directors upon recommendation by the Compensation Committee and expire ten years after the date of grant.

          1994 Stock Option Plan

          The 1994 Plan provided for the grant of options to employees, consultants and directors. The maximum number of shares that may be granted under the 1994 Plan is 1,590,000. Options granted generally become exercisable at a rate of 33% per year over three years from the date of grant except that 540,000 options vested immediately upon issuance and 14,600 options vest over a five-year period.

          1998 Employee Stock Option Plan

           In January 1998, the Company established the 1998 Plan to increase its ability to attract and retain key employees. The maximum number of shares that may be granted under the Plan is 2,000,000. Options granted generally become exercisable at a rate of 20% per year over five years from the date of grant.

                             GENOMIC SOLUTIONS INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

     1998 Non-Employee Director and Consultant Stock Option Plan

         In January 1998, the Company established the Non-Employee Plan to increase its abi1ity to retain consultants and directors. The maximum number of shares that may be granted under the Plan is 300,000. Options granted generally become exercisable one year from date of grant except that 60,000 options vested immediately upon issuance.

     Summary of All Plans

         Stock option activity under all of the above plans is summarized below:

                                                                        Weighted
                                                                         Average
                                                      Number of         Exercise
                                                       Shares             Price
                                                       ------             -----
      Outstanding at December 31, 1995                   7, 407          $0.072
         Options granted                                      -
         Options cancelled                                    -
         Options exercised                                 (447)         $0.072
                                                    -----------
      Outstanding at December 31, 1996                    6,960          $0.072
         Options granted                              1,582,100          $ 0.07
         Options cancelled                               (6,960)         $0.072
         Options exercised                                    -
                                                    -----------
      Outstanding at December 31, 1997                1,582,100          $ 0.07
         Options granted                             1, 224,000          $ 1.15
         Options cancelled                             (123,834)         $ 1.02
         Options exercised                             (753,330)         $ 0.07
                                                    -----------
      Outstanding at December 31, 1998                1,928,936          $ 0.69
                                                    ===========
      Exercisable at December 31, 1998                  721,245
                                                    ===========


                                          Weighted
                                           Average
                                         Contractual
              Number of      Price        Remaining
               Shares       Per Share        Life    Exercisable
               ------       ---------        ----    -----------
               785,436        $0.07       8.4 Years     424,035
               618,500        $0.37       9.1 Years     154,963
               525,000        $2.00       9.4 Years     142,247
             ---------                                 --------
             1,928,936                                  721,245
             =========                                 ========

                             GENOMIC SOLUTIONS INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

          Using the intrinsic value method under APB 25, no compensation expense has been recognized in the accompanying consolidated statements of operations for options granted at fair value. Had compensation expense been determined based on the fair value at the date of grant consistent with SFAS No. 123, the reported net loss would have been increased to the following pro forma amounts, which may not be representative of that to be expected in future years:

                             1998            1997              1996
                             ----            ----              ----
Net Loss-  As Recorded   $(7,660,186)    $ (2,619,285)     $ (1,599,632)
           Pro Forma      (7,724,855)      (2,621,134)       (1,599,979)



          The fair value of these options was estimated at the date of grant using the minimum value option valuation method under SFAS 123 with the following assumptions: weighted average risk free interest rate ranging from 5.82%; dividend yield of 0%; and expected life of options of 3 years. Option valuation models require the input of highly subjective assumption. Because changes in subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing model does not necessarily provide a reliable single measure of the fair value of the Company's stock options.

(10) EMPLOYEE BENEFIT PLAN

          The Company has a 4019k) plan covering all eligible employees.
               Participants may elect to defer a certain percentage of qualified compensation through voluntary contributions to the plan and the Company may make discretionary contributions to the plan based on the gross compensation of qualified participants. The Company made no contributions to the plan in the 1998, 1997 and 1996.


(11) LEASES

          The Company leases most of its office space, transportation, and laboratory and office equipment under various noncancelable capital and operating lease agreements. Initial leases vary in length and several of the leases contain renewal options. The Company leases certain equipment under long-term lease agreements that are classified as capital leases, and the leased assets are included in property and equipment in the accompanying consolidated balance sheets. These capital leases terminate at various dates through fiscal 2002. Other leases are classified as operating leases and are not capitalized.

                             GENOMIC SOLUTIONS INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

       Future minimum payments required under all noncancelable capital and operating leases are as follows:


                                                                          Operating           Capital
                                                         Total              Leases             Leases
                                                       ----------         ----------          --------
1999                                                   $  613,400         $  414,600          $198,800
2000                                                      541,600            349,300           192,300
2001                                                      455,800            285,400           170,400
2002                                                      373,700            293,600            80,100
2003                                                       70,300             70,300                 -
                                                       ----------         ----------          --------
                                                       $2,054,800         $1,413,200           641,600
                                                       ==========         ==========
Less- Amount representing
         interest                                                                               78,219
                                                                                               -------
                                                                                               563,381
Less-Current portion                                                                           162,375
                                                                                              --------
                                                                                              $401,006
                                                                                              ========

       Total rental expense was approximately $425,000, $92,000 and $72,000 in 1998, 1997 and 1996, respectively.

(12) ACQUISITIONS

       Electrophoresis Business from ESA, Inc.

         In October 1998, the Company acquired the gel electrophoresis and proteomic business of ESA, Inc. in exchange for approximately $1,750,000 in cash and a warrant to purchase 125,000 shares of common stock at an exercise price of $6.00 per share. The acquisition has been accounted for under the purchase method of accounting. In connection with the acquisition, the Company recorded a one-time charge to operations in 1998 of $340,000, associated with the write-off of in-process research and development acquired in the transaction that had not reached technological feasibility. The remaining excess of the aggregate purchase price over the fair value of the net assets acquired of approximately $906,000 has been recognized as goodwill and is being amortized over a seven-year period (See Note 2).

                               GENOMIC SOLUTIONS

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)


       Insight Bio Medical, Inc.

         In April 1998, the Company acquired certain assets of Insight
           Biomedical Imaging Inc., in exchange for $650,000 in cash. The acquisition has been accounted for under the purchase method of accounting. The excess of the purchase price over the fair value of the net assets acquired of approximately $611,000 has been recognized as goodwill and is being amortized over a five-year period
           (see Note 2).

       PBA Technology Limited

         Effective December 31, 1997, the Company acquired 100% of the outstanding capital stock of PBA Technology Limited in exchange for $150,480 in cash and 1,500,000 shares of the Company's common stock valued at $555,000, for an aggregate purchase price of $705,480. The acquisition has been accounted for under the purchase method of accounting. In connection with the acquisition, the Company recorded a one-time charge to operations in 1997 of $1,017,000, associated with the write-off of in-process research and development acquired in the transaction that had not reached technological feasibility. The remaining excess of the aggregate purchase price over the fair value of the net assets acquired of approximately $230,000 has been recognized as goodwill and is being amortized over a five-year period (See Note 2).


       BioPhotonics, Inc.

         In June 1997, the Company acquired substantially all assets of BioPhotonics, Inc. in exchange for $302,300 in cash and 85,000 shares of common stock valued at $5,950. The acquisition has been accounted for under the purchase method of accounting. The excess of the purchase price over the fair value of the net assets acquired of approximately $126,000 has been recognized as goodwill as is being amortized over a five-year period (see Note 2).

(13) SUBSEQUENT EVENT

       On April 23, 1999, the Company issued subordinate debentures with warrants. The subordinated debentures are evidenced by promissory notes which in aggregate total $6,000,000, together with 1,400,000 warrants to purchase the Company's common stock. The notes are due April 2004 and bear interest at an annual rate of 12% to be paid quarterly.

       While the Company is in the early stages of implementing its operating plan (see Note 1), management believes that this financing, along with other sources of credit, will provide adequate liquidity for its current year.

                                 SCHEDULE 7.i.2

                         1998 CONSOLIDATING FINANCIALS
                              As of December 1998


                                                                                                         Post
                                            12/31/98       US GAAP         12/31/98       12/31/98       12/31/98       12/31/98
                                               PBA        Adjustment      GS Ltd (UK)        GSl         Adjust's     GS Inc. (USA)
                                           ----------------------------------------------------------------------------------------
BALANCE SHEET
ASSETS
Current Assets
   Cash and Cash Equivalents               $          -   $          -   $          -   $  2,659,122   $          -   $  2,659,122
   Accounts Receivable                          186,126              -        186,126        773,905              -        773,905
   Allowance for Doubtful Accounts                    -              -              -        (73,479)             -        (73,479)
                                           ----------------------------------------------------------------------------------------
   Accounts Receivable, net                     186,126              -        186,126        700,426              -        700,426
   Intercompany receivables                     357,183              -        357,183        160,173              -        160,173
   Inventory                                  1,063,234              -      1,063,234      1,780,904                     1,780,904
   Inventory reserve                                  -              -              -        (60,000)                      (60,000)
                                           ----------------------------------------------------------------------------------------
   Inventories, net                           1,063,234              -      1,063,234      1,720,904              -      1,720,904
   Prepaid expenses                             152,580                       152,580        112,967                       112,967
   Other                                         75,889        231,565        307,454         58,685              -         58,685
                                           ----------------------------------------------------------------------------------------
         Total current Assets                 1,835,011        231,565      2,066,576      5,412,277              -      5,412,277

Property and equipment, cost                    662,052                       682,052      1,775,832                     1,775,832
   Accumulated depreciation                    (247,707)                     (247,707)      (510,723)                     (510,723)
                                           ----------------------------------------------------------------------------------------
   Property & equipment, net                    414,345              -        414,345      1,265,109              -      1,265,109
Note Receivable - intercompany                                                      -      2,910,371                     2,910,371
Investment in HD Technologies                   152,152          5,040        157,192                                            -
Investment in KK                                                                    -         72,059                        72,059
Investment in PBA                                     -                             -        705,480                       705,480
PBA Acquisition Costs                                                               -        165,029                       165,029
Other intangibles (Goodwill)                    153,814       (153,814)             -      1,393,819                     1,393,819
Other long term assets                                -                             -         44,683                        44,683
                                           ----------------------------------------------------------------------------------------
Total Assets                               $  2,555,322   $     82,791   $  2,638,113   $ 11,968,827   $          -   $ 11,968,827
                                           ========================================================================================

LIABILITIES & STOCKHOLDERS EQUITY
Current Liabilities
    Notes Payable - Bank Overdraft         $    230,822   $              $    230,822   $  1,750,000   $          -   $  1,750,000
    Current Portion SFLG loan                   138,568         (4,299)       134,267
    Current Portion Finance Leases               23,406                        23,406                                            -
    Current Portion Transamerica                      -                             -        143,268                       143,268
    Accounts Payable                            921,002              -        921,002        990,439                       990,439
    Intercompany Payables                       346,988              -        346,998        348,997                       348,997
    Accrued Warranty                                                                -        202,000                       202,000
    Taxes Payable                                36,066                        36,066          6,063                         6,063
    VAT Liability                              (231,565)       231,565              0                                            -
    Accrued Liabilities                         105,839              -        105,839        751,024         (2,700)       748,324
    Directors Loan Accounts                           -                             -                                            -
    Deferred Revenue                                            67,856         67,856        126,221                       126,221
                                           ----------------------------------------------------------------------------------------
         Total Current Liabilities            1,571,123        295,122      1,866,245      4,318,012         (2,700)     4,315,312

Long Term Liabilities
    LTD - SFLG loan                             136,256          4,299        140,555                                            -
    LTD - Finance Leases                         12,689                        12,689                                            -
    LTD - Transamerica                                -                             -        384,018                       384,018
    LTD - Intercompany                        2,456,508                     2,456,508                                            -
    Other Long Term Liabilities                                                     -         23,540                        23,540
                                           ----------------------------------------------------------------------------------------
         Total Long Term Liabilities          2,605,453         4,299       2,609,752        407,558             -         407,558
                                           ----------------------------------------------------------------------------------------
    Total Liabilities                         4,176,576       299,421       4,475,997      4,725,570        (2,700)      4,722,870

Stockholders' equity
    Preferred Stock                                                                 -          6,901                         6,901
    Common Stock                                                                    -          2,919             -           2,919
    Add'l Paid in Capital                                                           -     16,525,232             -      16,525,232
    Share capital                             1,121,440                     1,121,440                                            -
    Beginning Retained Earnings              (1,197,068)    (259,152)      (1,456,220)    (3,182,956)                   (3,182,956)
    Current Year PA                          (1,532,574)      43,264       (1,489,310)    (6,060,225)            -      (6,060,225)
                                           ----------------------------------------------------------------------------------------
    Ending Retained earnings                 (2,729,643)    (215,888)      (2,945,531)    (9,243,181)            -      (9,243,181)
    Notes Receivable                                                                         (49,950)        2,700         (47,250)
    Cumulative Translation Adjustment           (13,051)        (742)         (13,793)         1,336                         1,336
                                           ----------------------------------------------------------------------------------------
    Total Stockholders Equity                (1,621,253)    (216,630)      (1,837,884)     7,243,257         2,700       7,245,957
                                           ----------------------------------------------------------------------------------------
Total Liabilities and Stockholders Equity  $  2,555,323   $   82,790     $  2,638,113   $ 11,968,827   $         -    $ 11,968,827
                                           ========================================================================================
      Assets = Liability + Equity          $         (0)  $        0     $         (0)  $          -   $         -    $          -




                                                                                         Investment
                                              12/31/98       12/31/98                    & Interco.        TOTAL
                                            Japan (K.K.)     Nihon BI       COMBINED     Elimination    CONSOLIDATED
                                           -------------------------------------------------------------------------
BALANCE SHEET
ASSETS
Current Assets
   Cash and Cash Equivalents               $     77,654   $  143,163     $  2,879,849   $          -  $  2,879,849
   Accounts Receivable                          475,069                     1,435,100                    1,435,100
   Allowance for Doubtful Accounts                    -                       (73,479)                     (73,479)
                                           -------------------------------------------------------------------------
   Accounts Receivable, net                     475,069            -        1,361,621              -     1,361,621
   Intercompany receivables                     105,440      262,852          885,648       (885,648)            -
   Inventory                                    178,761                     3,022,899       (105,940)    2,916,959
   Inventory reserve                                                          (60,000)                     (60,000)
                                           -------------------------------------------------------------------------
   Inventories, net                             178,761            -        2,962,899       (105,940)    2,856,959
   Prepaid expenses                                 846                       266,393                      266,393
   Other                                         31,311                       397,450                      397,450
                                           -------------------------------------------------------------------------
         Total current Assets                   868,991      406,015        8,753,859       (991,588)    7,762,271
                                                                                                                 -
Property and equipment, cost                      1,662                     2,439,546        (74,005)    2,365,541
   Accumulated depreciation                        (323)                     (758,753)         2,661      (756,092)
                                           -------------------------------------------------------------------------
   Property & equipment, net                      1,339            -        1,680,793        (71,344)    1,609,449
Note Receivable - intercompany                                              2,910,371     (2,910,371)            -
Investment in HD Technologies                                                 157,192                      157,192
Investment in KK                                                               72,059        (72,059)            -
Investment in PBA                                                             705,480       (705,480)            -
PBA Acquisition Costs                                                         165,029                      165,029
Other intangibles (Goodwill)                                                1,393,819         18,616     1,412,435
Other long term assets                           40,343                        85,026                       85,026
                                           -------------------------------------------------------------------------
Total Assets                               $    910,673   $  406,015     $ 15,923,628   $ (4,732,226) $ 11,191,402
                                           =========================================================================

LIABILITIES & STOCKHOLDERS EQUITY
Current Liabilities
    Notes Payable - Bank Overdraft                        $              $  1,980,822   $          -  $  1,980,822
    Current Portion SFLG loan                                                 134,267                      134,267
    Current Portion Finance Leases                                             23,406                       23,406
    Current Portion Transamerica                                              143,268                      143,268
    Accounts Payable                             50,624                     1,962,065                    1,962,065
    Intercompany Payables                       189,712                       885,697       (885,697)            -
    Accrued Warranty                             18,571                       220,571                      220,571
    Taxes Payable                                33,674            -           75,803                       75,803
    VAT Liability                                                                   0                            0
    Accrued Liabilities                           6,089       53,164          913,416             50       913,466
    Directors Loan Accounts                                                         -                            -
    Deferred Revenue                                                          194,077                      194,077
                                           -------------------------------------------------------------------------
         Total Current Liabilities              298,670       53,164        6,533,391       (885,647)    5,647,744

Long Term Liabilities
    LTD - SFLG loan                                                           140,555                      140,555
    LTD - Finance Leases                                                       12,689                       12,689
    LTD - Transamerica                                                        384,018                      384,018
    LTD - Intercompany                          453,864                     2,910,372     (2,910,372)            -
    Other Long Term Liabilities                                                23,540                       23,540
                                           -------------------------------------------------------------------------
         Total Long Term Liabilities            453,864            -        3,471,174     (2,910,372)      560,802
                                           -------------------------------------------------------------------------
    Total Liabilities                           752,534       53,164       10,004,565     (3,796,019)    6,208,546

Stockholders' equity
    Preferred Stock                                                             6,901                        6,901
    Common Stock                                     72                         2,991            (72)        2,919
    Add'l Paid in Capital                        71,987                    16,597,219        (71,987)   16,525,232
    Share capital                                                           1,121,440     (1,121,440)            -
    Beginning Retained Earnings                       -      250,358       (4,388,818)       439,220    (3,949,598)
    Current Year PA                             (31,215)     102,493       (7,478,257)      (181,929)   (7,660,186)
                                           -------------------------------------------------------------------------
    Ending Retained earnings                    (31,215)     352,851      (11,867,076)       257,291   (11,609,784)
    Notes Receivable                                                          (47,250)                     (47,250)
    Cumulative Translation Adjustment           117,295            -          104,838                      104,838
                                           -------------------------------------------------------------------------
    Total Stockholders Equity                   158,139      352,851        5,919,064       (936,208)    4,982,856
                                           -------------------------------------------------------------------------
Total Liabilities and Stockholders Equity  $    910,673   $  406,015     $ 15,923,628   $ (4,732,226) $ 11,191,402
                                           =========================================================================

Assets = Liability + Equity                $         (0)  $        -     $         (0)  $          0  $          0

                                 SCHEDULE 7.i.3

                             GENOMIC SOLUTIONS INC.

INTERIM UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS:

SCHEDULE          DESCRIPTION
--------          -----------

7.i.3.a Consolidated Statement Of Operations For The Two Months Ended February 28, 1999.

7.i.3.b Consolidated Statement Of Cash Flows For The Two Months Ended February 28, 1999

7.i.3.c           Consolidated Balance Sheet As Of February 28, 1999.

                                SCHEDULE 7.i.3.a

                             GENOMIC SOLUTIONS INC.

                      CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE TWO MONTHS ENDED FEBRUARY 28, 1999
                            (Unaudited and in $000's)

Revenue                                                 $   1,580
Cost of revenue                                               833
                                                        ---------
        Gross profit                                          747

        Gross profit %                                       47.3%

Operating Expenses
        Sales and marketing                                   702
        Research and development                              736
        General and administrative                            472
                                                        ---------
                Total operating expenses                    1,910
                                                        ---------
Loss from operations                                       (1,163)

Other expense                                                  65
                                                        ---------
Loss before taxes                                          (1,228)

Benefit for income taxes                                        -
                                                        ---------
Net loss                                                $  (1,228)
                                                        =========

                                SCHEDULE 7.i.3.b

                             GENOMIC SOLUTIONS INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                   FOR THE TWO MONTHS ENDED FEBRUARY 28, 1999
                            (Unaudited and in $000's)

OPERATING ACTIVITIES
     Net loss                                                                        $(1,228)
     Adjustments to reconcile net loss to net cash
      provided by (used in) operating activities:
       Depreciation and amortization                                                     131
       Provision for losses on accounts receivable                                         6
       Write-off of capitalized software                                                   -
       Non-cash interest expense                                                           -
       Changes in operating assets and liabilities:
               Accounts receivable                                                      (327)
               Inventories                                                              (145)
               Prepaid expenses and other assets                                         150
               Accounts payable                                                         (396)
               Accrued liabilities                                                       258
               Deferred revenue                                                          (41)
                                                                                     -------
                   Net cash provided by (used in) operating activities                (1,592)

INVESTING ACTIVITIES
     Capitalization of internal R&D                                                        -
     Purchase of Capitalized software                                                      -
     Purchase of property and equipment                                                 (196)
     Other                                                                                 1
                                                                                     -------
                                                                                        (195)
                   Net cash used in investing activities

FINANCING ACTIVITIES
     Net borrowings (repayments) under notes payable                                    (132)
     Repayment of long-term debt (SFLG Loan and Finance Lease)                             -
     Proceeds from issuance of LTD (SFLG Loan and Finance Lease)                          64
     Proceeds from Transamerica sale/leaseback                                           210
     Repayment of Transamerica sale/leaseback                                            (28)
     Issuance of common stock                                                              2
     Other                                                                                 -
                                                                                     -------
                   Net cash provided by financing activities                             116


EFFECT OF EXCHANGE RATE CHANGES                                                            9
                                                                                     -------

NET INCREASE (DECREASE) IN CASH                                                       (1,662)

BALANCE AT BEGINNING OF PERIOD                                                         2,880
                                                                                     -------

BALANCE AT END OF PERIOD                                                             $ 1,218
                                                                                     =======

                                SCHEDULE 7.i.3.c

                             GENOMIC SOLUTIONS INC.

                           CONSOLIDATED BALANCE SHEET
                             AS OF FEBRUARY 28, 1999
                                    ($000's)

ASSETS                                                                        (UNAUDITED)
------
Cash and cash equivalents                                                        $   1,218
Accounts receivable, net                                                             1,641
Inventories, net                                                                     2,953
Prepaid & other current assets                                                         503
                                                                                 ---------
         Total current assets                                                        6,315

Property and equipment, net                                                          1,705

Other long-term assets:
         Intangibles, net                                                            1,870
         Other                                                                         244
                                                                                 ---------
            Total other long-term assets                                             2,114
                                                                                 ---------

                  TOTAL ASSETS                                                      10,134
                                                                                 =========

Liabilities & Stockholders' Equity
----------------------------------
Current liabilities:
          Short-term borrowings                                                      1,843
          Current portion of long-term debt                                            161
          Accounts payable                                                           1,534
          Accrued liabilities                                                        1,650
          Deferred revenue                                                             152
          Other                                                                          -
                                                                                 ---------
            Total current liabilities                                                5,340

Long-term debt, less current portion                                                   748

Stockholders' Equity
          Preferred convertible & common stock                                          10
          Additional paid-in-capital                                                16,527
          Accumulated deficit                                                      (12,498)
          Currency translation adjustments                                              57
                                                                                 ---------
          Total stockholders' equity                                                 4,096

Less: Notes receivable                                                                 (50)
                                                                                 ---------

                TOTAL LIABILITIES & STOCKHOLDERS EQUITY                          $  10,134
                                                                                 =========

                                                                 SCHEDULE 7.i.4

                                                                     As of February 28, 1999
                                                                                                           Post
                                      2/28/99          US GAAP         2/28/99            2/28/99        2/28/99          2/28/99
                                        GSI          Adjustment          GSI                GSI          Adjust's           GSI
                                    -----------      ----------      -----------        -----------      --------       -----------

BALANCE SHEET

ASSETS

Current Assets
 Cash and Cash Equivalents          $         -       $      -       $         -        $ 1,005,436        $   -        $ 1,085,436
 Accounts Receivable                    207,372              -           207,372            852,566            -            852,568
 Allowance for Doubtful Accounts              -                                -            (75,601)           -            (75,601)
                                    -----------       --------       -----------        -----------        -----        -----------
 Accounts Receivable, net               207,372              -           207,372            776,965            -            778,965
 Intercompany receivables               451,372              -           451,372            527,070            -            527,070
 Inventory                            1,061,130              -         1,061,130          1,883,167                       1,883,167
 Inventory reserve                            -                                -            (80,000)                        (80,000)
                                    -----------       --------       -----------        -----------        -----        -----------
 Inventories, net                     1,061,130              -         1,061,130          1,803,167            -          1,803,167
 Prepaid expenses                        57,030                           57,030            161,641                         161,641
 Other                                   47,155        169,054           216,209             60,698            -             60,698
                                    -----------       --------       -----------        -----------        -----        -----------
     Total current Assets             1,824,059        169,054         1,993,113          4,414,977            -          4,414,977

 Property and equipment, cost           735,344                          735,344          1,871,188                       1,871,188
 Accumulated depreciation              (275,240)                        (275,240)          (559,709)                       (559,709)
                                    -----------       --------       -----------        -----------        -----        -----------
 Property & equipment, net              460,105              -           460,105          1,311,479            -          1,311,479
 Receivable - Intercompany                                                     -          3,318,421                       3,318,421
 Amount in HD Technologies              152,152          4,005           156,157                  -                               -
 Amount in KK                                                                  -             72,059                          72,059
 Amount in PBA                                -                                -            705,480                         705,480
 Acquisition Costs                                                             -            158,153                         158,153
 Intangibles - (Goodwill)                     -                                -          1,693,044                       1,693,044
 Long term assets                             -                                -             49,823                          49,823
                                    -----------       --------       -----------        -----------        -----        -----------
     Assets                         $ 2,436,015       $173,050       $ 2,609,374        $11,723,436        $   -        $11,723,436
                                    ===========       ========       ===========        ===========        =====        ===========

LIABILITIES & STOCKHOLDERS EQUITY

Current liabilities

 Notes Payable - Bank Overdraft     $    93,184       $              $    93,184        $ 1,750,000        $   -        $ 1,750,000
 Accounts Payable                       793,655                          793,655            715,508         (426)           715,082
 Intercompany Payables                  412,772              -           412,772            414,293                         414,293
 Accrued Warranty                                                              -            224,000                         224,000
 Taxes Payable                           78,584                           78,584              5,964                           5,964
 VAT Liability                         (169,054)       169,054                (0)                                                 -
 Accrued Liabilities                     73,264              -            73,264          1,193,108            -          1,193,108
 Directors Loan Accounts                      -                                -                                                  -
 Deferred Revenue                                       59,175            59,175             92,584                          92,584
 Finance Leases                          27,748                           27,748                                                  -
 Debt - SFLG loan                       133,558                          133,558                                                  -
                                    -----------       --------       -----------        -----------        -----        -----------
     Total Current Liabilities        1,443,711        228,229         1,671,039          4,395,457         (426)         4,395,031

Long Term Liabilities
 Debt - SFLG loan                       126,881                          126,881                                                  -
 Deferred Taxation                            -                                -                                                  -
 Finance Leases                          73,258                           73,258                                                  -
 LTD - Intercompany                   2,864,557                        2,864,557                                                  -
 Other Long Term Liabilities                                                   -            547,925                         547,925
                                    -----------       --------       -----------        -----------        -----        -----------
     Total Long Liabilities           3,064,696              -         3,064,696            547,925            -            547,925
                                    -----------       --------       -----------        -----------        -----        -----------
 Total Liabilities                    4,508,406        228,229         4,736,635          4,943,382         (426)         4,942,956

Stockholders equity
 Preferred Stock                                                               -              6,901                           6,901
 Common Stock                                                                  -              2,926            -              2,926
 Add'l Paid in Capital                                                         -         16,526,907            -         16,526,907
 Share capital                        1,121,440                        1,121,440                                                  -
 Beginning Retained Earnings         (2,883,457)       (62,074)       (2,945,531)        (8,550,755)         426         (8,550,329)
 Current Year PA                       (378,964)         5,495          (373,469)        (1,053,360)           -         (1,053,360)
                                    -----------       --------       -----------        -----------        -----        -----------
 Ending Retained earnings            (3,262,421)       (56,579)       (3,319,000)        (9,604,115)         426         (9,603,689)
 Notes Receivable                                                                           (49,950)                        (49,950)
 Cumulative Translation Adjustment       68,890          1,409            70,299           (102,615)                       (102,615)
                                    -----------       --------       -----------        -----------        -----        -----------
 Total Stockholders Equity           (2,072,090)       (55,170)       (2,127,260)         6,780,054          426          6,780,480
                                    -----------       --------       -----------        -----------        -----        -----------
Total Liabilities and
 Stockholders Equity                $ 2,436,316       $173,059       $ 2,609,375        $11,723,436        $   -        $11,723,436
                                    ===========       ========       ===========        ===========        =====        ===========
 Assets = Liabilities + Equity      $        (1)      $      0       $        (0)       $         -        $   -        $         -
                                    ===========       ========       ===========        ===========        =====        ===========

                                                                     As of February 28, 1999
                                                        Post
                                      2/28/99          2/28/99        2/28/99                          Intercompany
                                       GSKK            Adjust's     Japan (K.K.)         COMBINED      Eliminations    CONSOLIDATED
                                    -----------      -----------    ------------       -----------     ------------    ------------

BALANCE SHEET

ASSETS

Current Assets
 Cash and Cash Equivalents          $  132,084          $  -        $  132,084        $  1,217,520     $         -    $  1,217,520
 Accounts Receivable                   657,089             -           657,089           1,717,027                       1,717,027
 Allowance for Doubtful Accounts             -             -                 -             (75,601)              -         (75,601)
                                    ----------          ----        ----------        ------------     -----------    ------------
 Accounts Receivable, net              657,089             -           657,089           1,641,426               -       1,641,426
 Intercompany receivables               (3,035)            -            (3,035)            975,407        (975,407)              -
 Inventory                             193,742             -           193,742           3,138,039        (104,870)      3,033,169
 Inventory reserve                                                           -             (80,000)                        (80,000)
                                    ----------          ----        ----------        ------------     -----------    ------------
 Inventories, net                      193,742             -           193,742           3,058,039        (104,870)      2,953,189
 Prepaid expenses                          309                             309             218,980                         218,980
 Other                                   7,468             -             7,468             284,375                         284,375
                                    ----------          ----        ----------        ------------     -----------    ------------
     Total current Assets              987,657             -         7,395,747           7,395,747      (1,080,277)      8,315,470

 Property and equipment, cost            1,583                           1,583           2,608,115         (74,005)      2,534,110
 Accumulated depreciation                 (308)                           (308)           (835,257)          5,744        (829,513)
                                    ----------          ----        ----------        ------------     -----------    ------------
 Property & equipment, net               1,275             -             1,275           1,772,859         (68,261)      1,704,598
 Receivable - Intercompany                                                               8,318,421      (3,318,421)              -
 Amount in xx Technologies                                                   -             156,157                         156,157
 Amount in xx                                                                -              72,059         (72,059)              -
 Amount in PBS                                                               -             705,480        (705,480)              -
 Acquisition Costs                                                           -             158,153                         158,153
 xxx Intangibles - (Goodwill)                                                -           1,693,044          17,842       1,710,666
 xxx long term assets                   38,433                          38,433              88,256                          88,256
                                    ----------          ----        ----------        ------------     -----------    ------------
                                    $1,027,365          $  -        $1,027,365        $ 15,360,175     $(5,228,656)   $ 10,133,520
                                    ==========          ====        ==========        ============     ===========    ============

LIABILITIES & STOCKHOLDERS EQUITY

Current liabilities

 Notes Payable - Bank Overdraft                         $  -        $        -        $  1,843,184     $         -    $  1,843,184
 Accounts Payable                       25,274             -            25,274           1,534,011                       1,534,011
 Intercompany Payables                 144,590                         144,590             971,655        (971,655)              -
 Accrued Warranty                       33,024                          33,024             257,024                         257,024
 Taxes Payable                          24,805                          24,805             109,353                         109,353
 VAT Liability                               -                               -                  (0)                             (0)
 Accrued Liabilities                    20,725                          20,725           1,287,097          (3,751)      1,283,346
 Directors Loan Accounts                                                     -                   -                               -
 Deferred Revenue                                                            -             151,759                         151,759
 Finance Leases                                                              -              27,748                          27,748
 Debt - SFLG loan                                                            -             133,558                         133,558
                                    ----------          ----        ----------        ------------     -----------    ------------
     Total Current Liabilities         248,418             -           248,418           6,315,388        (975,407)      5,339,982

Long Term Liabilities
 Debt - SFLG loan                                                            -             126,881                         126,881
 Deferred Taxation                                                           -                   -                               -
 Finance Leases                                                              -              73,258                          73,258
 LTD - Intercompany                    453,864                         453,864           3,318,421      (3,318,421)              -
 Other Long Term Liabilities                                                 -             547,925                         547,925
                                    ----------          ----        ----------        ------------     -----------    ------------
     Total Long Liabilities            453,864             -           453,864           4,066,485      (3,318,421)        748,064
                                    ----------          ----        ----------        ------------     -----------    ------------
 Total Liabilities                     702,282             -           702,282          10,381,873      (4,293,828)      6,088,046

Stockholders equity
 Preferred Stock                                                             -               6,901                           6,901
 Common Stock                               72                              72               2,926             (72)          2,926
 Add'l Paid in Capital                  71,987                          71,987          16,598,894         (71,987)     16,526,907
 Share capital                                                               -           1,121,440      (1,121,440)              -
 Beginning Retained Earnings           (31,215)            -           (31,215)        (11,527,075)        257,291     (11,269,784)
 Current Year PA                       195,384             -           195,364          (1,231,465)          3,380      (1,228,085)
                                    ----------          ----        ----------        ------------     -----------    ------------
 Ending Retained earnings              164,149             -           164,149         (12,758,540)        260,671     (12,497,869)
 Notes Receivable                                                            -             (49,950)                        (49,950)
 Cumulative Translation Adjustment      88,875             -            88,875              58,559                          58,559
                                    ----------          ----        ----------        ------------     -----------    ------------
 Total Stockholders Equity             325,083             -           325,083           4,978,303        (932,828)      4,045,474
                                    ----------          ----        ----------        ------------     -----------    ------------
Total Liabilities and
 Stockholders Equity                $1,027,365          $  -        $1,027,365        $ 15,360,176     $(5,226,656)   $ 10,133,520
                                    ==========          ====        ==========        ============     ===========    ============
 Assets = Liabilities + Equity      $        -          $  -        $        -        $         (0)    $         0    $         (0)
                                    ==========          ====        ==========        ============     ===========    ============


                                  SCHEDULE 7.k

                               GENOMIC SOLUTIONS

DEVELOPMENT SINCE "INTERIM" BALANCE SHEET DATE:

Since the "Interim" Balance Sheet Date as of February 28, 1999;

a.) the consolidated cash balance of Genomic Solutions Inc. as of March 31, 1999 was $1,270,726, which included approximately $440,000 received from certain Lenders, (American Healthcare Fund II, Robert Shepler, and Grove Investment Partners) and deposited into a separate Genomic Solutions Inc. bank account, and

b.) the consolidated cash balance of Genomic Solutions Inc., as of April 19, 1999 at 9 a.m., was approximately $1,404,413, which included approximately $691,505, received from certain Lenders, (American Healthcare Fund, Robert
     G. Shepler, Grove Investment Partners, John J. Mackowski, J. Matthew Mackowski) and deposited into a separate Genomic Solutions Inc. bank account.

                                  SCHEDULE 7.1


                                  ENCUMBRANCES


(Unless previously provided, copies of these documents are available upon request of the Secretary of the Corporation or the Company's legal counsel.)


Schedule 7.1.1   List of Secured Paries

                                                                  SCHEDULE 7.l.1
                                                                   (page 1 of 3)

MICHIGAN DEPARTMENT OF STATE    DATE  APR 19, 1999   TIME  12:51  ACCOUNT NUMBER
  UNIFORM COMMERCIAL CODE
  LANSING, MICHIGAN 48918       DEBTOR INFORMATION   REQUESTOR INFORMATION

SEARCH RESULTS           B383383038                R28969
                         GENOMIC SOLUTIONS INC     JAFFE RAITT HEUER & WEISS
                         4355 VARSITY DR           ATTN KIM CASTEEL
                         ANN ARBOR  MI  48108      ONE WOODWARD AVE #2400
                                                   DETROIT  MI  48226
COPIES REQUESTED


-------------------------------------------------------------------
FILING        DATE/TIME     DOCUMENT      SECURED       MICROFILM
NUMBER        OF HIRING       TYPE      PARTY CODFE     LOCATION
-------------------------------------------------------------------
D403758   02-28-98   09:00    ORIG        H44560      98049-377.03

D405624   08-04-98   09:00    ORIG        H44560      98051-1284.02

D432338   10-15-98   09:00    ORIG        H44560      98065-2447.03

D441949   11-09-98   09:00    ORIG        H44560      98070-2359.03

D464538   01-11-99   09:00    ORIG        J18739      99001-1549.03

D484565   03-01-99   09:00    ORIG        H44550      99012-536.03

D489019   06-10-99   09:00    ORIG        H44560      99014-1662.03

D489043   03-10-99   09:00    ORIG        H44560      99014-1691.03

D489058   03-10-99   09:00    ORIG        H44560      99014-1706.03


SECURED PARTIES

H44560
TRANSAMERICA BUSINESS CREDIT CORP
76 BATTERSON PARK RD
FARMINGTON CT 06032


JIB239
TRANSAMERICA BUSINESS CREDIT CORP
76 BATTERSON PARK PD
FARMINGTON CT 06032

                                                                  SCHEDULE 7.l.1
                                                                   (page 2 of 3)

MICHIGAN DEPARTMENT OF STATE    DATE  APR 19, 1999   TIME  12:51  ACCOUNT NUMBER
  UNIFORM COMMERCIAL CODE
  LANSING, MICHIGAN 48918       DEBTOR INFORMATION   REQUESTOR INFORMATION

SEARCH RESULTS           A383383038                    R28969
                         GENOMIC SOLUTIONS/BIO IMAGE   JAFFE RAITT HEUER & WEISS
                         4355 VARSITY DR               ATTN KIM CASTEEL
                         ANN ARBOR  MI  48108          ONE WOODWARD AVE #2400
                                                       DETROIT  MI  48226

COPIES REQUESTED


-----------------------------------------------------------------------------
FILING        DATE/TIME   DOCUMENT      SECURED       MICROFILM
NUMBER        OF HIRING     TYPE      PARTY CODE      LOCATION
-----------------------------------------------------------------------------
D365088   04-22-98  09:00   ORIG        H38552       98024-2052.0

D403880   07-29-98  09:00   ORIG        J18739       98049-639.03

SECURED PARTIES

H38552
IKON OFFICE SOLUTIONS
278012790 44TH ST SW
GRAND RAPIDS  MI 49509


J18739
TRANSAMERICA BUSINESS CREDIT CORP
76 BATTERSON PARK PD
FARMINGTON CT 06032

                                                                  Schedule 7.x.1
                                                                   (Page 3 of 3)


MICHIGAN DEPARTMENT OF STATE    DATE  APR 19, 1999   TIME  12:51  ACCOUNT NUMBER
  UNIFORM COMMERCIAL CODE
  LANSING, MICHIGAN 48918       DEBTOR INFORMATION   REQUESTOR INFORMATION

SEARCH RESULTS           SEARCH RESULTS FOR:       R28969
                         GENOMIC SOLUTIONS INC.    JAFFE RAITT HEUER & WEISS
                                                   ATTN KIM CASTEEL
                                                   ONE WOODWARD AVE #2400
                                                   DETROIT  MI  48226
COPIES REQUESTED


-------------------------------------------------------------------
FILING        DATE/TIME     DOCUMENT      SECURED       MICROFILM
NUMBER        OF HIRING       TYPE      PARTY CODE      LOCATION
-------------------------------------------------------------------


                                                            FEES


                                                             1 Debtor(s) -- No TIN supplied:    $6.00
                                                            30 Print(s) @ $1.00/print:         $30.00

                                                               Expedited Search Fee:           $25.00
                                                             1 Total Debtor(s).
                                                                   TOTAL FEE                   $61.00


                                                            The Undersigned Filing Officer Certifies
                                                            that the above is a record of all
                                                            presently effective financing statements,
                                                            tax liens and assignments which name the
                                                            above debtor(s) and which are on file
                                                            as of APR 02 1999.

                                                            The attached photo copies are true copies
                                                            of the requested financing statements,
                                                            tax liens and assignments on file.


                                                            /s/ Jeffrey C. Nickerson
                                                            ---------------------------
                                                            Signature of Filing Officer

                                                            Retain this form for reconciliation to your
                                                            monthly stmt. Remit pmt based on statement only.



                                  SCHEDULE 7.o

LIST OF AGREEMENTS:
(Unless previously provided, copies of these agreements are available upon request of the Secretary of the Corporation or its legal counsel.)


           ENTITY                                       DESCRIPTION
            GSI      1994 Omnibus Equity Incentive Plan
            GSI      1998 Employee Stock Option Plan
            GSI      1998 Non-Employee Stock Option Plan
            GSI      401(k) Profit Sharing Plan and Trust
            GSI      Jeffrey S. Williams Employment Agreement effective January 1, 1998
           GSLtd.    Genomic Solutions Ltd. Employee Service Contracts with the following managers; Kevin Auton, John Pinkney, David Byatt, and Paul Dunkley.
            GSI      All employees of Genomic Solutions Inc. sign prior to starting employment with GSI an "Employment Agreement" of confidentiality and non-
                     disclosure.
           GSLtd.    All employees of Genomic Solutions Limited ("GSLtd.") sign prior to starting employment with GSL a "Statement of Main
                     Terms and Conditions of Employment."
           GSLtd.    Consultancy Agreement between Genomic Solutions Ltd. and P. Nicholas
                     King, who also serves as a Director of Genomic Solutions Inc.
            GSI      Consultancy Agreement between Genomic Solutions Inc. and
                     Mackowski and Shepler, both Matt Mackowski (GSI)
            GSI      Punk, Ziegel & Company Services Agreement
Schedule   7.o.1     List of Distribution Agreements
Schedule   7.o.2     List of Genomic Solutions' Facilities
Schedule   7.o.3     List of Non-Disclosure Agreements
Schedule   7.o.4     List of Leases
Schedule   7.o.5     List of Other Contracts
            GSI      Shareholder Agreement and Amendments
            GSI      Series B Preferred Stock Purchase Agreements
            GSI      Series C Preferred Stock Purchase Agreements
            GSI      Series D Preferred Stock Purchase Agreements
            GSI      Series M Preferred Stock Purchase Agreement
Schedule   7.o.6     List of Borrowings
Schedule   7.o.7     List of Acquisitions and Strategic Alliance Agreements

                                 SCHEDULE 7.o.1

 LIST OF DISTRIBUTION AGREEMENTS:

 GENOMIC SOLUTIONS DISTRIBUTES THE PRODUCT OF:

 DATE OF          AGREEMENT WITH               LENGTH OF AGREEMENT                COMMENTS
AGREEMENT
 05/28/98     General Scanning                      Terminated        Exclusive agent for General's Scan
                                                                      Array, 3000 Biochip scanner
 11/17/98     Spotfire, Inc                                           Distribute Spotfire Pro Software
 9/2/98       Biospace Mesures                 Terminates 12/31/99    Product Distribution Agreement


     GENOMIC SOLUTION'S PRODUCTS ARE DISTRIBUTED BY THE FOLLOWING:

 DATE OF          AGREEMENT WITH               LENGTH OF AGREEMENT                COMMENTS
AGREEMENT
 11/16/98    Australian Laboratory Services                           Australian Distribution Agreement
 12/15/98    Science & Technology Ltd.                                New Zealand Distribution Agreement
 2/15/99     Bio/Can Scientific                                       Canada Distribution Agreement
             B&L                                                      Holland Distribution Agreement with
                                                                      GSLtd.
             AbiMed                                                   German Distribution Agreement with
                                                                      GSLtd.
             Kebo Lab                            Letter of  Intent    Distributor for Nordic Region
                                                                      (Denmark, Norway, Sweden, Finland)

                                 SCHEDULE 7.o.2

LIST OF GENOMIC SOLUTIONS' FACILITIES:

1.) Main Corporate offices which house - Sales(a), Marketing, Molecular Biology, Biochip production, Software development, Accounting and Administration.
       Address:          4355 Varsity Drive, Suite E
                         Ann Arbor, NE 48108

     Note (a): Corporate direct sales reps (5), manager (1), and a field service engineer (1) are located outside of Michigan and work out of their homes.

2.) Imaging systems manufacturing and engineering operations are located in Lansing, Michigan.
       Address:          3120 Sovereign Drive, Suite A
                         Lansing, MI 48911

3.) Genomic Solutions' 2-D gel electrophoresis and proteomic services business is located in Chelmsford, Massachusetts. The company subleases approximately 5,200 square feet from ESA, Inc.
       Address:          22 Alpha Road
                         Chelmsford, MA 01824

4.) Genomic Solutions Ltd. ("GSL") is located in Cambridgeshire, England, providing robot and fluidic handling systems development and manufacturing as well as European marketing, sales and service. The lease expires June 30, 1999.
       Address:          Unit 3, Forge Close
                         Little End Road, St. Neots
                         Cambridgeshire, PE 19 3TP
                         United Kingdom

    4.a) Genomic Solutions Ltd. has entered into a facility lease agreement in April 1999 primarily to support increased demand for Genomic robotic and fluidic products and therefore increased production. The entire GSL operations will be moved to the following new facility sometime between May 1999 and August 1999.
           Address:      8 Blackstone Road
                         Huntingdon
                         Cambridgeshire, PE 19 6EF
                         United Kingdom

5.) Genomic Solutions K.K., located in Tokyo, Japan, provides domestic marketing, sales and technical support.
       Address:          Gotanda Chuo Bldg. 2F
                         3-5, Higashigotanda 2-chome
                         Shinagawa-Ku 141-0022
                         Tokyo, Japan

                                 SCHEDULE 7.o.3

LIST OF NON-DISCLOSURE AGREEMENTS:

    DATE OF AGREEMENT                      AGREEMENT WITH
         3/17/99                  Affymetrix, Inc.
         2/12/99                  Amersham Pharmacia Biotech (UK) Limited
         10/8/98                  Amresco
         3/24/99                  Becton Dickinson & Co.
         2/1/99                   Bertrand Lemieux
         3/12/99                  Bio-Rad Laboratories, Inc.
         2/2/98                   BIOSEQ
        10/15/98                  BioWhittaker, Inc
         6/3/98                   Carl Zeiss Jena GmbH.
         3/2/99                   Chiroscience Group plc
         4/2/98                   Chromagen, Inc.
         12/9/98                  Corning, Inc.
         3/5/99                   Dow Chemical Company
         3/5/98                   Dr. Michel Schummer
         3/17/99                  EG&G Wallac
         3/15/99                  F. Hoffman-LaRoche Ltd.
         3/15/99                  GATTAC Corporation
         12/8/97                  Gene Logic Inc
         4/15/98                  Genosys Biotechnologies Inc
         2/8/99                   Isis Pharmaceuticals, Inc.
         10/5/98                  James Burk
         3/8/99                   Kebo Lab
         12/1/97                  Kloehn Company Ltd.
         3/15/99                  MDS Inc.
         2/26/99                  Micromass Inc.
         5/19/98                  Monsanto Corporation
         3/5/99                   Monsanto Corporation
         2/11/99                  Morgan Stanley Venture capital III, Inc.
        10/28/97                  Mosaic Technologies
         3/2/98                   MWG Biotech
        11/18/98                  Myogen, Inc
         3/l/99                   NEN Life Science Products, Inc.
        10/15/98                  Olli Kallioniemi
         3/12/99                  Packard BioScience Company
         2/24/98                  Photometrics Ltd
         8/12/98                  Polyfiltronics, Inc
         2/18/98                  Richard Fisher
         11/2/98                  Scanalytics, Inc.
         2/9/99                   Sigma-Aldrich Corp.
         9/3/98                   TeleChem International
        11/25/98                  The Perkin-Elmer Corporation
         2/l/99                   Timothy Zacharewski
         4/2/98                   University of Alberta
         7/1/98                   University of Michigan
         2/20/98                  WestElder Associates
         4/23/98                  Zeneca Limited

                                 SCHEDULE 7.o.4

LIST OF LEASES
1.                GENOMIC SOLUTIONS INC.

 DATE OF               AGREEMENT WITH                  LENGTH OF     LOCATION   MONTHLY     COMMENTS
AGREEMENT                                             AGREEMENT-                PAYMENT
                                                        MONTHS
   7/8/97    Highland Industrial Park                         60            Ann Arbor                 Effective 1/1/98
             Transamerica Business Credit Corporation    Master Lease
  7/16/98      Schedule # 1                                   48                           $2,009.57  $77,507.00 leased equipment -
  7/16/98      Schedule # 2                                   36                           $2,537.79  $78,444.83 leased equipment
 10/12/98      Schedule # 3                                   48                           $2,150.80  $82,954.22 lease equipment
 10/27/98      Schedule # 4                                   48                           $4,451.61  $171,693.63 leased equipment
  2/11/99      Schedule # 5                                   48                           $5,139.40  $200,109.00 leased equipment
 12/17/98      Schedule # 6                                   36                           $3,652.07  $112,888.04 leased equipment
   3/1/99      Schedule # 7                                   48                           $5,388.14  $205,886.53 leased equipment
   3/5/99      Schedule # 8                                   36                           $2,247.30  $69,465.61 leased equipment
   3/1/99      Schedule # 9                                   36                           $4,662.20  $152,758.70 leased equipment
   4/1/99      Schedule #10                                   48                           $5,956.00  $229,717.00 leased equipment
  7/22/98    Dart Container                                   60           Lansing                    Lansing Facility Lease
  6/23/98    GMAC                                             36                           $  424.81  98 Chevy Venture Van
  7/15/98    ADT Security Services                                                                    per year
                                                                                           $  622.00
  10/6/97    Dell Financial Services                          36           Ann Arbor       $  137.52  Dell Computer
  1/16/98    Dell Financial Services                          36           Ann Arbor       $  172.71  Dell Computer
  1/22/98    Green Tree Vendor Services                       36                           $  151.27  Gateway computer w/ printer
 12/18/98    Chrysler Financial                               24           Ann Arbor       $  334.35  1999 Grand Caravan
 12/18/98    Chrysler Financial                               24           Lansing         $  334.35  1999 Grand Caravan
   1/5/98    01d Kent Leasing                                 36           Ann Arbor       $   84.75  Fax Machine
  2/26/98    IKON                                             60           Ann Arbor       $  397.00  Ricoh Copier
 10/21/98    Off Tech                                         36           Chelmsford      $  494.00  Ricoh Copier
  1/11/99    Accutemp Engineering Inc                         12           Chelmsford      $   36.25  Preventive Maintenance
                                                                                                              - Lab Equipment
  12/2/98    EZ Mini Storage                                               Chelmsford      $  195.00  Off site storage
   3/2/98    EZ Mini Storage                                               Chelmsford      $  195.00  Off site storage
 12/30/98    Infotrac                                         12           Chelmsford      $   30.85
   3/9/99    GMAC                                             36           Ann Arbor       $  743.20  1999 Escalade - Auto Lease

 II.                GENOMIC SOLUTIONS LTD LEASES

 DATE OF            AGREEMENT WITH                LENGTH OF        MONTHLY            COMMENTS
AGREEMENT                                        AGREEMENT-        PAYMENT
                                                   MONTHS
   2/6/97    Peugeot Finance                         48         Pound Sterling 338.62        Auto Lease - Van
   2/2/96    Woodchester Finance Ltd                 36         Pound Sterling 298.09        Auto Lease Rover
  4/30/98    Caryle Finance                          36         Pound Sterling 395.84        Auto Lease Ford Scarpio
  1/20/99    Guarantee Finance                       36         Pound Sterling 425.50        Auto Lease - Peugeot
 11/27/96    Lombard North Central PLC               36         Pound Sterling 208.39        Auto Lease
   Mar-97    Caryle Finance                          36         Pound Sterling 283.81        Auto Lease - Mondeo
   3/5/99    Guarantee Finance                       48         Pound Sterling 443.20        Auto Lease - BMW
 11/27/98    Caryle Finance                          36         Pound Sterling 358.24        Auto Lease -Rover
  9/11/98    Schroders Leasing Ltd.                  36         Pound Sterling 592.46        NEC MT1020 LCD Projector
  2/13/98    Apple Commercial Credit                 36         Pound Sterling 688.07        Epic Pentium II Computer
  5/29/98    Dell Financial Services                 36         Pound Sterling 363.02        Computer Equipment
  4/29/97    Danwood Financial Services              60         Pound Sterling 420.06        Sharp Photocopier
  4/15/99    Winter thru Life UK Limited             120        Scaled                       Facility Lease - 8 Blackstone Road
                                                                                             Huntingdon, Cambridgeshire, UK
     1996    Turrett Construction and Property  June 30, 1999                                Facility Lease - Unit 3
             Company Ltd                                                                     St. Neots, Cambridgeshire, UK
    12/98    Turrett Construction and Property  May 3, 1999                                  Facility Lease - Unit 2
             Company Ltd                                                                     St. Neots, Cambridgeshire, UK



III.                GENOMIC SOLUTIONS K.K. LEASES

 DATE OF         AGREEMENT WITH                 LENGTH OF         MONTHLY       COMMENTS
AGREEMENT                                       AGREEMENT-         PAYMENT
                                                  MONTHS
  4/21/98    Chuo Tochi K.K.                         24          Yen 639,000    Facility lease in Tokyo, Japan
                                                                                May 1, 98 - April 30, 2000
             Various                                                            General office equipment, fax and copier

                                 SCHEDULE 7.o.5

                            LIST OF OTHER CONTRACTS

 DATE OF          AGREEMENT WITH            LENGTH OF    ENTITY OR    MONTHLY        COMMENTS
AGREEMENT                                   AGREEMENT     LOCATION    PAYMENT
                                             -MONTHS
  6/24/98   AbiMed                                       UK                     Development of DigestPro and MALDI
                                                                                Robot
     1997   BioSeparations                               Ann Arbor
  1/29/98   Computational Biosciences Inc   Terminated   Ann Arbor              Software License Agreement
   7/1/98   Dr. Liang Li                                 Chelmsford
            (University of Alberta)
  2/23/99   GATTAC                                       Ann Arbor              PCR Machines - agency relationship -worid
                                                                                wide exclusive right to market
  2/23/99   GATTAC                                       Ann Arbor              Supply PCR products.
  3/17/99   White Pines Management                       Ann Arbor              Letter of Intent - Financing agreement
            L.L.C.
            Frontier Communications                      Inc.                   Long distance telephone carrier.
 11/20/98   Granger Container                            Lansing        40.00   Recycling and refuse service
  2/10/99   Bergstrom's Inc                      12      Ann Arbor     113.67   Preventive Maintenance - Heating & Air
                                                                                conditioning Equipment
  12/3/98   Pitney Bowes                         16      Ann Arbor     195.00   Postage meter
     4/99   Myogen                                       Inc.                   Genomic & Proteomic Analysis Contract
                                                                                Services Agreement
  2/26/98   HD Technologies Ltd.                         UK                     Co-operate on exclusive basis - Mass
                                                                                Spectrometry Instrumentation (see
                                                                                Schedule 7.o.7)
   5/5/98   WestElder Associates                                        75/hr   Consulting Contract
 12/31/97   MRC License Agreement                        UK                     License of robot from Sanger Centre.
  9/1 /98   University of Alberta             9/1/99     UK                     Global Research Agreement in Proteomics


 Pending
 April 99   Molecular Probes                             Chelmsford             Term sheet signed progressing to License
                                                                                Agreement

                                 SCHEDULE 7.o.6

LIST OF BORROWINGS:

a.) Genomic Solutions Inc. has a $2,000,000 bank borrowing facility evidenced by a line of credit agreement with Comerica Bank. Outstanding borrowings bear interest at the Bank's prime interest rate. This facility is subject to various covenants including the maintaining certain levels of tangible net worth and working capital.

b.) Genomic Solutions Inc. has a fixed asset master lease agreement whereby it may finance up to $1,500,000 in various laboratory, office and computer equipment. Current funding is available through May 15, 1999, but may be extended by the Lessor.

c.) Genomic Solutions Ltd. has an overdraft facility with a bank whereby Genomic
    Solutions Ltd. may borrow up to approximately 120,000 pound sterling ($200,000). Outstanding borrowings bear interest at the bank's prime rate plus 3.75% and are collateralized primarily by a stand-by letter of credit issued by the parent company's (Genomic Solutions Inc.) bank.

d.) Genomic Solutions Ltd. has a line of credit agreement with a bank whereby
    Genomic Solutions Ltd. may borrow up to 75,000 pound sterling (approximately $120,000). Outstanding borrowings bear interest at 10.5% and are collateralized by eligible accounts receivable.

e.) Note payable by Genomic Solutions Ltd. payable in monthly installments of $4,167 plus interest at 10.5% through November 2000.


f.) Note payable by Genomic Solutions Ltd. payable in monthly installments of $2,778, plus interest at 10.5% through January 2001.

                                 SCHEDULE 7.o.7

LIST OF ACQUISITIONS AND STRATEGIC ALLIANCE AGREEMENTS:

BIOPHOTONICS, INC.:
ACQUISITION OF THE ELECTROPHORESIS RELATED ASSETS OF BIOPHOTONICS CORPORATION BY B.I. SYSTEMS CORPORATION, D/B/A BIO IMAGE INCLUDING ASSET PURCHASE AGREEMENT AND ALL OTHER DOCUMENTS ASSOCIATED WITH ACQUISITION.

In June 1997, Genomic Solutions Inc. acquired substantially all assets of BioPhotonics, Inc. in exchange for $302,300 in cash and 85,000 shares of common stock at $0.07 per share. The acquisition has been accounted for under the purchase method of accounting. The excess of the purchase price over the fair value of the net assets acquired has been recognized as goodwill and is being amortized over a five-year period.

PBA TECHNOLOGY LTD.:
AGREEMENT FOR THE SALE AND PURCHASE OF THE ENTIRE ISSUED SHARE CAPITAL OF PBA TECHNOLOGY LIMITED AND ASSOCIATED DOCUMENTS IN CONNECTION WITH THIS TRANSACTION.

Effective December 31, 1997, Genomic Solutions Inc. acquired 100% of the outstanding capital stock of PBA Technology Limited. The aggregate purchase price of approximately $705,480 consisted of $150,480 in cash and 1,500,000 shares of the Company's common stock valued at $555,000. The acquisition has been accounted for under the purchase method of accounting. In connection with the acquisition, the Company recorded a one-time charge to operations in 1997 of $1,017,000, associated with the write-off of in-process research and development acquired in the transaction that had not reached technological feasibility. The remaining excess of the aggregate purchase price over the fair value of the net assets acquired of approximately $230,000, including acquisition costs of approximately $206,000, has been recognized as goodwill and will be amortized over a five-year period.

HD TECHNOLOGIES, LTD.:
SUBSCRIPTION AND COLLABORATION AGREEMENT BETWEEN GENOMIC SOLUTIONS INC. AND HD TECHNOLOGIES, LTD. AND ALL OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

On April 15, 1998, HD Technologies, Ltd., of Manchester, England, and Genomic Solutions Limited entered into a Subscription Agreement whereby Genomic acquired for 91,000 pound sterling Preference Shares of HD Technologies. In addition the companies entered into a Collaboration Agreement to design, construct and develop a MALDI-TOF mass spectrometer (and related computer software) for use in the field of proteomics and genomics.

INSIGHT BIOMEDICAL IMAGING SYSTEMS:
ACQUISITION OF THE MERIDIAN ASSETS OF INSIGHT BIOMEDICAL IMAGING, INC. BY GENOMIC SOLUTIONS INC. INCLUDING ASSET PURCHASE AGREEMENT, SHARING AGREEMENT, AND ALL OTHER DOCUMENTS ASSOCIATED WITH ACQUISITION.

On April 22, 1998, Genomic Solutions Inc. acquired certain assets of Insight Biomedical Imaging Systems, Inc. for $65,000 cash. Genomic acquired from Insight the laser scanning confocal imaging business unit located in Lansing, Michigan. Assets acquired by Genomic were inventory and fixed assets, and assumed the existing service contracts.

LIST OF ACQUISITIONS AND STRATEGIC ALLIANCE AGREEMENTS:

ESA, INC.:
ACQUISITION OF THE ELECTROPHORESIS ASSETS OF ESA, INC. BY GENOMIC SOLUTIONS INC. INCLUDING ASSET PURCHASE AGREEMENT, WARRANT, MANUFACTURING AGREEMENT, ROYALTY AGREEMENT AND CONSENT FROM MILLIPORE, SUBLEASE AND ALL OTHER DOCUMENTS ASSOCIATED WITH ACQUISITION

In October 1998, Genomic Solutions Inc. acquired the gel electrophoresis and proteomic business of ESA, Inc. located in Chelmsford, Massachusetts. The aggregate purchase price of approximately $1,750,000 in cash and a warrant to purchase 125,000 shares of the Company's common stock at an exercise price of $6.00 per share. The acquisition has accounted for under the purchase method of accounting.

B. I. SYSTEMS CORPORATION:
AGREEMENT AND PLAN OF MERGER BETWEEN B.I. SYSTEMS CORPORATION, A DELAWARE CORPORATION WITH AND INTO GENOMIC SOLUTIONS INC., A DELAWARE CORPORATION, AND ALL RELATED DOCUMENTS.

On December 24, 1997, Genomic Solutions Inc. merged with B.I. Systems, Corporation, with Genomic Solutions Inc., being the surviving entity.

                                  SCHEDULE 7.p

                             GENOMIC SOLUTIONS INC.

INTELLECTUAL PROPERTY

PATENTS AND KNOW-HOW

The Company owns or has rights to certain proprietary information relating to the products, systems and databases that it develops and markets. The Company intends to actively seek, when appropriate, protection for its products and proprietary information by means of United States and international patents, trademarks and contractual arrangements. In addition, the Company plans to rely upon trade secrets and contractual arrangements to protect certain of its proprietary information and products.

The Company owns three issued patents and approximately five pending patent applications worldwide relating to its biochip and proteomic products. There can be no assurance that patents will issue from such applications, or, with respect to issued or allowed patents, that they will provide the Company with significant protection. In addition, the patent law relating to the areas of the Company's research efforts is still developing which adds further uncertainty to the protection afforded by existing patents and any additional patents the Company may obtain.

Much of the know-how of importance to the Company's technology and many of its processes are dependent upon the knowledge, experience and skills, which are not patentable, of key scientific and technical personnel- To protect its rights to its proprietary know-how and technology, the Company requires all employees, consultants and advisors to enter 'into confidentiality agreements, which prohibit the disclosure of confidential information to anyone outside the Company. There can be no assurance that these agreements will effectively prevent disclosure of the Company's confidential information or will provide meaningful protection for the Company's confidential information if there is unauthorized use or disclosure. In the absence of patent or other protection of intellectual property, the Company's business may be adversely affected by competitors who develop substantially equivalent or superior technology or know-how.

I.        PATENTS GRANTED

          U.S. Patent 4,592,089: ELECTROPHORETOGRAM ANALYTICAL IMAGE PROCESSING SYSTEM
          Date of Patent: May 27, 1986
          Describes an analytical image processing system for analyzing spots on color electrophoretograms.

          U.S. Patent 4,966,667: GEL TRANSFER PROCESS AND COMPOSITE
          Date of Patent: Oct. 30, 1990
          Describes an apparatus and process for transferring a gel shaped as a cylinder from a first to a second electrophoresis step for the purpose of creating 2-D electrophoresis gels.

          US. Patent 5,281,322: ELECTROPHORESIS CASSETTE
          Date of Patent: Jan. 25, 1994
          Describes a cassette used to conduct gel electrophoresis separation of samples.

II.       PATENTS APPLIED FOR (USPO EARLY DISCLOSURE)

          LINE SCANNING IMAGER (11/11/97)
          Describes an imaging system used for the collection of images from high-density arrays of fluorescently tagged polynucleotides or protein spots.

          A THERMAL/FLUIDIC CYCLING DEVICE FOR THE PURPOSE OF NUCLEIC ACID HYBRIDIZATION (8/10/98)
          Describes an instrument designed to precisely control the thermodynamics of nucleic acid hybridization reactions, thereby significantly improving hybridization yields over manual methods.


          LID LIFT SYSTEM (2/20/99)
          Describes a system for the automated lifting of lids from microtitre plates to gain access to material deposited in the plates.

          AN AUTOMATED SYSTEM FOR EXCISING PROTEINS FROM TWO-DIMENSIONAL ELECTROPHORESIS GELS (2/17/99)
          Describes a novel laboratory robot-based solution for extracting protein molecules from electrophoresis gels for further study.

          A Laser Scanning Instrument for the Purpose of Acquiring Images of Fluorescent Samples (4/22/99)

          Describes a laser-based imaging system optimized for acquiring images of fluorescent samples, especially fluorescently labeled cDNA.

III.      PATENTS APPLIED FOR (UNITED KINGDOM)

          UK PATENT APPLICATI0N NO. 9815457.8:IMPROVED MASS SPECTROMETER Describes the design of an instrument used to measure the mass of large biological molecules.

IV. PATENT APPLICATIONS IN PROGRESS (TO BE SUBMITTED TO THE USPO, EARLY DISCLOSURE)

          1.  Hybridization Station (Autohybridizer) - several claims.
          2.  Flexys Laboratory Robot - several claims:
              - Pneumatic Picking Tool
              - Microarray Gridding Tool(s)
              - Optical Fiber Gridding Tool
              - A novel approach to cooling biological storage compartments
          3.  GeneTAC 1000 CCD-based biochip Imaging System - several claims
          4.  Biochip Production/Analysis - several claims, including:
              - The novel application of specific genetic material onto biochips for the purposes of quality assurance and landmark detection
              - A technique for cleaning biochips to minimize background and cross-channel contamination.
              - A technique for detecting landmark spots on biochips

LICENSED TECHNOLOGY

The technology used to create the Flexys(R) Robotic System was originally developed in the United Kingdom in collaboration with the Sanger Centre. Genomic Solutions holds an exclusive license, granted by the Medical Research Council, London, United Kingdom ("MRC"), which represents the Sanger Centre in matters of technology transfer, granting Genomic Solutions a worldwide exclusive right to use technology created by the Sanger Centre for the Flexys(R) Robot. These rights include any and all knowledge, experience, design data, construction data, operating data, or other information or know how possessed by the Sanger Centre which relates to the Flexys(R) Robot. In addition, improvements to the underlying technology are covered by the license agreement. In consideration for these rights, Genomic Solutions pays the MRC a royalty of 0.5% of the sale price of instrumentation utilizing the licensed technology. The license agreement will remain in-place so long as Genomic Solutions continues to use the licensed technology.

COPYRIGHTS

The Company copyrights all of its software, software source code, applications protocols, and operator and service manuals. Also, the Company copyrights various other documents that Genomic Solutions believes may benefit from copyright protection.

TRADEMARKS

The Company is the owner of the registered trademarks "Bio Image(R)" and "Flexys(R)". Genomic Solutions has applied for registration of the trademarks "GeneTAC", "GelPrint", and "Genomic Solutions". The Company also uses the common law trademarks Investigator(TM), ProGest(TM), Genomic Integrator(TM), Scout(TM), Advanced Quantifier(TM), and Intelligent Quantifier(TM)".

                                 SCHEDULE 7.p.1

                             GENOMIC SOLUTIONS INC.

                       OFFICERS, AND SIGNIFICANT EMPLOYEES
       WITH ARRANGEMENTS OR AGREEMENTS WITH FORMER EMPLOYERS RELATING TO
                            CONFIDENTIAL INFORMATION

Jeffrey S. Williams had an employment agreement covering, among other things, non-disclosure of confidential information and non-recruiting of key employees with both IRIS Corporation and Boehringer Mannheim Company. Both IRIS and Boehringer principal business operates within the clinical diagnostics market.

Michael P. Kurek has a non-disclosure agreement with Gene Codes Corporation, an Ann Arbor based bioinformatics company.

As of this date of closing and to the best of our knowledge, no other officer or significant employees (as listed on Schedule 7.g.9 of this agreement) of Genomic Solutions and its subsidiaries has any agreements or arrangements with former employers relating to confidential information.

                                  SCHEDULE 7.x

INFORMATION SUPPLIED TO LENDERS:
(Unless previously provided, copies of these documents are available upon request of the Secretary of the Corporation.)

SCHEDULE          DESCRIPTION
7.x.1     Confidential Descriptive Memorandum ("CDM"), dated February 1999.

7.x.2 Consolidated Financial Projection (the "Update") updated to incorporate this $6,000,000 subordinated debt financing, dated
          April 14,1999.

                                  SCHEDULE 7.z

COMPANY HISTORY OF NAMES AND LOCATIONS:

1.       GENOMIC SOLUTIONS INC. (UNITED STATES)

         The Company history during the most recent five years is as follows:

         -  Genomic Solutions Inc ........................December 5, 1997 to present
                Address:  4355 Varsity Drive, Suite E
                          Ann Arbor, MI 48108
         -  Genomic Solutions Inc. merges with B.I. Systems Corporation with
            Genomic Solutions the surviving entity .......December 24, 1997
         -  B.I. Systems Corporation
            (Doing Business as Bio Image) ................August 1994 to December 23, 1997
         -  B.I. Systems Corporation......................July 1996 to December 1997
                Address:  525 Avis Drive, Suite 10
                          Ann Arbor, MI 48108
         -  B.I. Systems Corporation .....................July 1994 to July 96
                Address:  777 Eisenhower Parkway, Suite 900
                          Ann Arbor, MI 48108

         B.I. Systems Corporation operated several offices outside the United
         States, operating as Michigan Corporations which were wholly owned by B.I. Systems and operated as branch offices. Each of these branches have been closed and subsequently dissolved as follows:

         -  Bio Image UK, Inc ............................operations from February 1995 to October,
            1997, liquidation in process.
                Address:  Business & Technology Centre
                          Radway Green,
                          Crewe, Cheshire CW2 5PR
         -  Bio Image France .............................operations from February 1995 to May 1996, liquidation completed.
                Address:  ZI Paris Nord 11
                          385 rue de la Belle Etoile BP 40053
                          Parc des Nations
                          95913 Roissy CDG Cedex
                          France
         -  Bio Image Systems Deutschland Inc. (Germany)..operations from January 1996 to
            May 1996, liquidation completed.
                Address:  Eschenriederstr. 24
                          82194 Greobenzell
                          Germany

         -  Nihon Bio Image Ltd .....operations from February 1995 to June 1998, liquidation in process.
               Address:  Wistaria Higashigotanda, Bldg 5F
                         21-9 Higashigotanda 1-Chrome
                         Shinagawa-Ku
                         Tokyo, Japan

II.      GENOMIC SOLUTIONS LTD (UNITED KINGDOM)


         Located in Cambridgeshire, England the history of PBA Technologies, during the most recent five years is as follows:

         - Genomic Solutions Ltd ......................March 9, 1998 to present

         - PBA Technology Ltd ................December 1, 1995 to March 8, 1998

         - Pinkney Byatt Ltd ................November 1998 to November 30, 1995

III.     GENOMIC SOLUTIONS K.K. (JAPAN)

         The Company history during the most recent five years is as follows:

         -  Genomic Solutions K.K ......................June 1, 1998 to present

         Prior to Genomic Solutions K.K., the sales and marketing activities in Japan were previously conducted under the name of Nihon Bio Image Ltd., a Michigan corporation wholly owned by B.I. Systems Corporation for the period February 1995 to June 1998.